UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices, including zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2009 – DECEMBER 31, 2009
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Trust II Funds

December 31, 2009

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

AR002-1209

Managers Trust II Funds

Annual Report — December 31, 2009

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	6

Managers AMG Chicago Equity Partners Balanced Fund	12

Managers High Yield Fund	21

Managers Fixed Income Fund	32

Managers Short Duration Government Fund	42

Managers Intermediate Duration Government Fund	51

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	58

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	60

Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	62

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	63

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	66

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	76

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	92

TRUSTEES AND OFFICERS	93

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), generated strong absolute returns in this historic environment, as detailed below.

Periods Ended 12/31/09		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Managers AMG Chicago Equity Partners Mid-Cap Fund

-Class A	No Load	26.43%	39.20%	(6.77)%	(0.40)%	2.36%	8.31%	1/2/1997

-Class A	With Load	19.10%	31.15%	(8.59)%	(1.57)%	1.76%	7.82%	1/2/1997

-Class B	No Load	25.87%	38.06%	(7.51)%	(1.14)%	1.73%	6.56%	1/28/1998

-Class B	With Load	20.87%	33.06%	(8.37)%	(1.51)%	1.73%	6.56%	1/28/1998

-Class C	No Load	25.96%	38.18%	(7.55)%	(1.17)%	1.73%	5.95%	2/19/1998

-Class C	With Load	24.96%	37.18%	(7.55)%	(1.17)%	1.73%	5.95%	2/19/1998

-Institutional Class		26.54%	39.59%	(6.63)%	(0.18)%	2.74%	8.75%	1/2/1997

Russell Midcap® Index		27.76%	40.48%	(4.59)%	2.43%	4.98%	8.13%

S&P Mid Cap 400 Index (former benchmark)		26.65%	37.38%	(1.83)%	3.27%	6.36%	9.85%

Letter to Shareholders (continued)

Periods Ended 12/31/09		6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Managers AMG Chicago Equity Partners Balanced Fund

-Class A	No Load	13.84%	20.06%	0.71%	3.90%	3.74%	7.19%	1/2/1997

-Class A	With Load	7.26%	13.14%	(1.25)%	2.67%	3.13%	6.70%	1/2/1997

-Class B	No Load	13.42%	19.42%	(0.00)%	3.16%	3.13%	5.42%	2/10/1998

-Class B	With Load	8.42%	14.42%	(0.97)%	2.80%	3.13%	5.42%	2/10/1998

-Class C	No Load	13.43%	19.33%	(0.02)%	3.14%	3.12%	5.36%	2/13/1998

-Class C	With Load	12.43%	18.33%	(0.02)%	3.14%	3.12%	5.36%	2/13/1998

-Institutional Class		14.00%	20.44%	0.97%	4.17%	4.14%	7.63%	1/2/1997

60% Russell 1000® Index/40% Barclays Capital

U.S. Aggregate Bond Index		15.31%	20.12%	0.24%	3.23%	2.87%	6.31%

60% S&P 500 Index/40% Barclays Capital U.S.

Aggregate Bond Index (former benchmark)		15.01%	19.00%	0.07%	3.00%	2.58%	6.16%

Managers High Yield Fund

-Class A	No Load	21.39%	53.38%	3.28%	4.61%	5.53%	5.90%	1/2/1998

-Class A	With Load	16.24%	46.97%	1.81%	3.71%	5.07%	5.52%	1/2/1998

-Class B	No Load	20.82%	51.64%	2.34%	3.72%	4.80%	4.85%	2/19/1998

-Class B	With Load	15.82%	46.64%	1.52%	3.42%	4.80%	4.85%	2/19/1998

-Class C	No Load	20.84%	51.98%	2.40%	3.76%	4.84%	4.86%	2/19/1998

-Class C	With Load	19.84%	50.98%	2.40%	3.76%	4.84%	4.86%	2/19/1998

-Institutional Class		21.35%	54.06%	3.59%	4.90%	5.97%	5.97%	3/2/1998

Barclays Capital U.S. Corporate High Yield Index		21.29%	58.21%	5.97%	6.46%	6.71%	N/A

Managers Fixed Income Fund

-Class A	No Load	11.19%	23.14%	5.18%	5.05%	6.52%	6.23%	1/2/1997

-Class A	With Load	6.43%	17.86%	3.66%	4.15%	6.06%	5.88%	1/2/1997

-Class B	No Load	10.83%	22.22%	4.39%	4.28%	5.87%	5.35%	3/20/1998

-Class B	With Load	5.83%	17.22%	3.48%	3.94%	5.87%	5.35%	3/20/1998

-Class C	No Load	10.79%	22.13%	4.38%	4.26%	5.86%	5.45%	3/5/1998

-Class C	With Load	9.79%	21.13%	4.38%	4.26%	5.86%	5.45%	3/5/1998

-Institutional Class		11.42%	23.39%	5.44%	5.31%	6.94%	6.70%	1/2/1997

Barclays Capital U.S. Aggregate Bond Index		3.95%	5.93%	6.04%	4.97%	6.33%	6.23%

Short Duration Government Fund		2.45%	6.54%	3.39%	3.50%	3.85%	4.48%	3/31/1992

Merrill Lynch Six-Month U.S. Treasury Bill Index		0.27%	0.58%	3.24%	3.52%	3.39%	4.06%

Intermediate Duration Government Fund		6.47%	12.40%	6.43%	5.12%	5.92%	6.53%	3/31/1992

Citigroup Mortgage Index		2.98%	5.76%	7.07%	5.81%	6.50%	6.64%

For the year ended December 31, 2009, the Managers AMG Chicago Equity Partners Mid-Cap Fund (Institutional Class) returned 39.59%, modestly trailing the 40.48% return for the Russell Midcap® Index. Over the last several quarters, we discussed the difficult market environment we experienced since the latter part of 2007, and this past year was no different. The riskiest stocks with the weakest fundamentals performed the best and did so by a substantial margin, making stock picking difficult. The Fund’s relative performance was driven primarily by strong stock selection within the industrials and materials sectors. These gains were somewhat offset by negative stock selection results in the information technology sector.

Letter to Shareholders (continued)

For the year ended December 31, 2009, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional Class) returned 20.44%, marginally outpacing the 20.12% return for the hypothetical benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. The equity portion of the Fund slightly underperformed the benchmark for the year. While the Fund’s holdings in the financial sector contributed positively to relative results for the second consecutive year, holdings within the consumer discretionary and technology sectors detracted most from relative performance during the year. Within the fixed income portion of the Fund, sector allocation and security selection were the biggest contributors to excess returns for the one-year period.

For the year ended December 31, 2009, the Managers High Yield Fund (Institutional Class) returned 54.06%, while the Barclays Capital U.S. Corporate High Yield Index returned 58.21%. It was the best year on record for both the Fund and the high-yield market. The Fund’s modest underperformance is not atypical since fixed income indexes often invest in very illiquid investments, which are not accessible to most investors, and indexes don’t incur fees or trading costs. Nevertheless, the Fund did lag during the year. Its underperformance is attributable to some poor security selection and a drag from cash.

For the year ended December 31, 2009, Managers Fixed Income Fund (Institutional Class) returned 23.39%, easily outpacing the 5.93% return for the Barclays Capital U.S. Aggregate Bond Index (the “Index”). Much of the Fund’s solid performance, both absolute and relative to the Index, was driven by a greater than benchmark exposure to investment-grade corporate bonds and the related underweight to U.S. Treasuries. After widening to historic levels during the 2008 crisis, yield spreads on corporate bonds narrowed throughout 2009, driving prices on these bonds higher. This trend was the primary driver of the Fund’s performance during the period.

For the year ended December 31, 2009, the Managers Short Duration Government Fund returned 6.54%, well outperforming its benchmark, the Merrill Lynch Six-Month U.S. Treasury Bill Index, which returned 0.58%. In 2009, spreads tightened substantially across almost all fixed income sectors, including agency mortgage backed securities (“MBS”), which is the primary investment segment for the Fund. The primary driver of the Fund’s strong absolute and relative performance was its exposure to agency MBS, which rallied for most of the year, partly as a result of attractive values at the beginning of the year and the Federal Reserve’s purchase programs. To a lesser extent, other contributors to performance included the Fund’s exposure to commercial mortgage backed securities (“CMBS”) as well as its yield curve positioning.

For the year ended December 31, 2009, the Managers Intermediate Duration Government Fund returned 12.40%, compared to 5.76% for its benchmark, the Citigroup Mortgage Index. As noted above, in 2009, spreads tightened substantially across almost all fixed income sectors, including agency MBS, which is the primary investment segment for this Fund as well. Similarly, the Fund also benefited from its exposure to agency MBS but unlike the Managers Short Duration Government Fund, there were other significant drivers of performance. Most notably, the Fund’s exposures to non-agency MBS and CMBS were key contributors. The management team at Smith Breeden Associates, Inc, the Fund’s subadvisor, added CMBS securities in the second quarter to take advantage of their wide spreads.

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Managers AMG Chicago Equity Partners Mid-Cap Fund Class A

Based on Actual Fund Return	1.24%	$1,000	$1,264	$7.08

Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.31

Managers AMG Chicago Equity Partners Mid-Cap Fund Class B

Based on Actual Fund Return	1.99%	$1,000	$1,259	$11.33

Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11

Managers AMG Chicago Equity Partners Mid-Cap Fund Class C

Based on Actual Fund Return	1.99%	$1,000	$1,260	$11.33

Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11

Managers AMG Chicago Equity Partners Mid-Cap Fund Institutional Class

Based on Actual Fund Return	0.99%	$1,000	$1,265	$5.65

Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

Managers AMG Chicago Equity Partners Balanced Fund Class A

Based on Actual Fund Return	1.25%	$1,000	$1,138	$6.74

Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.36

Managers AMG Chicago Equity Partners Balanced Fund Class B

Based on Actual Fund Return	2.00%	$1,000	$1,134	$10.76

Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16

Managers AMG Chicago Equity Partners Balanced Fund Class C

Based on Actual Fund Return	2.00%	$1,000	$1,134	$10.76

Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16

Managers AMG Chicago Equity Partners Balanced Fund Institutional Class

Based on Actual Fund Return	1.00%	$1,000	$1,140	$5.39

Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Managers High Yield Fund Class A

Based on Actual Fund Return	1.15%	$1,000	$1,214	$6.42

Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.85

Managers High Yield Fund Class B

Based on Actual Fund Return	1.90%	$1,000	$1,208	$10.58

Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65

Managers High Yield Fund Class C

Based on Actual Fund Return	1.90%	$1,000	$1,208	$10.58

Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65

Managers High Yield Fund Institutional Class

Based on Actual Fund Return	0.90%	$1,000	$1,214	$5.02

Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,021	$4.58

Managers Fixed Income Fund Class A

Based on Actual Fund Return	0.84%	$1,000	$1,112	$4.47

Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.28

Managers Fixed Income Fund Class B

Based on Actual Fund Return	1.59%	$1,000	$1,108	$8.45

Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08

Managers Fixed Income Fund Class C

Based on Actual Fund Return	1.59%	$1,000	$1,108	$8.45

Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08

Managers Fixed Income Fund Institutional Class

Based on Actual Fund Return	0.59%	$1,000	$1,114	$3.14

Based on Hypothetical 5% Annual Return	0.59%	$1,000	$1,022	$3.01

Managers Short Duration Government Fund

Based on Actual Fund Return	0.85%	$1,000	$1,025	$4.34

Based on Hypothetical 5% Annual Return	0.85%	$1,000	$1,021	$4.33

Managers Intermediate Duration Government Fund

Based on Actual Fund Return	0.89%	$1,000	$1,065	$4.63

Based on Hypothetical 5% Annual Return	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Investment Manager’s Comments

The Year in Review

The Managers AMG Chicago Equity Partners Mid-Cap Fund’s Institutional class returned 39.59% for 2009, versus the Russell Midcap® Index at 40.48%. The Fund’s benchmark was changed effective December 31, 2009 from the previously used S&P Mid-cap 400 Index, which returned 37.38% during the period. After continuing the decline of 2008 early in the year, markets bounced back sharply during the remainder of 2009, providing investors with solid double-digit returns across most asset classes.

The Fund finished the year modestly trailing the Russell Midcap® Index, while outpacing the S&P Midcap Index. Given the extreme returns experienced throughout the year, we believe this result was a success. Over the last several quarters, we discussed the difficult market environment we experienced since the latter part of 2007, and this past year was no different. The riskiest stocks with the weakest fundamentals performed the best and did so by a substantial margin. This made stock picking difficult, witnessed by the poor performance of Warren Buffett’s company, Berkshire Hathaway, which lagged the S&P 500 by the most in a decade (since the tech bubble of 1999). This speaks to the disconnect between established fundamentals and price performance. In summary, despite the tough environment of 2009, we were able to add excess return. Although our performance improved significantly last year, we are optimistic about the outlook for 2010 and thereafter. Here is why:

During a recession, value factors tend to work well, while momentum factors generally do not provide any significant information. This is especially true in the last three months of a recession, when the market begins to anticipate a recovery. Stocks with the weakest near-term fundamentals tend to lead stock market rallies that occur during the end of an economic recession. In particular, the value factor of price-to-book performs extremely well in these time periods, at the expense of all the other factors that consider near-term company information like earnings and balance sheet quality. We experienced this in 2009; the outperformance of low-quality stocks as described by quality ratings highlighted this inversion. This behavior tends to be short-lived, however, and the past has shown that as economic expansion sets in following a value-led rally, consideration for near-term company metrics returns to favor.

History has shown that a period of broad-based factors providing strong excess returns typically follows the initial rally and continues for an extended period of time. While value continues to be relevant, price-to-book is less effective, and the price-to-earnings ratio usually becomes the most powerful value factor both six and twelve months post recession as investors return their focus to near-term expectations. Likewise, all of the momentum factors typically work in the post recession period — particularly price momentum and earnings revisions — because earnings matter again. We are beginning to see this as our factors have broadened out over the last several months.

The Fund’s positive relative performance was driven primarily by strong stock selection within the industrials and materials sectors. Within industrials, Oshkosh Corp and Joy Global Inc. were among the top contributors to performance, while Ashland Inc. and Terra Industries were among the Fund’s best performers in the materials sector. These gains were somewhat offset by negative stock selection results in the information technology sector, where NCR Corp. and InterDigital Inc. were among the leading detractors.

Looking Forward

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. Quantitative investing has faced a challenging period over the last several quarters, including significant and dramatic rotations in factor preference as well as style preference. We believe this trend is reversing, which will be beneficial for fundamental based quantitative investing. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 26, 2010.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P Mid Cap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equity market. Both indices assume reinvestment of dividends. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses. This chart compares a hypothetical $10,000

Managers AMG Chicago Equity Partners Mid-Cap Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

investment made in the Fund’s Class A Shares on December 31, 1999, with a $10,000 investment made in the Russell Midcap® Index and the S&P Mid Cap 400 Index for the same time periods. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses.

The table below shows the average annualized total returns for the Mid-Cap Fund, the Russell Midcap® Index and the S&P Mid Cap 400 Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Mid-Cap[2,3]	-Class A	No Load	39.20%	(0.40)%	2.36%
	-Class A	With Load	31.15%	(1.57)%	1.76%
	-Class B	No Load	38.06%	(1.14)%	1.73%
	-Class B	With Load	33.06%	(1.51)%	1.73%
	-Class C	No Load	38.18%	(1.17)%	1.73%
	-Class C	With Load	37.18%	(1.17)%	1.73%
	-Institutional Class	No Load	39.59%	(0.18)%	2.74%
Russell Midcap® Index			40.48%	2.43%	4.98%
S&P Mid Cap 400 Index (former benchmark)			37.38%	3.27%	6.36%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Russell Midcap® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Mid-Cap Fund**	Russell Midcap® Index	S&P Mid Cap 400 Index

Financials	18.3%	18.4%	18.7%

Information Technology	17.5%	15.4%	14.8%

Consumer Discretionary	14.6%	14.9%	15.8%

Industrials	13.7%	12.7%	14.5%

Health Care	10.8%	8.8%	12.4%

Energy	7.3%	7.2%	6.1%

Utilities	6.5%	7.5%	6.2%

Materials	5.7%	6.4%	7.0%

Consumer Staples	3.3%	6.8%	3.9%

Telecommunication Services	0.2%	1.9%	0.6%

Other Assets and Liabilities	2.1%	0.0%	0.0%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
Health Net, Inc.*	2.1%
Sybase, Inc.*	2.0
Ross Stores, Inc.*	1.7
Hewitt Associates, Inc., Class A*	1.7
Kennametal, Inc.	1.6
Tech Data Corp.	1.6
Patterson-UTI Energy, Inc.	1.5
Timken Co.	1.4
NVR, Inc.	1.4
Bank of Hawaii Corp.	1.3

Top Ten as a Group	16.3%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 97.9%
Consumer Discretionary - 14.6%
Aeropostale, Inc.*	6,200		$211,110
American Greetings Corp., Class A	2,500		54,475
AnnTaylor Stores Corp.*	6,500		88,660
Autonation, Inc.*	11,000	[2]	210,650
Bob Evans Farms, Inc.	5,800		167,910
Brinker International, Inc.	8,000		119,360
Cheesecake Factory, Inc., The*	8,500		183,515
Chico’s FAS, Inc.*	18,500		259,925
Chipotle Mexican Grill, Inc.*	1,200		105,792
Corinthian Colleges, Inc.*	11,200	[2]	154,224
Dollar Tree, Inc.*	8,200		396,060
ITT Educational Services, Inc.*	1,600		153,536
Jones Apparel Group, Inc.	5,100		81,906
Leggett & Platt, Inc.	8,800		179,520
Liberty Media Corp. - Capital, Series A*	4,900		117,012
Marvel Entertainment, Inc.*	2,300		124,384
Netflix, Inc.*	4,700	[2]	259,158
NVR, Inc.*	685		486,836
Panera Bread Co., Class A*	2,800		187,516
priceline.com, Inc.*	1,100		240,350
Ross Stores, Inc.	13,900		593,669
Strayer Education, Inc.	505	[2]	107,307
TRW Automotive Holdings Corp.*	8,100		193,428
Timberland Co., Class A*	5,200		93,236
Tupperware Brands Corp.	5,600		260,792
Warnaco Group, Inc., The*	3,700		156,103
Total Consumer Discretionary			5,186,434
Consumer Staples - 3.3%
Constellation Brands, Inc., Class A*	12,700		202,311
Del Monte Foods Co.	6,800		77,112
Hormel Foods Corp.	7,700		296,065
Lancaster Colony Corp.	8,900		442,330
SUPERVALU, Inc.	11,100		141,081
Total Consumer Staples			1,158,899
Energy - 7.3%
Cimarex Energy Co.	5,800		307,226
Encore Acquisition Co.*	2,300		110,446
FMC Technologies, Inc.*	5,000		289,200
Newfield Exploration Co.*	7,000		337,610
Oil States International, Inc.*	5,800		$227,882
Patterson-UTI Energy, Inc.	34,700		532,645
Whiting Petroleum Corp.*	5,500		392,975
World Fuel Services Corp.	14,800		396,492
Total Energy			2,594,476
Financials - 18.3%
AmeriCredit Corp.*	11,100	[2]	211,344
Annaly Capital Management, Inc.	11,800		204,730
Bank of Hawaii Corp.	10,100		475,306
Equity One, Inc.	14,500	[2]	234,465
Federal Realty Investment Trust	2,700	[2]	182,844
First American Corp.	6,100		201,971
Fulton Financial Corp.	33,200		289,504
Hospitality Properties Trust	16,300		386,473
HRPT Properties Trust	42,100		272,387
International Bancshares Corp.	10,200	[2]	193,086
Jefferies Group, Inc.*	2,300	[2]	54,579
Liberty Property Trust	7,900		252,879
Mack-Cali Realty Corp.	12,400		428,668
MFA Financial, Inc.	30,800		226,380
National Retail Properties, Inc.	11,600	[2]	246,152
Nationwide Health Properties, Inc.	5,800		204,044
New York Community Bancorp, Inc.	12,000	[2]	174,120
Omega Healthcare Investors, Inc.	16,400		318,980
Platinum Underwriter Holdings, Ltd.	7,200		275,688
Raymond James Financial, Inc.	9,600		228,192
Reinsurance Group of America, Inc.	7,400		352,610
RenaissanceRe Holdings, Ltd.	4,900		260,435
SVB Financial Group*	8,800		366,872
Unitrin, Inc.	12,200		269,010
Waddell & Reed Financial, Inc.	6,000		183,240
Total Financials			6,493,959
Health Care - 10.8%
Alexion Pharmaceuticals, Inc.*	2,700		131,814
Beckman Coulter, Inc.	1,900		124,336
Charles River Laboratories International, Inc.*	7,100		239,199
Coventry Health Care, Inc.*	8,900		216,181
Health Net, Inc.*	32,600		759,254
Hill-Rom Holdings, Inc.	13,700		328,663
Kindred Healthcare, Inc.*	10,700		197,522
Life Technologies Corp.	4,106		214,456

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.8% (continued)
Owens & Minor, Inc.	10,700		$459,351
PDL BioPharma, Inc.	5,900		40,474
Perrigo Co.	9,000		358,560
Steris Corp.	13,500		377,595
Techne Corp.	2,500		171,400
Universal Health Services, Inc., Class B	4,000		122,000
Valeant Pharmaceuticals International*	3,100	[2]	98,549
Total Health Care			3,839,354
Industrials - 13.7%
Alaska Airgroup, Inc.*	5,300		183,168
Alliant Techsystems, Inc.*	800		70,616
Avery Dennison Corp.	2,200		80,278
Carlisle Cos., Inc.	7,700		263,802
Crane Co.	6,500		199,030
EMCOR Group, Inc.*	10,200		274,380
GrafTech International, Ltd.*	5,700		88,635
Harsco Corp.	4,000		128,920
Hertz Global Holdings, Inc.*	15,800		188,336
Hubbell, Inc., Class B	8,100		383,130
Joy Global, Inc.	1,400		72,226
KBR, Inc.	6,400		121,600
Kennametal, Inc.	22,300		578,016
Landstar System, Inc.	9,100		352,807
Lincoln Electric Holdings, Inc.	3,800		203,148
Manpower, Inc.	3,100		169,198
Nordson Corp.	5,100		312,018
Oshkosh Truck Corp.	11,400		422,142
R.R. Donnelley & Sons Co.	3,200		71,264
Timken Co.	21,300		505,023
Werner Enterprises, Inc.	10,200		201,858
Total Industrials			4,869,595
Information Technology - 17.5%
3Com Corp.*	15,300		114,750
Advanced Micro Devices, Inc.*	14,900		144,232
Arris Group, Inc.*	12,200		139,446
Arrow Electronics, Inc.*	5,000		148,050
Avnet, Inc.*	7,100		214,136
Broadridge Financial Solutions, Inc.	8,300		187,248
CommScope, Inc.*	1,800		47,754
Convergys Corp.*	25,100		269,825
Cree, Inc.*	2,600		$146,562
Fairchild Semiconductor International, Inc.*	8,400		83,916
F5 Networks, Inc.*	1,300		68,874
Gartner, Inc.*	10,300		185,812
Hewitt Associates, Inc., Class A*	13,900		587,414
Informatica Corp.*	6,300		162,918
Ingram Micro, Inc., Class A*	10,100		176,245
JDS Uniphase Corp.*	7,900		65,175
LSI Logic Corp.*	28,500		171,285
Lender Processing Services, Inc.	6,400		260,224
NeuStar, Inc., Class A*	9,900		228,096
Novellus Systems, Inc.*	8,600		200,724
Plantronics, Inc.	5,800		150,684
Quest Software, Inc.*	13,700		252,080
RF Micro Devices, Inc.*	50,500		240,885
SAIC, Inc.*	16,200		306,828
Solera Holdings, Inc.	1,600		57,616
Sybase, Inc.*	16,000		694,400
Tech Data Corp.*	12,300		573,918
TIBCO Software, Inc.*	5,600		53,928
Western Digital Corp.*	6,500		286,975
Total Information Technology			6,220,000
Materials - 5.7%
Cabot Corp.	9,800		257,054
Cliffs Natural Resources, Inc.	2,400		110,616
Louisana-Pacific Corp.*	16,700		116,566
Lubrizol Corp.	4,400		320,980
MeadWestvaco Corp.	13,900		397,957
Reliance Steel & Aluminum Co.	2,500		108,050
Terra Industries, Inc.	3,900		125,541
Valspar Corp., The	3,200		86,848
Westlake Chemical Corp.	7,200	[2]	179,496
Worthington Industries, Inc.	24,700		322,829
Total Materials			2,025,937
Telecommunication Services - 0.2%
NII Holdings, Inc.*	2,100		70,518
Utilities - 6.5%
Atmos Energy Corp.	11,100		326,340
Hawaiian Electric Industries, Inc.	11,400	[2]	238,260
Integrys Energy Group, Inc.	2,500		104,975
MDU Resources Group, Inc.	13,300		313,880

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities -6.5% (continued)
Mirant Corp.*	16,900	$258,063
New Jersey Resources Corp.	3,800	142,120
NiSource, Inc.	23,500	361,430
NSTAR	4,800	176,640
PNM Resources, Inc.	31,200	394,680
Total Utilities		2,316,388
Total Common Stocks (cost $30,472,039)		34,775,560
Short-Term Investments - 7.9%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	1,889,000	1,889,000
BNY Institutional Cash Reserves Fund, Series B*[3],10	159,721	31,146
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	890,556	890,556
Total Short-Term Investments (cost $2,939,277)		2,810,702
Total Investments - 105.8% (cost $33,411,316)		37,586,262
Other Assets, less Liabilities - (5.8)%		(2,072,420)
Net Assets - 100.0%		$35,513,842

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Investment Manager’s Comments

The Year in Review

For the 12-month period ending December 31, 2009, the Managers AMG Chicago Equity Partners Balanced Fund returned 20.44%, marginally outpacing the 20.12% return for its hypothetical benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s benchmark was changed, effective December 31, 2009, from the previously used hypothetical benchmark consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. The previous hypothetical benchmark returned 19% for the 12-month period.

After declining nearly 24% to begin 2009, the Russell 1000® Index rallied 68.0% from its March 9th bottom through December 31st. The Index returned 6.1% in the fourth quarter and 28.4% for the year. The equity portion of the Fund slightly underperformed the benchmark for the year and for the quarter. The Fund’s holdings in the financial sector contributed positively to relative results for the second consecutive year, but much of that performance was achieved during the first half of the year. Holdings within the consumer discretionary and technology sectors detracted most from relative performance during the year.

From our model perspective, only the value factors have been rewarded throughout most of the year. We began to see this dissipate during the last several months of the year. This behavior is typical when risk appetites increase in anticipation of an economic recovery (late recession periods), and investors seek the cheapest stocks without regard to other fundamental metrics. This time period of extremely narrow factor performance is unusual. In fact, over the last twenty years, a scarce 8% of the time is only one factor group working. A vast majority of the time (92%), the markets reward multiple factor groups.

Fixed income market conditions improved dramatically in 2009. Spreads tightened more than 400 basis points, but still remained somewhat wide on a historical basis. Although interest rates were historically low, they increased during the year. After bottoming at 2.1% in December 2008, the 10-year Treasury yield finished 2009 at 3.8%. The corporate and commercial mortgage-backed sectors, two of the most impaired areas of the market in 2008, rebounded dramatically returning 18.7% and 28.5%, respectively, and significantly outperforming the 3.6% return from the U.S. Treasury sector. Within the corporate sector, lower-ranked securities were the best performers, with the BBB sector up 27.5%. Corporate investment-grade and high-yield debt issuance was estimated to be $1.2 trillion in 2009, after virtually drying up in mid- to late-2008. Issuance increased across all credit rating categories. The yield curve steepened dramatically in 2009, with long-term rates rising and short-term rates pinned down due to the historically low federal funds target rate. Long-term rates increased due to inflationary concerns and are now at levels similar to those at late 2007.

Within the fixed income portion of the Fund, sector allocation and security selection were the biggest contributors to excess returns for the one-year period. We overweighted corporate securities, with industrials representing our largest industry overweight. We significantly reduced our overweight in agency-backed mortgage securities due to the Federal Reserve’s significant purchases in the marketplace. We have benefited from improving market conditions, but we maintain our risk awareness in our portfolio structure and holdings. We anticipate increasing exposure to shorter-maturity, lower-quality corporates while decreasing allocations to agency debt. We will be diligent in monitoring exposures and will be prepared to reduce risky assets later in the year based on valuations or economic outlook.

Looking Forward

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. Quantitative investing has faced a challenging period over the last several quarters, including significant and dramatic rotations in factor preference as well as style preference. We believe this trend is reversing, which will be beneficial for fundamental-based quantitative investing. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of January 26, 2010.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 90% of the U.S. market. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Russell 1000® Index, the S&P 500 Index, and the Barclays Capital U.S. Aggregate Bond Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1999, to a $10,000 investment made in the benchmarks for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than

Managers AMG Chicago Equity Partners Balanced Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Fund, 60% Russell 1000® Index & 40% Barclays Capital U.S. Aggregate Bond Index, and 60% S&P 500 & 40% Barclays Capital U.S. Aggregate Bond Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Balanced[2,3]	-Class A	No Load	20.06%	3.90%	3.74%
	-Class A	With Load	13.14%	2.67%	3.13%
	-Class B	No Load	19.42%	3.16%	3.13%
	-Class B	With Load	14.42%	2.80%	3.13%
	-Class C	No Load	19.33%	3.14%	3.12%
	-Class C	With Load	18.33%	3.14%	3.12%
	-Institutional Class	No Load	20.44%	4.17%	4.14%
60% Russell 1000® Index &
40% Barclays Capital U.S. Aggregate Bond Index			20.12%	3.23%	2.87%
60% S&P 500 Index &
40% Barclays Capital U.S. Aggregate Bond Index (former benchmark)			19.00%	3.00%	2.58%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	The Fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Balanced Fund**
U. S. Government and Agency Obligations	17.1%
Industrials	16.9%
Financials	12.4%
Information Technology	12.3%
Health Care	7.5%
Consumer Staples	6.9%
Energy	6.5%
Consumer Discretionary	6.1%
Utilities	4.3%
Mortgage-Backed Securities	3.3%
Materials	2.6%
Telecommunication Services	1.4%
Asset-Backed Securities	1.0%
Other Assets and Liabilities	1.7%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 4.500%, 12/01/24	2.2%
FNMA, 5.500%, 02/01/37*	1.9
Johnson & Johnson*	1.7
FNMA, 4.500%, 09/01/20	1.7
FNMA, 5.500%, 08/01/37	1.7
JPMorgan Chase & Co.	1.6
Pfizer, Inc.*	1.5
FNMA, 5.000%, 09/01/33	1.5
Microsoft Corp.	1.5
Exxon Mobil Corp.*	1.4

Top Ten as a Group	16.7%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Shares	Value
Common Stocks - 60.1%
Consumer Discretionary - 6.1%
Amazon.com, Inc.*	800	$107,616
Ford Motor Co.*	11,300	113,000
Leggett & Platt, Inc.	2,800	57,120
Liberty Media Corp., Interactive Group, Class A*	4,300	46,612
Macy’s, Inc.	8,300	139,108
McDonald’s Corp.	2,500	156,100
NVR, Inc.*	75	53,303
Polo Ralph Lauren Corp.	700	56,686
Ross Stores, Inc.	2,600	111,046
Time Warner, Inc.	2,600	75,764
Virgin Media, Inc.	6,100	102,663
Walt Disney Co., The	2,950	95,138
Total Consumer Discretionary		1,114,156
Consumer Staples - 6.9%
Altria Group, Inc.	3,720	73,023
Archer-Daniels-Midland Co.	3,300	103,323
Avon Products, Inc.	2,450	77,175
Coca-Cola Enterprises, Inc.	5,500	116,600
Colgate-Palmolive Co.	900	73,935
Constellation Brands, Inc., Class A*	2,800	44,604
Estee Lauder Co., Class A	800	38,688
Kimberly-Clark Corp.	1,300	82,823
Lorillard, Inc.	600	48,138
PepsiCo, Inc.	2,350	142,880
Philip Morris International, Inc.	1,020	49,154
Sysco Corp.	3,900	108,966
Wal-Mart Stores, Inc.	3,600	192,420
Walgreen Co.	2,700	99,144
Total Consumer Staples		1,250,873
Energy - 6.5%
Apache Corp.	1,800	185,706
Chevron Corp.	1,400	107,786
ConocoPhillips Co.	4,800	245,136
Devon Energy Corp.	2,300	169,050
Ensco International PLC, Sponsored ADR	1,500	59,910
Exxon Mobil Corp.	3,620	246,848
FMC Technologies, Inc.*	1,900	109,896
Patterson-UTI Energy, Inc.	3,200	49,120
Total Energy		1,173,452

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Financials - 8.5%
American Financial Group, Inc.	4,900	$122,255
Annaly Capital Management, Inc.	4,300	74,605
Bank of New York Mellon Corp.	2,300	64,331
Blackrock, Inc.	410	95,202
Goldman Sachs Group, Inc.	1,110	187,413
HRPT Properties Trust	13,900	89,933
JPMorgan Chase & Co.	6,948	289,523
PNC Financial Services Group, Inc., The	3,100	163,649
Prudential Financial, Inc.	2,800	139,328
Raymond James Financial, Inc.	3,400	80,818
SL Green Realty Corp.	1,300	65,312
U.S. Bancorp	4,400	99,044
Wells Fargo & Co.	2,400	64,776
Total Financials		1,536,189
Health Care - 7.5%
Abbott Laboratories	2,500	134,975
AmerisourceBergen Corp.	6,600	172,062
Amgen, Inc.*	1,700	96,169
CR Bard, Inc.	500	38,950
Gilead Sciences, Inc.*	1,900	82,232
Humana, Inc.*	2,200	96,558
Johnson & Johnson	4,880	314,321
Medco Health Solutions, Inc.*	2,300	146,993
Pfizer, Inc.	15,257	277,525
Total Health Care		1,359,785
Industrials - 5.9%
3M Co.	1,200	99,204
Burlington Northern Santa Fe Corp.	200	19,724
CH Robinson Worldwide, Inc.	1,000	58,730
Cintas Corp.	1,900	49,495
Cooper Industries PLC	2,500	106,600
General Dynamics Corp.	1,600	109,072
General Electric Co.	11,400	172,482
Grainger (W.W.), Inc.	400	38,732
Hertz Global Holdings, Inc.*	7,100	84,632
Joy Global, Inc.	600	30,954
Northrop Grumman Corp.	1,600	89,360
Raytheon Co.	1,800	92,736
Timken Co.	2,900	68,759
United Parcel Service, Inc., Class B	700	40,159
Total Industrials		1,060,639

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares	Value
Information Technology - 12.3%
Adobe Systems, Inc.*	2,800	$102,984
AOL, Inc.*	254	5,913
Apple, Inc.*	865	182,394
BMC Software, Inc.*	1,200	48,120
Cisco Systems, Inc.*	6,400	153,216
Computer Sciences Corp.*	3,900	224,367
F5 Networks, Inc.*	1,800	95,364
Hewitt Associates, Inc., Class A*	2,300	97,198
Hewlett-Packard Co.	1,000	51,510
Ingram Micro, Inc., Class A*	3,800	66,310
International Business Machines Corp.	1,400	183,260
LSI Logic Corp.*	20,500	123,205
MasterCard, Inc., Class A	365	93,433
Microsoft Corp.	8,650	263,738
NeuStar, Inc., Class A*	2,700	62,208
Novellus Systems, Inc.*	2,600	60,684
Sandisk Corp.*	3,500	101,465
Seagate Technology, Inc.	6,100	110,959
Tech Data Corp.*	600	27,996
Tellabs, Inc.*	8,900	50,552
Texas Instruments, Inc.	5,100	132,906
Total Information Technology		2,237,782
Materials - 2.6%
Freeport McMoRan Copper & Gold, Inc.*	1,300	104,377
Lubrizol Corp.	2,900	211,555
MeadWestvaco Corp.	3,200	91,616
Reliance Steel & Aluminum Co.	1,500	64,830
Total Materials		472,378
Telecommunication Services - 1.4%
AT&T, Inc.	6,600	184,998
Qwest Communications International, Inc.	18,300	77,043
Total Telecommunication Services		262,041
Utilities - 2.4%
Edison International	6,500	226,070
NiSource, Inc.	2,800	43,064
PG&E Corp.	3,700	165,205
Total Utilities		434,339
Total Common Stocks (cost $9,098,000)		10,901,634
	Principal Amount
Asset-Backed Securities - 1.0%
Harley-Davidson Motorcycle Trust 2006-2, Class A2, 5.350%, 03/15/13	$84,039	86,498
John Deere Owner Trust 2007, Class A4, 5.070%, 04/15/14	94,825	97,343
Total Asset-Backed Securities (cost $178,796)		183,841

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Mortgage-Backed Securities - 3.3%
Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.179%, 09/10/47 [7]	$96,000		$94,433
CSFB Mortgage Securities Corp., Series 2005-C2, Class A3, 4.691%, 04/15/37	70,000		68,698
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A2, 4.970%, 08/11/36	17,953		18,602
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.317%, 06/10/36 [7]	80,000		81,297
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	140,000		140,584
JP Morgan Chase Mortgage Securities Corp., Series 2002-C2, Class A2, 5.050%, 12/12/34	90,000		92,802
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A4, 4.847%, 10/15/41 [7]	70,000		67,606
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class A2, 4.516%, 05/15/44	34,452		34,451
Total Mortgage-Backed Securities (cost $568,683)			598,473
U.S. Government and Agency Obligations - 17.1%
Federal Home Loan Mortgage Corporation - 0.9%
FHLMC, 5.000%, 12/01/20	92,096		96,842
FHLMC Gold Pool, 6.000%, 04/01/38	69,243		73,502
Total Federal Home Loan Mortgage Corporation			170,344
Federal National Mortgage Association - 15.2%
FNMA, 4.000%, 10/01/20 to 12/01/21	65,056		62,610
FNMA, 4.500%, 11/01/19 to 11/01/39	891,673		922,398
FNMA, 5.000%, 03/01/23 to 02/01/36	557,819		575,880
FNMA, 5.500%, 02/01/22 to 08/01/37	668,714		702,517
FNMA, 6.000%, 05/15/11 to 08/01/37	454,077		484,335
Total Federal National Mortgage Association			2,747,740
United States Treasury Securities - 1.0%
U.S. Treasury Bonds, 4.250%, 05/15/39	175,000	[2]	164,226
U.S. Treasury, Principal Only Strip, 08/15/39	50,000		12,261
Total United States Treasury Securities			176,487
Total U.S. Government and Agency Obligations (cost $3,047,548)			3,094,571
Corporate Bonds - 16.8%
Financials - 3.9%
American Express Co., 7.250%, 05/20/14	50,000		56,472
Bank of America Corp., 5.750%, 12/01/17	65,000		66,666
Berkshire Hathaway Finance Corp., 4.850%, 01/15/15	50,000		53,592
CME Group, Inc., 5.750%, 02/15/14	35,000		38,317
Chubb Corp., The, 6.500%, 05/15/38	25,000		27,624
Citigroup, Inc., 5.500%, 04/11/13	60,000		62,252
General Electric Capital Corp., MTN, Series A, 6.750%, 03/15/32	35,000		35,788
Goldman Sachs Group, Inc., 5.950%, 01/18/18	60,000		63,460
JPMorgan Chase & Co., 6.000%, 01/15/18	45,000		48,452
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14	45,000		46,068
Morgan Stanley, 5.950%, 12/28/17	30,000		30,992
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	45,000		59,721
Prudential Financial, Inc., 4.750%, 09/17/15	50,000		50,764

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Financials - 3.9% (continued)
Travelers Cos., Inc., 5.375%, 06/15/12	$40,000	$42,373
Wachovia Bank, N.A., 5.850%, 02/01/37	25,000	23,994
Total Financials		706,535
Industrials - 11.0%
Abbott Laboratories, 5.875%, 05/15/16	68,000	75,103
Altria Group, Inc., 8.500%, 11/10/13	25,000	28,915
Altria Group, Inc., 9.700%, 11/10/18	23,000	28,476
Archer-Daniels-Midland Co., 5.450%, 03/15/18	55,000	58,679
AT&T, Inc., 5.100%, 09/15/14	80,000	86,143
Boeing Co., 3.750%, 11/20/16	50,000	48,408
Burlington Northern Santa Fe Corp., 5.650%, 05/01/17	20,000	21,320
Burlington Northern Santa Fe Corp., 5.900%, 07/01/12	35,000	37,970
Cardinal Health, Inc., 5.500%, 06/15/13	25,000	26,592
Cisco Systems, Inc., 5.900%, 02/15/39	20,000	20,292
Coca-Cola Enterprises, Inc., 7.375%, 03/03/14	50,000	58,033
Comcast Corp., 5.875%, 02/15/18	35,000	37,215
Devon Energy Corp., 6.300%, 01/15/19	70,000	78,078
Dow Chemical Co., The, 7.600%, 05/15/14	30,000	34,169
E.I. du Pont de Nemours & Company, 5.000%, 01/15/13	40,000	42,868
General Mills, Inc., 5.200%, 03/17/15	80,000	85,469
GlaxoSmithKline Capital, Inc., 6.380%, 05/15/38	35,000	38,909
Hess Corp., 8.125%, 02/15/19	40,000	48,319
Hewlett-Packard Co., 4.500%, 03/01/13	55,000	58,352
Honeywell International, Inc., 4.250%, 03/01/13	55,000	57,784
IBM Corp., 4.750%, 11/29/12	75,000	80,631
Kellogg Co., 7.450%, 04/01/31	35,000	42,557
Kimberly-Clark Corp., 6.125%, 08/01/17	40,000	44,411
Kraft Foods, Inc., 6.875%, 01/26/39	35,000	36,868
Kroger Co., The, 5.500%, 02/01/13	25,000	26,718
Kroger Co., The, 6.750%, 04/15/12	40,000	43,711
Lockheed Martin Corp., 7.650%, 05/01/16	65,000	77,389
McDonald’s Corp., 4.300%, 03/01/13	40,000	42,346
McDonald’s Corp., 6.300%, 10/15/37	40,000	43,528
McKesson Corp., 7.500%, 02/15/19	40,000	47,516
Norfolk Southern Corp., 5.640%, 05/17/29	25,000	24,275
Northrop Grumman Corp., 7.750%, 02/15/31	25,000	30,977
PACCAR, Inc., 6.875%, 02/15/14	50,000	56,454
Spectra Energy Capital LLC, 6.200%, 04/15/18	40,000	42,550
Telecom Italia Capital SA, 5.250%, 11/15/13	45,000	47,372
Time Warner Cable, Inc., 5.850%, 05/01/17	40,000	42,089
Time Warner Cable, Inc., 6.750%, 07/01/18	45,000	49,516

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 11.0% (continued)
TransCanada Pipelines, Ltd., 4.875%, 01/15/15	$45,000	$47,261
TransCanada Pipelines, Ltd., 7.125%, 01/15/19	15,000	17,568
Union Pacific Corp., 6.250%, 05/01/34	23,000	23,893
United Parcel Service, Inc., 6.200%, 01/15/38	25,000	27,813
Verizon Communications, Inc., 6.400%, 02/15/38	35,000	36,711
Wal-Mart Stores, Inc., 6.500%, 08/15/37	40,000	45,675
Wyeth Co., 5.250%, 03/15/13	40,000	43,524
Total Industrials		1,992,447
Utilities - 1.9%
Consolidated Edison, Inc., 5.375%, 12/15/15	75,000	81,154
Exelon Generation Co., LLC, 6.200%, 10/01/17	45,000	48,312
Florida Power & Light Co., 4.850%, 02/01/13	45,000	47,670
Midamerican Energy Co., 5.750%, 11/01/35	25,000	25,112
NiSource Finance Corp., 6.800%, 01/15/19	25,000	26,782
Pacific Gas & Electric, 8.250%, 10/15/18	65,000	79,497
Virginia Electric and Power Co., 8.875%, 11/15/38	25,000	35,403
Total Utilities		343,930
Total Corporate Bonds (cost $2,848,171)		3,042,912

	Shares
Short-Term Investments - 1.6%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	1,000	1,000
BNY Institutional Cash Reserves Fund, Series B*[3,10]	28,392	5,536
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	287,974	287,974
Total Short-Term Investments (cost $317,366)		294,510
Total Investments - 99.9% (cost $16,058,564)		18,115,941
Other Assets, less Liabilities - 0.1%		14,842
Net Assets - 100.0%		$18,130,783

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Investment Manager’s Comments

The Year in Review

The Managers High Yield Fund (Institutional Class shares) returned 54.06% in 2009, compared with 58.21% for the Barclays Capital U.S. Corporate High Yield Index. The high-yield market exploded in 2009, posting record-breaking monthly, quarterly, and annual performance returns. The outset of the year presented a challenging backdrop for the high-yield market due to the deterioration in the global economy, accelerating corporate default activity, and declining market confidence. However, by the end of the first quarter, signs of economic stabilization emerged, which contributed to boosting investor sentiment and reversing the course of negative performance in the high-yield market. Money began to steadily flow into the asset class and ignited the return of high-yield capital market activity. With continued improvements in economic and technical data, as well as plummeting levels of distressed debt, default risk progressively declined. After bottoming in early March, the high-yield market rallied through year end to post its best calendar year return on record.

In stark contrast to last year’s flight to quality, the lower end of the quality spectrum (i.e., CCC-rated bonds and distressed bonds) significantly outperformed single-B and double-B rated credits for the year, illustrating the improving desire for riskier assets. Broadcasting, insurance, and financial sectors led performance in 2009, though all high-yield sectors posted positive returns. The sectors that performed well this year were generally the worst performers in 2008. The lowest performing sectors for the year were utilities, cable, and railroads.

As high-yield bonds rebounded, the spread between high-yield bonds and comparable maturity Treasury bonds narrowed over 1000 basis points (10.0%) during 2009. This is unprecedented considering that the yield spread has rarely ever been over 1000 basis points (10.0%) and the average yield spread over the last ten years was closer to 600 basis points (6.0%) than 1600 basis points (16.0%). At current levels, valuations now price in a significantly lower implied default rate that is more in line with forward market expectations. The year was record breaking for high yield as the Index was up over 50%, significantly rewarding investors. In comparison, the Barclays Capital 10-year Treasury Index returned -8.76% and the S&P 500 Index returned 26.46%.

Despite high-default volume and an upward spike in the default rate in 2009, the trend of default activity in the high-yield market clearly declined during the latter half of the year. As evidence, an average of 15 companies defaulted during the first four months of the year, an average of ten companies defaulted during the middle four months, and only five companies defaulted in the last four months. As of December 31 2009, the 12-month trailing par-weighted domestic default rate was 10.23% across the high-yield market. With the improved economic outlook, robust capital market activity, and extremely low levels of distressed debt, the default rate should gradually decline during 2010.

After a sluggish start to the year, the high-yield primary market returned in earnest in April. Increased demand for riskier assets helped to foster a robust new-issue market for high-yield bonds. High yield issuers priced over $180 billion in 2009, well over three times the 2008 volume and exceeding the prior record of $158.2 billion set in 2004. High yield mutual funds experienced record inflows of $31.1 billion in 2009, compared to a meager $4.3 billion in inflows during 2008. Year-to-date redemptions, maturities, tenders, and upgrades to investment grade totaled $107.3 billion, versus $103.8 billion for the same period last year. These activities are important because they effectively create additional market demand for remaining issues.

The Fund underperformed its primary benchmark during the trailing twelve-month period, but this was not atypical as the benchmark ranked in the 10th percentile relative to the Morningstar High Yield Fund category. It is not uncommon for fixed income indexes to rank highly when compared to a broad peer universe because they do not incur trading costs, often invest in illiquid segments of the fixed income market that may not be easily accessible to investors, have no cash flows, and exclude fees. The Fund’s relative performance was hurt by its relative exposure to media-noncable, banking, and financials sectors. Performance was also hindered by relative weightings to American International Group, Clear Channel Communications, EchoStar Corp., Realogy Corp., and First Data Corporation. Additionally, in this robust high-yield market environment with annual returns of nearly 60%, carrying cash to accommodate flows had a negative impact on the Fund’s performance relative to its benchmark, which does not have a cash allocation. Conversely, relative performance for the Fund was aided by security selection in the consumer products, chemicals, and electric utilities sectors, with the largest individual performance contributions coming from the relative weightings in Simmons Bedding Company, Ineos Group Holdings, Open Solutions, Travelport, and Tenneco.

Looking Forward

Despite the record-breaking year of performance for high-yield bonds, spreads are still wider than long-term averages, and JPMorgan, the Fund’s sub-advisor, believes the broad market is still reasonably attractively priced as markets continue to normalize from extreme levels. Corporate fundamentals have improved as revenue growth resumed and lower expenses have resulted in better cash flow. JPMorgan expects that high-yield spreads will migrate toward the long-term average between 500-550 basis points (5.0% to 5.5%), with the timing and magnitude of the move largely dictated by improvement in corporate fundamentals. As the macroeconomic backdrop further improves, the default rate should move back toward the long-term average of 4 to 5% and even trend lower. With respect to technical factors, improved sentiment and attractive spreads will continue to contribute to inflows into the high-yield market, but the excess demand experienced in 2009 will be lessened as issuance increases in 2010 to meet demand. As we return to a more normalized credit environment, security selection will be the primary driver of performance over the next credit cycle.

This commentary reflects the viewpoints of the portfolio manager, J.P. Morgan Investment, Inc., as of January 26, 2010.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Corporate High Yield Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s

Managers High Yield Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Investors Service). Unlike the Fund, the Barclays Capital U.S. Corporate High Yield Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1999 to a $10,000 investment made in the Barclays Capital U.S. Corporate High Yield Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the High Yield Fund and the Barclays Capital U.S. Corporate High Yield Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
High Yield[2,3]	-Class A	No Load	53.38%	4.61%	5.53%
	-Class A	With Load	46.97%	3.71%	5.07%
	-Class B	No Load	51.64%	3.72%	4.80%
	-Class B	With Load	46.64%	3.42%	4.80%
	-Class C	No Load	51.98%	3.76%	4.84%
	-Class C	With Load	50.98%	3.76%	4.84%
	-Institutional Class	No Load	54.06%	4.90%	5.97%
Barclays Capital U.S. Corporate High Yield Index			58.21%	6.46%	6.71%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns. Not FDIC insured, nor bank guaranteed. May lose value.

Managers High Yield Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	High Yield Fund**
Industrials	81.2%
Financials	12.4%
Utilities	3.7%
Materials	0.4%
Information Technology	0.2%
Consumer Staples	0.2%
Other Assets and Liabilities	1.9%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
HCA, Inc., 9.625%, 11/15/16*	2.9%
Biomet, Inc., 10.375%, 10/15/17*	1.5
Sprint Capital Corp., 6.900%, 05/01/19*	1.5
EchoStar DBS Corp., 7.750%, 05/31/15*	1.4
Sungard Data Systems, Inc., 10.250%, 08/15/15*	1.3
Ford Motor Credit Company LLC, 7.800%, 06/01/12	1.3
Visant Holding Corp., 10.250%, 12/01/13*	1.0
GMAC LLC, 6.875%, 08/28/12*	1.0
Sealy Mattress Co., 8.250%, 06/15/14*	1.0
CCO Holdings LLC, 8.750%, 11/15/13	0.9

Top Ten as a Group	13.8%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount		Value
Corporate Bonds - 97.1%
Financials - 12.2%
ATP Oil & Gas Corp., Term Loan, Class B-1, 11.250%, 07/15/14, (02/03/10) [5]	$82,721		$80,614
ATP Oil & Gas Corp., Term Loan, Class B-2, 9.000%, 07/15/11, (01/04/10) [5]	8,217		8,008
ATP Oil & Gas Corp., Term Loan, Class B-2, 11.750%, 01/15/11, (02/03/10) [5]	4,636		4,518
CIT Group, Inc., 7.000%, 05/01/13	27,193	[2]	25,561
CIT Group, Inc., 7.000%, 05/01/14	40,789		37,985
CIT Group, Inc., 7.000%, 05/01/15	40,789		36,710
CIT Group, Inc., 7.000%, 05/01/16	67,983		60,165
CIT Group, Inc., 7.000%, 05/01/17	95,176		83,041
Claire’s Stores, Inc., Term Loan, Class B, 3.032%, 05/29/14, (03/31/10) [5]	272,789		222,323
Clear Channel Communications, Inc., Term Loan, Class B, 3.880%, 01/29/16, (01/29/10) [5]	45,000		37,057
First Data Corp., Term Loan, Class B1, 3.032%, 09/24/14, (03/31/10) [5]	12,095		10,765
First Data Corp., Term Loan, Class B1, 2.981%, 09/24/14, (01/25/10) [5]	223,212		198,659
First Data Corp., Term Loan, Class B1, 2.999%, 09/24/14, (03/24/10) [5]	6,786		6,040
First Data Corp., Term Loan, Class B2, 2.999%, 09/24/14, (03/24/10) [5]	56,425		50,345
First Data Corp., Term Loan, Class B2, 3.032%, 09/24/14, (03/31/10) [5]	2,967		2,648
Ford Motor Credit Company LLC, 7.000%, 10/01/13	8,000		7,994
Ford Motor Credit Company LLC, 7.500%, 08/01/12	50,000		50,452
Ford Motor Credit Company LLC, 7.800%, 06/01/12	490,000		495,537
Ford Motor Credit Company LLC, 8.700%, 10/01/14	45,000		47,093
Freescale Semiconductor, Incremental Term Loan,12.500%, 12/15/14, (03/01/10) [5]	220,864		228,042
GMAC LLC, 6.625%, 05/15/12 (a)	110,000		108,900
GMAC LLC, 6.750%, 12/01/14 (a)	17,000		16,320
GMAC LLC, 6.875%, 09/15/11 (a)	175,000		174,125
GMAC LLC, 6.875%, 08/28/12 (a)	386,000		382,140
Harrah’s Operating Co., Term Loan, Class B-3, 3.282%, 01/28/15, (01/26/10) [5]	118,124		95,659
Harrah’s Operating Co., Term Loan, Class B-3, 3.283%, 01/28/15, (03/31/10) [5]	1,668		1,351
Host Hotels & Resorts, L.P., 6.375%, 03/15/15	275,000		270,875
Host Hotels & Resorts, L.P., 6.750%, 06/01/16	75,000	[2]	75,000
Host Hotels & Resorts, L.P., 6.875%, 11/01/14	50,000		50,562
Ineos Group Holdings, Ltd., Term Loan, Class B2, 7.500%, 12/16/13, (03/29/10) [5]	202,129		183,685
Ineos Group Holdings, Ltd., Term Loan, Class C2, 8.001%, 12/16/14, (03/29/10) [5]	202,129		183,685
Lyondell Chemical, Dutch Revolving Credit Term Loan, 3.731%, 12/20/13, (01/29/10) [5]	1,805		1,344
Lyondell Chemical, Dutch Tranche A Dollar Term Loan, 3.734%, 12/20/13, (01/29/10) [5]	4,085		3,042
Lyondell Chemical, German Tranche B-1 Euro Term Loan, 3.981%, 12/20/14, (01/29/10) [5]	5,181		3,858
Lyondell Chemical, German Tranche B-2 Euro Term Loan, 3.981%, 12/20/14, (01/29/10) [5]	5,181		3,858
Lyondell Chemical, German Tranche B-3 Euro Term Loan, 3.981%, 12/20/14, (01/29/10) [5]	5,181		3,858
Lyondell Chemical, New Money DIP Term Loan, 1.500%, 06/03/10, (01/04/10) [5]	51,691		54,056
Lyondell Chemical, New Money DIP Term Loan, 13.000%, 06/03/10, (01/29/10) [5]	103,430		108,162
Lyondell Chemical, Primary Revolving Credit Term Loans, 3.731%, 12/20/13, (01/29/10) [5]	6,767		5,039

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Financials - 12.2% (continued)
Lyondell Chemical, Roll-Up DIP Term Loan, 5.795%, 04/06/10, (01/29/10) [5]	$64,883		$67,559
Lyondell Chemical, Roll-Up DIP Term Loan, 5.940%, 04/06/10, (01/29/10) [5]	93		97
Lyondell Chemical, Term Loan, Class B2, 7.000%, 12/20/14, (01/29/10) [5]	22,482		16,741
Lyondell Chemical, U.S. Tranche A Dollar Term Loan, 3.731%, 12/20/13, (01/29/10) [5]	12,894		9,601
Lyondell Chemical, U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14, (01/29/10) [5]	22,482		16,741
Lyondell Chemical, U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14, (01/29/10) [5]	22,482		16,741
Nuveen Investments, Inc., 2nd Lien Term Loan, 12.000%, 07/31/15, (06/30/10) [5]	70,000		73,238
Nuveen Investments, Term Loan, Class B, 3.281%, 11/07/14, (01/29/10) [5]	90,512		79,582
Nuveen Investments, Term Loan, Class B, 3.282%, 11/07/14, (01/27/10) [5]	91,629		80,565
Pinnacle Foods Finance LLC, 9.250%, 04/01/15 (a)	40,000	[2]	40,800
Realogy Corp., Term Loan, Class B, 3.284%, 10/10/13, (01/11/10) [5]	48,088		42,878
Realogy Corp., Term Loan, Class B, 3.287%, 10/10/13, (01/04/10) [5]	51,404		45,835
Rite Aid Corp., Term Loan, 9.500%, 06/01/15, (01/29/10) [5]	105,000		109,019
Sensata Technologies Finance Co., LLC, Term Loan, Class B, 2.031%, 04/27/13, (01/29/10) [5]	161,880		144,478
Simmons Bedding Co., Term Loan, Class D, 10.500%, 12/19/11, (01/29/10) [5]	85,000		84,309
Simmons Holding Co., Inc., Term Loan, 7.351%, 02/15/12, (02/15/10) [5,8]	130,837		3,925
Texas Competitive Electric Holdings, Term Loan, 3.735%, 10/10/14, (01/11/10) [5]	305,656		249,683
Texas Competitive Electric Holdings, Term Loan, 3.782%, 10/10/14, (03/31/10) [5]	3,159		2,581
UCI Holdco, Inc., 9.250%, 12/15/13 [6]	144,783		123,789
Total Financials			4,627,238
Industrials - 81.2%
ACCO Brands Corp., 7.625%, 08/15/15	155,000		144,925
ACCO Brands Corp., 10.625%, 03/15/15 (a)	225,000		248,625
Aeroflex, Inc., 11.750%, 02/15/15	145,000		147,175
Alliance Laundry Corp., 8.500%, 01/15/13	275,000		276,375
Alliant Techsystems, Inc., 6.750%, 04/01/16	20,000		19,900
Ames True Temper, Inc., 4.284%, 01/15/12, (01/15/10) [5]	180,000		164,700
Ames True Temper, Inc., 10.000%, 07/15/12	85,000	[2]	77,562
Amkor Tech, Inc., 7.750%, 05/15/13	220,000		224,400
Anixter International, Inc., 10.000%, 03/15/14	100,000		111,000
Arch Coal, Inc., 8.750%, 08/01/16 (a)	35,000		37,188
Arch Western Finance, LLC, 6.750%, 07/01/13	270,000		269,325
Ashland, Inc., 9.125%, 06/01/17 (a)	130,000		143,000
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	170,000		171,062
Associated Materials LLC, 9.875%, 11/15/16 (a)	55,000		58,300
Atlas Energy Operating Co. LLC, 10.750%, 02/01/18	230,000		255,300
Atlas Energy Operating Co. LLC, 12.125%, 08/01/17	15,000		17,100
Avaya, Inc., 9.750%, 11/01/15 (a)	50,000		48,750
Avaya, Inc., 10.125%, 11/13/15 (a) [6]	70,000		66,500
Baldor Electric Co., 8.625%, 02/15/17	165,000		169,538
Bausch & Lomb, Inc., 9.875%, 11/01/15	170,000		180,200
Belden, Inc., 9.250%, 06/15/19 (a)	30,000		31,837

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 81.2% (continued)
Biomet, Inc., 10.375%, 10/15/17 [6]	$530,000		$577,700
Bombardier, Inc., 8.000%, 11/15/14 (a)	75,000		78,281
Boyd Gaming Corp., 7.125%, 02/01/16	200,000	[2]	175,000
Bumble Bee Foods LLC, 7.750%, 12/15/15 (a)	70,000		70,350
BWAY Corp., 10.000%, 04/15/14 (a)	95,000		100,938
Case New Holland, Inc., 7.750%, 09/01/13 (a)	130,000		133,575
CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	84,203		99,570
CCO Holdings LLC, 8.750%, 11/15/13	345,000		355,781
Central Garden and Pet Co., 9.125%, 02/01/13	185,000		188,469
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 8.625%, 11/15/17 (a)	165,000		167,475
Charter Communications Operating LLC, 8.375%, 04/30/14 (a)	50,000		51,625
Chesapeake Energy Corp., 7.000%, 08/15/14	200,000		203,500
Chiquita Brands International, Inc., 8.875%, 12/01/15	165,000	[2]	169,125
Citizens Communications Co., 6.625%, 03/15/15	100,000		97,750
Clean Harbors, Inc., 7.625%, 08/15/16	30,000		30,562
Clear Channel Worldwide Holdings, Inc., Series A, 9.250%, 12/15/17 (a)	45,000		46,125
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17 (a)	85,000		87,975
Clearwater Paper Corp., 10.625%, 06/15/16 (a)	85,000		95,306
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17 (a)	70,000		70,350
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.500%, 12/15/19 (a)	45,000		46,125
Community Health Systems, Inc., 8.875%, 07/15/15	210,000		217,875
Constellation Brands, Inc., 7.125%, 09/01/16	175,000		178,500
Constellation Brands, Inc., 8.375%, 12/15/14	90,000		96,300
Cooper Companies, Inc., 7.125%, 02/15/15	120,000		117,300
Corrections Corp. of America, 6.250%, 03/15/13	60,000		60,600
Corrections Corp. of America, 7.750%, 06/01/17	120,000		124,200
Cricket Communications I, 9.375%, 11/01/14	200,000	[2]	202,000
Crown Americas LLC, 7.625%, 11/15/13	29,000		30,088
Crown Americas LLC, 7.625%, 05/15/17 (a)	50,000		52,125
Crown Castle International Corp., 9.000%, 01/15/15	185,000		197,950
Del Monte Foods Co., 7.500%, 10/15/19 (a)	30,000		31,050
Denbury Resources, Inc., 7.500%, 04/01/13	145,000		146,450
Denbury Resources, Inc., 9.750%, 03/01/16	20,000		21,450
Dex Media West LLC, 9.875%, 08/15/13 [8]	130,000		41,275
Dex Media, Inc., 8.000%, 11/15/13 [8]	125,000		32,188
Dex Media, Inc., 9.000%, 11/15/13 [8]	270,000		69,525
Digicel Group, Ltd., 8.875%, 01/15/15 (a)	100,000		97,500
Digicel Group, Ltd., 9.125%, 01/15/15 (a) [6]	4,000		3,960
Digicel Group, Ltd., 12.000%, 04/01/14 (a)	100,000		111,500
DJO Finance LLC, 10.875%, 11/15/14	210,000		222,600
Dole Food Co., Inc., 8.000%, 10/01/16 (a)	40,000		40,800
Dole Food Co., Inc., 13.875%, 03/15/14 (a)	36,000		43,470

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 81.2% (continued)
Dynergy Holdings, Inc., 7.625%, 10/15/26	$140,000		$97,300
Easton-Bell Sports, Inc., 9.750%, 12/01/16 (a)	100,000		104,125
EchoStar Communications Corp., 7.125%, 02/01/16	355,000		364,319
EchoStar DBS Corp., 7.750%, 05/31/15	495,000		520,988
El Paso Corp., 8.250%, 02/15/16	70,000		75,075
El Paso Natural Gas Co., 7.250%, 06/01/18	90,000		89,370
Esco Corp., 4.129%, 12/15/13, (03/15/10) (a) [5]	30,000		27,488
Esco Corp, 8.625%, 12/15/13 (a)	15,000		15,000
First Data Corp., 9.880%, 09/24/15	350,000		328,125
Flextronics International, Ltd., 6.250%, 11/15/14	82,000		81,180
FMG Finance Property, Ltd., 10.625%, 09/01/16 (a)	205,000		227,806
Ford Motor Co., 6.500%, 08/01/18	75,000		63,656
Forest Oil Corp., 7.750%, 05/01/14	140,000		142,450
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	110,000		120,615
GCI, Inc., 8.625%, 11/05/19 (a)	150,000		152,062
General Cable Corp., 7.125%, 04/01/17	125,000		123,438
Geo Group, Inc., The, 7.750%, 10/15/17 (a)	30,000		30,862
Georgia-Pacific Corp., 7.000%, 01/15/15 (a)	115,000		117,012
Georgia-Pacific Corp., 7.125%, 01/15/17 (a)	70,000		71,225
Georgia-Pacific Corp., 8.250%, 05/01/16 (a)	185,000		197,025
Goodyear Tire & Rubber Co., The, 8.625%, 12/01/11	83,000		86,528
Goodyear Tire & Rubber Co., The, 9.000%, 07/01/15	10,000		10,450
Goodyear Tire & Rubber Co., The, 10.500%, 05/15/16	45,000		49,950
Graham Packaging Co., L.P., 8.250%, 01/01/17 (a)	90,000		89,325
Graham Packaging Co., L.P., 9.875%, 10/15/14	190,000		194,750
Greif, Inc., 7.750%, 08/01/19	20,000		20,500
GXS Worldwide, Inc., 9.750%, 06/15/15 (a)	135,000		133,312
Hanesbrands, Inc., 3.831%, 12/15/14, (06/15/10) [5]	270,000		256,838
Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (a)	227,000	[2]	183,302
Harrahs Operating Escrow LLC, 11.250%, 06/01/17 (a)	140,000		147,175
HCA, Inc., 8.500%, 04/15/19 (a)	55,000		59,538
HCA, Inc., 9.625%, 11/15/16 [6]	998,000		1,082,830
Health Management Associates, Inc., 6.125%, 04/15/16	245,000		230,912
Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (a)	80,000		82,400
Hertz Corp., 8.875%, 01/01/14	165,000		169,538
Huntsman International LLC, 5.500%, 06/30/16 (a)	45,000		40,162
Huntsman International LLC, 7.375%, 01/01/15	50,000		48,250
Huntsman International LLC, 7.875%, 11/15/14	55,000		54,038
Ineos Group Holdings PLC, 8.500%, 02/15/16 (a)	45,000		30,487
Inergy Finance Corp., 8.250%, 03/01/16	35,000		35,700
Inergy L.P. / Inergy Finance Corp., 6.875%, 12/15/14	50,000		49,625
Inergy L.P. / Inergy Finance Corp., 8.750%, 03/01/15	30,000		30,975

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 81.2% (continued)
Intelsat Bermuda, Ltd., 11.250%, 06/15/16	$190,000		$206,625
Intelsat Jackson Holdings, Ltd., 8.500%, 11/01/19 (a)	55,000		56,925
Intelsat Jackson Holdings, Ltd., 9.500%, 06/15/16	310,000		333,250
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 01/15/15	50,000		52,000
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 01/15/15 (a)	35,000		36,225
Interline Brands, Inc., 8.125%, 06/15/14	85,000		85,850
IPCS, Inc., 2.406%, 05/01/13, (02/01/10) [5]	90,000		84,600
IPCS, Inc., 3.531%, 05/01/14, (02/01/10) [5,6]	215,433		184,195
Iron Mountain, Inc., 8.750%, 07/15/18	240,000		250,200
J.C. Penney Co., Inc., 7.950%, 04/01/17	105,000		115,238
Jarden Corp., 7.500%, 05/01/17	215,000		215,538
Jarden Corp., 8.000%, 05/01/16	100,000		103,750
JDA Software Group, Inc., 8.000%, 12/15/14 (a)	115,000		117,875
JohnsonDiversey Holdings, Inc., 8.250%, 11/15/19 (a)	100,000		101,750
KAR Holdings, Inc., 8.750%, 05/01/14	115,000		119,169
Koppers, Inc., 7.875%, 12/01/19 (a)	50,000		50,750
L-3 Communications Corp., 5.875%, 01/15/15	205,000		205,769
L-3 Communications Corp., 6.375%, 10/15/15	50,000		50,438
Levi Strauss & Co., 9.750%, 01/15/15	75,000		79,125
Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	80,000		78,400
Macy’s Retail Holdings, Inc., 7.875%, 07/15/15	210,000		232,575
MarkWest Energy Partners LP, 8.750%, 04/15/18	155,000		160,425
McJunkin Red Man Corp., 9.500%, 12/15/16 (a)	135,000		132,638
MetroPCS Wireless, Inc., 9.250%, 11/01/14	280,000	[2]	284,900
MGM Mirage, Inc., 6.750%, 04/01/13	405,000		351,338
MGM Mirage, Inc., 6.875%, 04/01/16	40,000	[2]	30,700
MGM Mirage, Inc., 7.500%, 06/01/16	175,000		137,375
MGM Mirage, Inc., 10.375%, 05/15/14 (a)	40,000		43,600
MGM Mirage, Inc., 11.125%, 11/15/17 (a)	55,000		61,188
Navistar International Corp., 8.250%, 11/01/21	100,000		103,000
Newell Rubbermaid, Inc., 10.600%, 04/15/19	100,000		125,991
Newfield Exploration Co., 6.625%, 04/15/16	70,000		70,525
NewPage Corp., 11.375%, 12/31/14 (a)	50,000		50,750
Noranda Aluminium Acquisition Co., 5.274%, 05/15/15, (05/15/10) [5,6]	208,390		162,805
Nordic Telephone Co., 8.875%, 05/01/16 (a)	190,000		201,875
Novelis, Inc., 7.250%, 02/15/15	65,000		62,238
NXP B.V., 7.875%, 10/15/14	180,000		164,250
OPTI Canada, Inc., 8.250%, 12/15/14	55,000		45,581
OPTI Canada, Inc., 9.000%, 12/15/12 (a)	55,000		56,512
P.H. Glatfelter, 7.125%, 05/01/16	130,000		129,838
Packaging Dynamics, Inc., 10.000%, 05/11/16 (a)	160,000		121,000
Paetec Holding Corp., 8.875%, 06/30/17	130,000		132,275

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 81.2% (continued)
Paetec Holding Corp., 9.500%, 07/15/15	$180,000	[2]	$174,150
Petrohawk Energy Corp., 7.875%, 06/01/15	230,000		233,450
Petrohawk Energy Corp., 9.125%, 07/15/13	75,000		78,750
PolyOne Corp., 8.875%, 05/01/12	260,000		269,100
Pride International, Inc., 8.500%, 06/15/19	80,000		92,800
Quebecor Media, Inc., 7.750%, 03/15/16	270,000		270,675
Quebecor World, Escrow, 6.500%, 08/01/27 (a) [8]	165,000		0
Quicksilver Resources, Inc., 7.750%, 08/01/15	50,000		51,500
Qwest Communications International, Inc., 7.500%, 02/15/14	240,000		171,487
Qwest Corp., 7.500%, 10/01/14	105,000		109,594
Qwest Corp., 8.875%, 03/15/12	49,000		52,920
RailAmerica, Inc., 9.250%, 07/01/17	114,000		121,838
Range Resources Corp., 7.500%, 05/15/16	75,000		77,438
RBS Global, Inc., & Rexnord LLC, 9.500%, 08/01/14	75,000		75,562
RBS Global, Inc., & Rexnord LLC, 9.500%, 08/01/14 (a)	222,000		223,665
Reichhold Industries, Inc., 9.000%, 08/15/14 (a)	235,000		198,575
Rental Service Corp., 9.500%, 12/01/14	285,000		286,781
Reynolds Group DL Escrow, Inc., 7.750%, 10/15/16 (a)	100,000		102,750
R.H. Donnelley, Inc., 11.750%, 05/15/15 (a) [8]	71,000		58,930
Rite Aid Corp., 7.500%, 03/01/17	100,000		94,500
Rite Aid Corp., 9.500%, 06/15/17	80,000		70,000
Rite Aid Corp., 10.250%, 10/15/19 (a)	25,000		26,500
Royal Caribbean Cruises, Ltd., 6.875%, 12/01/13	80,000		79,000
Royal Caribbean Cruises, Ltd., 7.000%, 06/15/13	110,000		110,275
Royal Caribbean Cruises, Ltd., 7.250%, 06/15/16	45,000		43,706
Sally Holdings LLC, 9.250%, 11/15/14	175,000		182,438
SBA Telecommunications, Inc., 8.000%, 08/15/16 (a)	40,000		42,000
SBA Telecommunications, Inc., 8.250%, 08/15/19 (a)	40,000		42,600
Sealy Mattress Co., 8.250%, 06/15/14	380,000		381,900
Sensata Technologies, B.V., 8.000%, 05/01/14	120,000		118,200
Sequa Corp., 11.750%, 12/01/15 (a)	75,000		70,125
Service Corp. International, 6.750%, 04/01/15	275,000		270,875
Service Corp. International, 7.000%, 06/15/17	35,000		34,125
ServiceMaster Co., 10.750%, 07/15/15 (a) [6]	140,000		146,300
Simmons Co., 7.875%, 01/15/14 [8]	380,000		351,500
Simmons Co., 10.000%, 12/15/14 [8]	559,000		47,515
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12 [8]	170,000		151,300
Solo Cup Co., 8.500%, 02/15/14	35,000		34,388
Solo Cup Co., 10.500%, 11/01/13 (a)	100,000		107,000
Solutia, Inc., 8.750%, 11/01/17	90,000		94,162
Spectrum Brands, Inc., 12.000%, 08/28/19 [6]	146,964		144,760

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 81.2% (continued)
Spirit Aerosystems, Inc., 7.500%, 10/01/17 (a)	$75,000		$74,250
Sprint Capital Corp., 6.900%, 05/01/19	595,000		550,375
Sprint Capital Corp., 8.750%, 03/15/32	75,000		71,062
Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/18	145,000		146,087
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	100,000		107,375
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	225,000		205,312
Sun Media Corp., 7.625%, 02/15/13	85,000		77,881
Sungard Data Systems, Inc., 10.250%, 08/15/15	470,000		502,900
SUPERVALU, Inc., 8.000%, 05/01/16	285,000		290,700
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a) [6]	151,978		139,060
Swift Energy Co., 7.125%, 06/01/17	80,000		76,000
Tenet Healthcare Corp., 8.875%, 07/01/19 (a)	45,000		48,825
Tenet Healthcare Corp., 9.250%, 01/01/15	290,000	[2]	310,300
Terex Corp., 8.000%, 11/15/17	290,000		280,575
Terra Capital Inc., 7.750%, 11/01/19 (a)	155,000		166,625
Tesoro Corp., 6.625%, 11/01/15	95,000		90,725
The Neiman Marcus Group, Inc., 9.000%, 10/15/15 [6]	209,897	[2]	206,224
Titan International, Inc., 8.000%, 01/15/12	200,000		197,000
Travelport LLC, 4.881%, 09/01/14, (03/01/10) [5]	80,000		72,900
Travelport LLC, 9.875%, 09/01/14	10,000		10,375
Travelport LLC, 11.875%, 09/01/16	90,000	[2]	95,850
Triumph Group, Inc., 8.000%, 11/15/17 (a)	15,000	[2]	15,206
TRW Automotive, Inc., 7.000%, 03/15/14 (a)	50,000		49,250
TRW Automotive, Inc., 7.250%, 03/15/17 (a)	150,000		146,250
United Components, Inc., 9.375%, 06/15/13	60,000		58,200
United Rentals, Inc. 9.250%, 12/15/19	115,000		119,312
United Surgical Partners International, Inc., 8.875%, 05/01/17	15,000		15,525
United Surgical Partners International, Inc., 9.250%, 05/01/17 [6]	185,000		189,625
US Oncology, Inc., 9.125%, 08/15/17	100,000		105,500
Vail Resorts, Inc., 6.750%, 02/15/14	275,000		274,312
Vedanta Resources PLC, 9.500%, 07/18/18 (a)	120,000		122,400
Videotron, Ltd., 6.875%, 01/15/14	153,000		154,530
Virgin Media Finance PLC, 3.375%, 10/15/19	110,000		113,712
Visant Holding Corp., 10.250%, 12/01/13 (b)	380,000		394,250
Vitro, S.A.B. de C.V., 9.125%, 02/01/17 [8]	285,000		123,975
Wind Acquisition Finance, S.A., 10.750%, 12/01/15 (a)	75,000		80,625
Wind Acquisition Finance, S.A., 11.750%, 07/15/17 (a)	100,000		109,750
Windstream Corp., 8.125%, 08/01/13	60,000		62,550
Windstream Corp., 8.625%, 08/01/16	165,000		168,711
WMG Acquisition, 9.500%, 06/15/16 (a)	95,000		102,244
Wynn Las Vegas LLC & Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	55,000		53,419
Yankee Acquisition Corp., Series B, 8.500%, 02/15/15	40,000		39,900
Total Industrials			30,784,588

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Utilities - 3.7%
AES Corp., The, 8.000%, 10/15/17	$35,000		$36,094
AES Corp., The, 9.750%, 04/15/16 (a)	225,000		247,500
Calpine Construction Finance Co., 8.000%, 06/01/16 (a)	85,000		87,975
Energy Future Holdings Corp., 10.875%, 11/01/17	180,000		148,050
Linn Energy LLC, 11.750%, 05/15/17 (a)	30,000		33,825
Mirant Americas Generation LLC, 8.500%, 10/01/21	100,000		95,500
Mirant North America LLC, 7.375%, 12/31/13	145,000		144,094
NRG Energy, Inc., 7.250%, 02/01/14	145,000		147,175
NRG Energy, Inc., 7.375%, 02/01/16	220,000		220,825
NRG Energy, Inc., 7.375%, 01/15/17	35,000		35,175
Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	265,000	[2]	215,975
Total Utilities			1,412,188
Total Corporate Bonds (cost $35,611,022)			36,824,014

	Shares
Common Stocks - 1.0%
Consumer Staples - 0.2%
Spectrum Brands, Inc.*	3,342		75,195
Financials - 0.2%
CIT Group, Inc.*	2,339		64,580
Industrials - 0.0%#
World Color Press, Inc.*	1,066		10,121
Information Technology - 0.2%
Flextronics International, Ltd.*	13,000		95,030
Materials - 0.4%
Huntsman Corp.	12,603		142,289
Total Common Stocks (cost $342,517)			387,215
Warrants - 0.0%#
World Color Press, Inc., $13.00, 07/20/14	604		3,382
World Color Press, Inc., $16.30, 07/20/14	604		2,395
Total Warrants (cost $1,667)			5,777
Short-Term Investments - 5.6%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	1,963,000		1,963,000
BNY Institutional Cash Reserves Fund, Series B*[3,10]	87,750		17,111
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	122,171		122,171
Total Short-Term Investments (cost $2,172,921)			2,102,282
Total Investments - 103.7% (cost $38,128,127)			39,319,288
Other Assets, less Liabilities - (3.7)%			(1,414,480)
Net Assets - 100.0%			$37,904,808

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Investment Manager’s Comments

The Year in Review

Managers Fixed Income Fund (Institutional Class) returned 23.39% for the 12 months ended December 31, 2009, easily outpacing the return of 5.93% for the Barclays Capital U.S. Aggregate Bond Index.

Just a year ago, much of the globe faced a deep recession and a significant financial crisis. Yield spreads on corporate bonds had widened to historic levels, reflecting investors’ fear of the potential for a sizeable uptick in defaults. Liquidity in the fixed income markets was nearly non-existent. Following months of global policy intervention on a scale never before seen, the economy has begun to claw back, banks are stronger, and financial markets are operating more efficiently. Yield spreads on corporate bonds have narrowed dramatically, reflecting the prospects of slow growth rather than the disaster scenario from last year. Spreads on investment-grade corporate bonds peaked at the end of last year at roughly 600 basis points over U.S. Treasuries. That spread shrunk to roughly 170 basis points by the end of 2009.

The Fund’s performance relative to the Index during 2009 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. While this exact exposure detracted from performance in 2008, the Fund benefited from the narrowing of spreads in 2009. A sizeable portion of the Fund’s corporate exposure is in BBB-rated securities, which are at the lower end of the investment-grade credit scale. These securities were among the hardest hit in 2008, and bounced back strongest in 2009. The Fund’s exposure to non-U.S. Dollar denominated securities contributed positively during the period, particularly those tied to commodity-related currencies such as the Australian Dollar, New Zealand Dollar and the Canadian Dollar. A modest exposure to both asset-backed and convertible securities also benefited the Fund, as both segments of the market performed well.

Looking Forward

The Fund’s subadvisor, Loomis Sayles & Co., L.P. (“Loomis”), believes we are in the early stages of economic recovery and valuations broadly reflect that. They expect yields to remain low, with a bias to move higher during the year as economic conditions likely improve. If this happens, U.S. Treasuries will likely underperform. Investor appetite for risk assets may remain strong as they continue to seek incremental yield. Underlying that bid is the belief that economic growth and market liquidity will be sufficiently supportive. Loomis believes that market opportunities are fewer and farther between relative to a year ago. It suggests that we’ve exited the crisis period when many investments were priced at or near distressed levels. After the tremendous rally in risk assets in 2009, it would be hard to call any major market sector “cheap.” Within each sector, however, lie pockets of value waiting to be found. The constituents within each sector are by no means identical, with a diverse set of characteristics and range of valuations. Global markets provide a broad example, with a spectrum of offerings (bond and currency) from high-grade developed sovereigns to lower-rated emerging markets. The economies of Europe and Japan have their challenges, and Loomis thinks the U.S. Dollar will hold up against those currencies. However, the Dollar may weaken against non-Japan Asian currencies if that region continues to experience stronger growth.

Within securitized assets, Loomis is cautious on agency mortgage-backed securities but views carefully selected non-agency offerings as potentially attractive where the credit fundamentals are satisfactorily supported by their economic outlook, liquidity is good, and supply scarce. Within the corporate bond market — particularly in the BBB- to B-rated buckets — lies a diverse set of industries and issuers priced at a wide range of spreads. Loomis currently advocates a specific risk strategy in the Fund, as opposed to a strategy that emphasizes market risk. This approach requires extra diligence in identifying attractive bonds, but also provides the opportunity to capture additional yield, which may ultimately help offset future price declines. While Loomis expects U.S. Treasuries to underperform in 2010 as they did in 2009, they believe the performance for most other sectors is likely to look very different this year. Returns may be positive but lower, and probably more varied, as the major sectors are no longer wildly mispriced. Still, if the economy continues to chug along, Loomis believes investors may be able to earn positive returns. Loomis plans to stay nimble, because if the economy tilts weaker, it might be necessary to take some risk off the table.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles and Company L.P., as of January 26, 2010.

Cumulative Total Return Performance

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1999, with a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder

Managers Fixed Income Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Fixed Income Fund and the Barclays Capital U.S. Aggregate Bond Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]			1 Year	5 Years	10 Years
Fixed Income[2,3]	-Class A	No Load	23.14%	5.05%	6.52%
	-Class A	With Load	17.86%	4.15%	6.06%
	-Class B	No Load	22.22%	4.28%	5.87%
	-Class B	With Load	17.22%	3.94%	5.87%
	-Class C	No Load	22.13%	4.26%	5.86%
	-Class C	With Load	21.13%	4.26%	5.86%
	-Institutional Class	No Load	23.39%	5.31%	6.94%

Barclays Capital U.S. Aggregate Bond Index			5.93%	4.97%	6.33%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fixed Income Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Fixed Income Fund**
Industrials	42.5%
U.S. Government and Agency Obligations	14.9%
Financials	14.9%
Foreign Government Obligations	9.2%
Utilities	8.1%
Asset-Backed Securities	3.3%
Municipal Bonds	1.4%
Mortgage-Backed Securities	0.9%
Preferred Stocks	0.4%
Other Assets and Liabilities	4.4%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
U.S. Treasury Notes, 3.125%, 05/15/19*	4.1%
Canadian Government, 2.000%, 09/01/12	3.9
U.S. Treasury Notes, 1.000%, 08/31/11	3.0
Inter-American Development Bank, 6.000%, 12/15/17*	1.8
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18*	1.8
International Paper Co., 7.500%, 08/15/21	1.6
PPG Industries, Inc., 6.650%, 03/15/18*	1.5
FNMA, 1.375%, 04/28/11	1.5
U.S. Treasury Notes, 4.375%, 11/15/39	1.4
American General Finance Corp., Series J, 6.900%, 12/15/17	1.4

Top Ten as a Group	22.0%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount			Value
Corporate Bonds - 65.5%
Financials - 14.9%
AgriBank FCB, 9.125%, 07/15/19 [9]		$810,000		$891,591
American General Finance Corp., Series J, 6.900%, 12/15/17		2,770,000		1,925,998
Associates Corp. of North America, 6.950%, 11/01/18		650,000		658,291
Bank of America Capital Trust VI, 5.625%, 03/08/35		295,000		236,869
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000		180,985
Bear Stearns Companies, Inc., The, 4.650%, 07/02/18		480,000		463,180
Bear Stearns Companies, Inc., The, 5.300%, 10/30/15		25,000		26,475
Bear Stearns Companies, Inc., The, 6.400%, 10/02/17		65,000		70,964
Camden Property Trust, 5.700%, 05/15/17		255,000		240,872
Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) [9]		700,000		686,205
Caterpillar Financial Services Corp., Series MTN, 5.450%, 04/15/18		30,000		31,299
Caterpillar Financial Services Corp., 6.125%, 02/17/14		615,000		687,918
Citigroup, Inc., 5.500%, 10/15/14		1,340,000		1,358,204
Citigroup, Inc., 5.850%, 12/11/34		75,000		66,373
Citigroup, Inc., 5.875%, 05/29/37		100,000		88,398
Citigroup, Inc., 6.125%, 05/15/18		345,000		347,428
Colonial Realty, L.P., 4.800%, 04/01/11		181,000		176,354
Duke Realty, L.P., 5.950%, 02/15/17		35,000		32,620
ERP Operating, L.P., 5.125%, 03/15/16		15,000		14,641
ERP Operating, L.P., 5.750%, 06/15/17		70,000		70,113
Ford Motor Credit Company LLC, 7.250%, 10/25/11		5,000		5,052
GE Capital Australia Funding Pty., Ltd., MTN, 8.000%, 02/13/12	AUD	260,000		241,833
General Electric Capital Corp., MTN, Series A, 0.584%, 05/13/24, (01/10/15) [5]		180,000		153,169
Highwoods Realty, L.P., 5.850%, 03/15/17		30,000		27,406
Highwoods Realty, L.P., 7.500%, 04/15/18		350,000		341,209
iStar Financial, Inc., 0.751%, 10/01/12, (04/01/10) [5,12]		325,000		179,172
MBIA Insurance Corp., 14.000%, 01/15/33 (a) [7]		25,000	[2]	11,125
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14		410,000		419,732
Marsh & McLennan Companies, Inc., 5.750%, 09/15/15		652,000		681,035
Marsh & McLennan Companies, Inc., 5.875%, 08/01/33		1,230,000		1,095,235
Marsh & McLennan Companies, Inc., 9.250%, 04/15/19		138,000		167,711
Merrill Lynch & Co., Inc., 6.110%, 01/29/37		1,800,000		1,664,701
Merrill Lynch & Co., Inc., MTN, Series C, 6.050%, 06/01/34		1,100,000		990,388
Morgan Stanley, 4.750%, 04/01/14		540,000		543,620
Morgan Stanley, 5.550%, 04/27/17		620,000		623,672
Morgan Stanley, 5.950%, 12/28/17		200,000		206,614
Morgan Stanley, 6.625%, 04/01/18		160,000		173,263
Morgan Stanley, Series MTN, 5.625%, 09/23/19		300,000		302,754
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		620,000		522,970
National City Bank of Indiana, 4.250%, 07/01/18		395,000		361,240
ProLogis Trust, 5.625%, 11/15/15		15,000		14,281
ProLogis Trust, 5.750%, 04/01/16		15,000		14,107
SLM Corp., 0.582%, 01/27/14, (01/25/10) [5]		135,000		104,242

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Financials - 14.9% (continued)
SLM Corp., 5.000%, 10/01/13	$10,000	$9,207
SLM Corp., 5.375%, 01/15/13	20,000	18,879
SLM Corp., 8.450%, 06/15/18	845,000	835,043
Simon Property Group, L.P., 5.250%, 12/01/16	25,000	24,348
Simon Property Group, L.P., 5.750%, 12/01/15	85,000	86,787
Simon Property Group, L.P., 5.875%, 03/01/17	40,000	40,114
Simon Property Group, L.P., 6.100%, 05/01/16	100,000	102,187
Sovereign Bank, 5.125%, 03/15/13	335,000	338,281
Standard Chartered Bank, 6.400%, 09/29/17 (a)	100,000	103,568
Standard Chartered PLC, 5.500%, 11/18/14 (a)	750,000	802,071
WEA Finance LLC / WT Finance Australia, 6.7500%, 09/02/19 (a)	535,000	575,479
Willis North America, Inc., 7.000%, 09/29/19	220,000	224,409
XL Capital PLC, 6.500%, 01/15/12	105,000	108,711
Total Financials		20,368,393
Industrials - 42.5%
Alltel Corp., 7.875%, 07/01/32	210,000	250,454
Anadarko Petroleum Corp., 5.950%, 09/15/16	450,000	487,439
Anadarko Petroleum Corp., 6.450%, 09/15/36	395,000	413,864
Anheuser-Busch Companies, Inc., 5.950%, 01/15/33	330,000	324,112
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14 (a)	975,000	1,033,391
AT&T Corp., 6.500%, 03/15/29	775,000	773,557
Avnet, Inc., 6.000%, 09/01/15	720,000	731,921
Avnet, Inc., 6.625%, 09/15/16	140,000	144,630
Bell Atlantic Pennsylvania, Inc., 6.000%, 12/01/28	85,000	76,027
BellSouth Corp., 6.000%, 11/15/34	280,000	274,102
Canadian Pacific Railway Co., 5.950%, 05/15/37	410,000	390,538
Cardinal Health, Inc., 4.000%, 06/15/15	320,000	314,344
Charter Communications Operating LLC, 8.000%, 04/30/12 (a)	245,000	252,962
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13	715,000	714,645
Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/19 (a)	1,205,000	1,420,628
CIGNA Corp., 6.150%, 11/15/36	240,000	215,058
Coca-Cola HBC Finance, B.V., 5.125%, 09/17/13	265,000	283,822
Comcast Corp., 5.650%, 06/15/35	405,000	379,798
Comcast Corp., 6.450%, 03/15/37	240,000	248,260
Comcast Corp., 6.500%, 11/15/35	325,000	338,051
Continental Airlines, Inc., 5.983%, 04/19/22	425,000	410,125
Continental Airlines, Inc., Series 00A1, 8.048%, 11/01/20	94,165	92,517
Continental Airlines, Inc., Series B, 6.903%, 04/19/22	94,000	81,780
Corning, Inc., 6.850%, 03/01/29	600,000	600,879
Covidien International Finance, S.A., 6.000%, 10/15/17	295,000	319,352
CSX Corp., 6.000%, 10/01/36	504,000	499,635
Cummins Engine Co., Inc., 6.750%, 02/15/27	153,000	147,509
Cytec Industries, Inc., 6.000%, 10/01/15	80,000	84,440
D.R. Horton, Inc., 5.250%, 02/15/15	420,000	396,900
Darden Restaurants, Inc., 6.000%, 08/15/35	170,000	154,835

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 42.5% (continued)
Delta Air Lines, Inc., 8.021%, 08/10/22	$707,264		$620,624
DP World, Ltd., 6.850%, 07/02/37 (a)	1,420,000		1,098,022
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	790,000		813,860
El Paso Corp., 6.950%, 06/01/28	165,000		142,343
Energy Transfer Partners, L.P., 6.125%, 02/15/17	65,000		67,516
Energy Transfer Partners, L.P., 6.625%, 10/15/36	145,000		145,162
Equifax, Inc., 7.000%, 07/01/37	228,000		224,851
Equitable Resources, Inc., 6.500%, 04/01/18	1,730,000		1,777,677
ERAC USA Finance Co., 6.375%, 10/15/17 (a)	240,000		242,784
ERAC USA Finance Co., 6.700%, 06/01/34 (a)	65,000		57,607
ERAC USA Finance Co., 7.000%, 10/15/37 (a)	925,000		908,125
Express Scripts, Inc., 6.250%, 06/15/14	305,000		333,119
Express Scripts, Inc., 7.250%, 06/15/19	185,000		210,561
Ford Motor Co., 4.250%, 11/15/16 [12]	1,080,000		1,359,450
GATX Corp., 4.750%, 10/01/12	560,000		572,202
Georgia-Pacific Corp., 7.250%, 06/01/28	70,000		65,450
Hasbro, Inc., 6.600%, 07/15/28	165,000		150,794
HCA, Inc., 6.250%, 02/15/13	5,000		4,888
HCA, Inc., 6.375%, 01/15/15	5,000		4,744
HCA, Inc., 7.050%, 12/01/27	750,000		646,875
HCA, Inc., 7.500%, 11/06/33	75,000		65,965
HCA, Inc., 7.750%, 07/15/36	5,000		4,475
HCA, Inc., 8.750%, 09/01/10	625,000		642,969
Home Depot, Inc., The, 5.875%, 12/16/36	630,000		610,125
Intel Corp., 2.950%, 12/15/35 [12]	265,000		257,050
Intel Corp., 3.250%, 08/01/39 (a) [12]	1,035,000		1,194,131
International Paper Co., 7.500%, 08/15/21	2,000,000		2,245,394
International Paper Co., 7.950%, 06/15/18	625,000		722,017
Intuit, Inc., 5.750%, 03/15/17	210,000		217,828
J.C. Penney Co., Inc., 5.750%, 02/15/18	25,000		24,781
J.C. Penney Co., Inc., 6.375%, 10/15/36	580,000		517,940
J.C. Penney Co., Inc., 7.400%, 04/01/37	20,000		19,950
J.C. Penney Co., Inc., 7.625%, 03/01/97	25,000		22,625
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18	2,335,000		2,477,254
Kinder Morgan Finance Co., 5.700%, 01/05/16	165,000		159,225
KLA Instruments Corp., 6.900%, 05/01/18	1,135,000		1,196,072
Koninklijke Philips Electronics, N.V., 6.875%, 03/11/38	295,000		335,760
Kraft Foods, Inc., 6.500%, 11/01/31	185,000		186,378
Kroger Co., The, 7.000%, 05/01/18	460,000	[2]	515,135
Liberty Media Corp., 5.700%, 05/15/13	190,000		181,925
Lubrizol Corp., 6.500%, 10/01/34	880,000		902,361
Macy’s Retail Holdings, Inc., 6.790%, 07/15/27	80,000		67,600
Macy’s Retail Holdings, Inc., 6.900%, 04/01/29	30,000		26,550
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	300,000		305,806

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 42.5% (continued)
Masco Corp., 5.850%, 03/15/17	$350,000	$326,126
Medco Health Solutions, Inc., 7.125%, 03/15/18	1,105,000	1,244,133
Medco Health Solutions, Inc., 7.250%, 08/15/13	420,000	466,975
Methanex Corp., 6.000%, 08/15/15	320,000	273,264
Missouri Pacific Railroad Co., 5.000%, 01/01/45 [9]	200,000	134,000
Motorola, Inc., 5.220%, 10/01/97	40,000	20,720
Motorola, Inc., 6.500%, 09/01/25	15,000	13,062
Motorola, Inc., 6.500%, 11/15/28	70,000	60,366
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000	104,201
News America, Inc., 6.200%, 12/15/34	350,000	352,870
News America, Inc., 6.400%, 12/15/35	425,000	437,801
News America, Inc., 7.280%, 06/30/28	225,000	228,429
News America, Inc., 7.625%, 11/30/28	460,000	492,890
Nextel Communications, Inc., 5.950%, 03/15/14	710,000	666,513
Northwest Airlines, Inc., 8.028%, 11/01/17	423,886	336,989
Owens & Minor, Inc., 6.350%, 04/15/16 [9]	125,000	114,478
Owens Corning, Inc., 6.500%, 12/01/16	210,000	215,352
Owens Corning, Inc., 7.000%, 12/01/36	360,000	336,724
PPG Industries, Inc., 6.650%, 03/15/18	1,935,000	2,109,696
Pulte Homes, Inc., 6.000%, 02/15/35	1,265,000	1,005,675
Pulte Homes, Inc., 6.375%, 05/15/33	465,000	377,813
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	1,500,000	1,515,138
Questar Market Resources, Inc., 6.800%, 04/01/18	1,365,000	1,424,712
Qwest Corp., 6.875%, 09/15/33	20,000	17,700
Rowan Cos., Inc., 7.875%, 08/01/19	300,000	334,349
SBC Communications, Inc., 6.150%, 09/15/34	840,000	832,955
Safeway, Inc., 6.350%, 08/15/17	400,000	438,450
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	540,000	567,213
Sprint Capital Corp., 6.900%, 05/01/19	15,000	13,875
Sprint Capital Corp., 8.750%, 03/15/32	5,000	4,738
Telecom Italia Capital S.p.A., 6.000%, 09/30/34	40,000	37,946
Telecom Italia Capital S.p.A., 6.375%, 11/15/33	105,000	103,835
Tele-Communications, Inc., 9.800%, 02/01/12	350,000	396,320
Telefonica Emisiones SAU, 5.877%, 07/15/19	265,000	284,556
Telefonica Emisiones SAU, 7.045%, 06/20/36	455,000	521,231
Texas Eastern Transmission, L.P., 7.000%, 07/15/32	255,000	287,467
TGT Pipeline LLC, 5.200%, 06/01/18	465,000	443,205
Time Warner Cable, Inc., 6.750%, 07/01/18	1,500,000	1,650,536
Time Warner, Inc., 6.625%, 05/15/29	270,000	282,306
Time Warner, Inc., 6.950%, 01/15/28	120,000	129,466
Time Warner, Inc., 7.625%, 04/15/31	80,000	93,192
Time Warner, Inc., 7.700%, 05/01/32	685,000	806,731
Toll Brothers Finance Corp., 5.150%, 05/15/15	555,000	531,667
Toro Co., The, 6.625%, 05/01/37 [9]	365,000	295,469

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 42.5% (continued)
V.F. Corp., 6.450%, 11/01/37	$412,000		$434,867
Verizon Global Funding Corp., 5.850%, 09/15/35	735,000		719,067
Verizon Maryland, Inc., 5.125%, 06/15/33	295,000		234,112
Verizon New England, Inc., 6.500%, 09/15/11	530,000		565,132
Verizon New York, Inc., Series B, 7.375%, 04/01/32	110,000		118,827
Viacom, Inc., 6.875%, 04/30/36	470,000		509,820
Western Union Co., 6.200%, 11/17/36	635,000		633,704
Weyerhaeuser Co., 6.875%, 12/15/33	645,000		573,447
Total Industrials			58,321,655
Utilities - 8.1%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	1,040,000		1,063,651
Ameren Energy Generating Co., 7.000%, 04/15/18	1,200,000		1,245,696
Bruce Mansfield Unit 12, 6.850%, 06/01/34 [9]	319,348		321,586
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	715,000		668,180
Commonwealth Edison Co., 4.700%, 04/15/15	510,000		528,812
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	900,000		1,007,403
Illinois Power Co., 6.250%, 04/01/18	1,370,000		1,454,126
ITC Holdings Corp., 5.875%, 09/30/16 (a)	225,000		227,554
ITC Holdings Corp., 6.375%, 09/30/36 (a)	300,000		278,588
Korea Gas Corp., 6.000%, 07/15/14 (a)	300,000		325,343
NiSource Finance Corp., 6.400%, 03/15/18	1,645,000		1,712,473
NiSource Finance Corp., 6.800%, 01/15/19	900,000		964,135
Southwestern Electric Power Co., 6.450%, 01/15/19	1,225,000		1,314,282
Total Utilities			11,111,829
Total Corporate Bonds (cost $86,345,121)			89,801,877
U.S. Government and Agency Obligations - 14.9%
Federal Home Loan Mortgage Corporation - 1.9%
FHLMC, 1.625%, 09/26/12	1,040,000		1,036,498
FHLMC, 2.125%, 09/21/12	1,560,000	[2]	1,577,630
Total Federal Home Loan Mortgage Corporation			2,614,128
Federal National Mortgage Association - 2.8%
FNMA, 1.375%, 04/28/11	2,080,000		2,095,979
FNMA, 1.750%, 08/10/12	1,040,000		1,040,449
FNMA, 1.875%, 04/20/12	650,000		657,137
Total Federal National Mortgage Association			3,793,565
United States Treasury Securities - 10.2%
U.S. Treasury Notes, 1.000%, 08/31/11	4,095,000		4,098,362
U.S. Treasury Notes, 3.125%, 05/15/19	6,000,000		5,684,064
U.S. Treasury Notes, 4.375%, 11/15/39	2,060,000		1,972,452
U.S. Treasury Notes, 4.500%, 09/30/11	750,000		795,410
U.S. Treasury Notes, 4.750%, 05/15/14	835,000		919,023
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/14	514,686		544,923
Total United States Treasury Securities			14,014,234
Total U.S. Government and Agency Obligations (cost $20,295,852)			20,421,927

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Foreign Government Obligations - 9.2%
Brazil, Republic of, 10.250%, 01/10/28	BRL	750,000	$432,941
Canadian Government, 2.000%, 09/01/12	CAD	5,600,000	5,364,831
Canadian Government, 3.750%, 06/01/12	CAD	135,000	135,077
Canadian Government, 5.250%, 06/01/12	CAD	390,000	403,421
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000	2,508,602
International Bank for Reconstruction & Development, 9.500%, 05/27/10	ISK	3,300,000	26,540
International Bank for Reconstruction & Development, Series GDIF, 1.430%, 03/05/14	SGD	1,000,000	686,515
Mexican Bonos, Series M10, 7.250%, 12/15/16	MXN	6,850,000	516,043
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000	258,821
Mexican Government, 9.000%, 12/20/12	MXN	5,950,000	482,340
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	995,000	914,481
New South Wales Treasury Corp., Series 12RG, 6.000%, 05/01/12	AUD	260,000	238,301
Queensland Treasury Corp., Series 11G, 6.000%, 06/14/11	AUD	665,000	608,773
Total Foreign Government Obligations (cost $12,119,053)			12,576,686
Municipal Bonds - 1.4%
Buckeye Ohio Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47 [9]		$250,000	187,947
California State, 4.500%, 08/01/27 (AMBAC Insured)		45,000	39,826
California State, 4.500%, 10/01/29		130,000	111,883
California State, 4.500%, 08/01/30		30,000	25,791
California State, 4.500%, 08/01/30 (AMBAC Insured)		35,000	29,876
California State, Variable Purpose Bond, 3.250%, 12/01/27 (National Insured)		25,000	18,375
California State, Variable Purpose Bond, 4.500%, 12/01/33 (AMBAC Insured)		110,000	91,234
Chicago Illinois O’Hare International Airport Revenue Bond, Series A, 4.500%, 01/01/38 (AGM Insured)		15,000	14,223
Eufaula Alabama, Series C, 4.000%, 08/15/12 (AMBAC Insured)		255,000	254,946
Michigan Tobacco Settlement Financial Authority, Series A, 7.309%, 06/01/34 [9]		390,000	311,618
Omaha Public Power District (Nebraska), Electric System Subordinated Revenue Bonds, Series AA, 4.500%, (FGIC Insured)		45,000	45,120
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28 (National Insured)		35,000	26,831
San Jose California Redevelopment Agency, 3.750%, 08/01/28 (BHAC Insured)		15,000	12,625
Virginia Tobacco Settlement Financing Corp., 6.706%, 06/01/46 [9]		1,055,000	761,057
Total Municipal Bonds (cost $2,370,622)			1,931,352
Asset-Backed Securities - 3.3%
Capital One Auto Finance Trust 2006-C A4, 0.263%, 05/15/13, (01/15/10) [5]		661,548	653,718
Centex Home Equity Loan, Series 2004-A, Class AF6, 0.603%, 01/25/34 [7]		258,319	211,016
Chase Issuance Trust, Series 2007-B1, Class B1, 0.483%, 04/15/19, (01/15/10) [5]		845,000	732,163
Chase Issuance Trust, Series 2005-C1, Class C1, 0.603%, 11/15/12, (01/15/10) [5]		56,000	55,902
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14		780,000	806,018
Countrywide Home Loans, Series 2002-S1, Class A5, 5.960%, 11/25/16		184,807	131,036
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)		1,149,237	1,142,956
MBNA Credit Card Master Note Trust, Series 2005-B2, Class B, 0.413%, 12/17/12, (01/15/10) [5]		535,000	530,948
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15		200,000	201,414
Total Asset-Backed Securities (cost $4,396,122)			4,465,171

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 0.9%
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	$275,417	$268,870
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40 [7]	300,000	240,140
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 01/15/49	110,000	93,058
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 06/15/49 [7]	220,000	192,130
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	320,000	334,282
Morgan Stanley Dean Witter Capital Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31	99,493	102,437
Total Mortgage-Backed Securities (cost $1,034,955)		1,230,917

	Shares
Preferred Stocks - 0.4%
FHLMC, Series F, 5.000%*	750	1,320
FHLMC, Series V, 5.570%*	11,750	11,750
FHLMC, Series W, 5.660%*	3,450	3,277
FHLMC, Series R, 5.700%*	1,200	2,568
FHLMC, Series K, 5.790%*	2,250	3,802
FHLMC, Series O, 5.810%*	750	1,298
FHLMC, Series U, 5.900%*	1,700	1,462
FHLMC, Series P, 6.000%*	1,000	1,680
FHLMC, Series T, 6.420%*	700	1,253
FHLMC, Series Y, 6.550%*	3,300	3,333
FHLMC, Series Z, 8.375%*	29,524	31,000
FNMA, Series M, 4.750%*	1,500	2,175
FNMA, Series L, 5.125%*	550	814
FNMA, Series I, 5.375%*	1,050	1,680
FNMA, Series H, 5.810%*	450	688
FNMA, Series Q, 6.750%*	700	682
FNMA, Series S, 8.250%*	52,775	58,052
Newell Financial Trust I, 5.250%	13,455	474,289
Total Preferred Stocks (cost $2,903,505)		601,123
Short-Term Investments - 3.4%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	1,759,000	1,759,000
BNY Institutional Cash Reserves Fund, Series B*[3,10]	247,573	48,277
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	765,551	765,551
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	2,023,130	2,023,130
Total Short-Term Investments (cost $4,795,254)		4,595,958
Total Investments - 99.0% (cost $134,260,484)		135,625,011
Other Assets, less Liabilities - 1.0%		1,435,154
Net Assets - 100.0%		$137,060,165

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Investment Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of its fixed income securities. The Fund’s benchmark is the Merrill Lynch Six-Month U.S. Treasury Bill Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2009, Smith Breeden advised or managed assets of approximately $13.1 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed income market, the spread sectors (e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS)) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to the Merrill Lynch Six-Month U.S. Treasury Bill Index and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead, the team typically manages the weighted average duration of the Portfolio so that it remains close to six months.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Minimal exposure to credit risk and interest rate risk

•	Consists of high-quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to that of the benchmark

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	To maintain the Portfolio’s target duration

Managers Short Duration Government Fund

Investment Manager’s Comments (continued)

The Year in Review

During the 12 months ended December 31, 2009, the Fund returned 6.54%, while the Merrill Lynch Six-Month U.S. Treasury Bill Index returned 0.58%.

The credit and financial crises of 2008 and 2009 was an exceptionally challenging time for fixed income markets. The federal government became heavily involved in supporting industries and the broad market by initiating several programs, including the following which particularly aided the fixed income markets:

•	Troubled Asset Relief Program (TARP)

•	Term Asset-Backed Securities Loan Facility (TALF) and expanded TALF

•	Federal Reserve MBS purchase program

•	Public-Private Investment Program (PPIP)

With these new programs in place, spread products, including the mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities on which Smith Breeden focuses, outperformed Treasury hedges as market participants were once again willing to accept risk, and demand (in some cases, such as ABS) outpaced supply. Realized volatility and hedging costs dropped significantly throughout the year, and market liquidity improved dramatically from 2008 levels. The yield curve steepened in 2009; short-term rates dropped while long-term interest rates rose, the latter particularly towards the end of the year.

At the beginning of 2009, the Fund had fairly modest positions in non-agency adjustable rate mortgages (ARMs), ABS, and CMBS, with these combined positions representing roughly 8% of capital exposure. All of this exposure was positioned at the top of the capital structure to provide maximum credit protection to the securities.

Most of the portfolio outperformance for the year was attributed to the Fund’s agency MBS exposure. Agency adjustable-rate mortgages and fixed-rate mortgages (FRMs) and collateralized mortgage obligations (CMOs) were beneficiaries of lower realized volatility, hedging costs, and mortgage rates. Additionally, as of December 31, 2009, the Federal Reserve had purchased $1.1 trillion in agency MBS out of the expected $1.25 trillion total, which narrowed spreads across the sector — especially in 30-year mortgages.

Yield curve positioning was another positive factor for Fund performance. Towards year end, the Fund’s longer-dated treasury inflation-protected securities (TIPS) performed well as concerns regarding federal deficit levels (and the end to quantitative easing) surfaced. For most of the year, the Fund maintained exposure to the front end of the yield curve.

Looking Forward

On December 31, portfolio duration closely approximated that of the benchmark. The manager maintains effectively no leverage in the portfolio. ARM (agency and non-agency), CMBS, and ABS exposures were reduced by approximately 2.5%, 1%, and 0.5%, respectively, on a market-value basis within the portfolio. The largest sector decrease was in 15-year agency FRMs, which was reduced by nearly 6% of capital. The Fund maintains small allocations to TIPS and Interest-Only Strips. We believe that high-quality spread assets held in the portfolio are likely to continue to experience positive performance. Although spreads may tighten more slowly in 2010 as government intervention and stimulus efforts begin slowing or coming to an end, continued market demand for risk assets should keep a floor on prices across sectors.

This commentary reflects the viewpoints of the portfolio manager, Smith Breeden Associates, as of January 26, 2010.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Six-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of six-month U.S. Treasury bills. Unlike the Fund, the Merrill Lynch Six-Month U.S. Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1999 to a $10,000 investment made in the Merrill Lynch Six-Month U.S. Treasury Bill Index for the same time periods. Figures include reinvestment of

Managers Short Duration Government Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Short Duration Government Fund and the Merrill Lynch Six-Month U.S. Treasury Bill Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Short Duration Government Fund [2,3,4]	6.54%	3.50%	3.85%
Merrill Lynch Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[4]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Portfolio Breakdown	Short Duration Government Fund**
U.S. Government and Agency Obligations	87.8%
Mortgage-Backed Securities	6.1%
Asset-Backed Securities	0.6%
Other Assets and Liabilities	5.5%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FHLMC, 5.898%, 02/01/37*	2.9%
FNMA, Series 2007-20, Class F, 0.491%, 03/25/37	2.1
FHLMC Gold Pool, 0.483%, 06/15/35*	2.0
FHLMC, 5.500%, 11/01/19	1.9
FNMA, Series 2007-25, Class FA, 0.631%, 04/25/37	1.8
FHLMC Gold Pool, 5.500%, 01/01/20	1.8
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	1.8
FNMA Whole Loan, Series 2005-W2, Class A1, 0.431%, 05/25/35*	1.7
FHLMC, 5.370%, 09/01/35	1.6
FNMA Whole Loan, Series 2004-W14, Class 1AF, 0.631%, 07/25/44*	1.5

Top Ten as a Group	19.1%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 87.8%
Federal Home Loan Mortgage Corporation - 31.8%
FHLMC, 2.725%, 10/01/33, (10/01/10) [5]	$2,317,978	$2,388,063
FHLMC, 2.935%, 07/01/34, (06/01/10) [5]	690,835	710,106
FHLMC, 2.951%, 05/01/34, (06/01/10) [5]	378,398	388,963
FHLMC, 3.936%, 06/01/35, (06/01/10) [5]	1,472,733	1,527,665
FHLMC, 4.000%, 09/15/15	806,333	817,726
FHLMC, 4.902%, 12/01/35, (10/01/10) [5]	1,400,393	1,459,002
FHLMC, 5.000%, 05/01/18 to 09/15/31	8,164,204	8,394,861
FHLMC, 5.500%, 11/01/19	4,872,190	5,192,550
FHLMC, 5.370%, 09/01/35, (09/01/10) [5]	4,130,322	4,301,898
FHLMC, 5.898%, 02/01/37, (02/01/12) [5]	7,533,962	8,007,708
FHLMC Gold Pool, 0.483%, 06/15/35, (01/15/10) [5]	5,421,476	5,423,966
FHLMC Gold Pool, 3.750%, 11/15/25	1,909,848	1,936,000
FHLMC Gold Pool, 5.000%, 01/01/19 to 08/01/19	2,083,365	2,194,492
FHLMC Gold Pool, 5.500%, 11/01/17 to 01/01/20	7,065,876	7,518,274
FHLMC Gold Pool, 7.000%, 06/01/17	2,265,966	2,445,076
FHLMC Gold Pool, 7.500%, 04/01/15 to 03/01/33	1,357,663	1,512,128
FHLMC REMICS, Series 2870, Class CN, 4.000%, 10/15/27	615,235	630,424
FHLMC REMICS, Series 2003-86, Class OX, 4.500%, 09/15/26	473,459	481,950
FHLMC REMICS, Series 2769, Class BX, 4.500%, 07/15/27	537,509	553,013
FHLMC REMICS, Series 2885, Class DE, 4.500%, 12/15/17	358,391	371,857
FHLMC REMICS, Series 3059, Class PA, 5.500%, 10/15/26	2,726,081	2,779,528
FHLMC REMICS, Series 3153, Class NB, 5.500%, 02/15/27	841,955	862,257
FHLMC Structured Pass Through Securities, 7.500%, 02/25/42	124,527	139,587
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [7]	199,868	224,039
FHLMC, Series 2890, Class AB, 3.750%, 12/15/11	1,666,607	1,680,083
FHLMC, Series 2628, Class PV, 3.750%, 10/15/16	289,838	293,273
FHLMC, Series 2675, Class CB, 4.000%, 05/15/16	977,389	1,002,137
FHLMC, Series 2551, Class CH, 4.000%, 12/15/16	891,642	909,681
FHLMC, Series 2608, Class GJ, 4.000%, 03/15/17	949,111	969,898
FHLMC, Series 2561, Class EO, 4.500%, 09/15/16	2,436,310	2,480,474
FHLMC, Series 2697, Class LP, 4.500%, 10/15/19	485,215	496,190
FHLMC, Series 3449, Class AI, 4.500%, 10/15/20	2,367,157	169,893
FHLMC, Series 2963, Class WL, 4.500%, 07/15/25	291,310	293,639
FHLMC, Series 2691, Class TC, 4.500%, 07/15/26	1,732,291	1,759,936
FHLMC, Series 2725, Class PC, 4.500%, 05/15/28	2,483,334	2,528,176
FHLMC, Series 2707, Class PC, 5.000%, 02/15/17	2,441,503	2,489,782
FHLMC, Series 3062, Class HB, 5.000%, 03/15/25	453,913	463,972
FHLMC, Series 2958, Class NB, 5.000%, 05/15/25	1,335,651	1,342,062
FHLMC, Series 2764, Class UC, 5.000%, 05/15/27	3,211,108	3,316,481
FHLMC, Series 2589, Class GD, 5.000%, 09/15/28	552,647	555,292
FHLMC, Series 2827, Class TC, 5.000%, 10/15/28	882,572	917,339
FHLMC, Series 2964, Class NA, 5.500%, 02/15/26	768,943	781,218

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corporation - 31.8% (continued)
FHLMC, Series 2984, Class NA, 5.500%, 04/15/26	$1,846,643	$1,884,019
FHLMC, Series 3165, Class JA, 5.500%, 04/15/26	481,726	494,987
FHLMC, Series 3138, Class PA, 5.500%, 02/15/27	2,126,436	2,185,407
FHLMC, Series 3167, Class QA, 6.000%, 10/15/26	416,060	418,429
Total Federal Home Loan Mortgage Corporation		87,693,501
Federal National Mortgage Association - 46.0%
FNMA, 0.551%, 11/25/30, (01/25/10) [5]	2,453,154	2,412,825
FNMA, 0.631%, 03/25/35, (01/25/10) [5]	2,488,239	2,414,087
FNMA, 2.329%, 11/01/34, (04/01/10) [5]	816,537	832,958
FNMA, 2.388%, 08/01/34, (04/01/10) [5]	945,264	964,621
FNMA, 2.813%, 06/01/34, (05/01/10) [5]	2,356,219	2,387,668
FNMA, 2.833%, 08/01/33, (02/01/10) [5]	686,397	704,760
FNMA, 2.863%, 02/01/33, (03/01/10) [5]	3,354,803	3,434,855
FNMA, 2.869%, 06/01/34, (06/01/10) [5]	1,908,612	1,957,334
FNMA, 2.987%, 09/01/33, (09/01/10) [5]	1,143,591	1,163,416
FNMA, 2.987%, 01/01/35, (05/01/10) [5]	632,447	643,373
FNMA, 3.500%, 12/15/14	678,187	680,412
FNMA, 3.882%, 08/01/34, (06/01/10) [5]	1,309,971	1,355,680
FNMA, 4.000%, TBA	3,000,000	3,017,342
FNMA, 4.211%, 03/01/36, (05/01/10) [5]	3,781,944	3,945,550
FNMA, 4.263%, 01/01/33, (09/01/10) [5]	121,148	125,004
FNMA, 4.294%, 03/01/36, (05/01/10) [5]	3,122,989	3,263,642
FNMA, 4.352%, 01/01/35, (04/01/10) [5]	1,132,011	1,163,295
FNMA, 4.417%, 04/01/35, (03/01/10) [5]	1,245,528	1,286,122
FNMA, 4.500%, 11/25/14	382,320	382,225
FNMA, 4.824%,01/01/33, (03/10/10) [5]	2,760,927	2,845,115
FNMA, 4.910%, 06/01/35, (06/01/10) [5]	634,910	662,906
FNMA, 4.955%, 02/01/37, (06/01/10) [5]	1,668,165	1,724,219
FNMA, 4.959%, 06/01/35, (06/01/10) [5]	660,939	686,630
FNMA, 4.986%, 01/01/36, (11/01/10) [5]	449,015	470,523
FNMA, 5.000%, 03/01/18 to 03/25/27	10,341,766	10,800,803
FNMA, 5.161%, 01/01/36, (12/01/10) [5]	187,470	196,540
FNMA, 5.317%, 06/01/37, (05/01/10) [5]	1,469,355	1,535,959
FNMA, 5.364%, 08/01/36, (05/01/11) [5]	791,261	828,448
FNMA, 5.472%, 05/01/36, (05/01/11) [5]	661,460	696,120
FNMA, 5.500%, 11/01/18 to 12/25/26	4,030,620	4,252,566
FNMA, 5.877%, 09/01/37, (09/01/12) [5]	1,556,179	1,652,406
FNMA, 5.932%, 11/01/37, (10/01/12) [5]	2,257,920	2,402,672
FNMA, 6.000%, 03/01/17	14,046,054	15,018,945
FNMA, 6.500%, 04/01/17 to 08/01/32	1,788,080	1,937,932
FNMA, 7.000%, 09/01/14	868,418	935,852
FNMA, 7.500%, 12/01/33 to 01/01/34	248,248	272,479

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 46.0% (continued)
FNMA Grantor Trust, Series 2002-T5, Class A1, 0.471%, 05/25/32, (01/25/10) [5]	$546,938	$510,386
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	806,184	872,725
FNMA Pass Through Securities, Series 2002-33, Class A2, 7.500%, 06/25/32	123,144	138,845
FNMA, Series 2007-20, Class F, 0.491%, 03/25/37, (01/25/10) [5]	5,959,510	5,867,144
FNMA, Series 2007-25, Class FA, 0.631%, 04/25/37, (01/25/10) [5]	4,988,536	4,933,089
FNMA, Series 2003-86, Class OX, 4.500%, 09/25/26	332,301	337,630
FNMA, Series 2003-37, Class PC, 4.500%, 06/25/27	1,794,147	1,828,335
FNMA, Series 2005-86, Class WH, 5.000%, 11/25/25	1,261,491	1,282,474
FNMA, Series 2005-33, Class QA, 5.000%, 06/25/27	541,881	551,739
FNMA, Series 2003-32, Class PG, 5.000%, 10/25/27	2,695,946	2,711,845
FNMA, Series 2882, Class YB, 5.000%, 10/15/27	2,137,332	2,216,240
FNMA, Series 2005-16, Class LY, 5.500%, 09/25/25	293,640	295,354
FNMA, Series 3101, Class PA, 5.500%, 10/15/25	1,184,388	1,211,312
FNMA, Series 2005-57, Class PA, 5.500%, 05/25/27	818,288	827,650
FNMA, Series 2006-57, Class PA, 5.500%, 08/25/27	2,945,545	3,032,424
FNMA, Series 2006-48, Class TA, 5.500%, 04/25/28	2,317,769	2,396,040
FNMA, Series 2006-75, Class YA, 5.000%, 12/25/25	873,153	900,949
FNMA, Series 2008-22, Class KA, 5.500%, 06/25/21	156,179	156,292
FNMA, Series 2006-129, Class PA, 5.500%, 07/25/28	1,062,420	1,097,648
FNMA, Series 2003-73, Class SM, 6.369%, 04/25/18, (01/25/10) [5]	1,012,408	98,512
FNMA, Series 1993-139, Class GA, 7.000%, 08/25/23	2,338,759	2,394,580
FNMA Whole Loan, Series 2005-W2, Class A1, 0.431%, 05/25/35, (01/25/10) [5]	4,647,394	4,598,078
FNMA Whole Loan, Series 2003-W8, Class 3F1, 0.631%, 05/25/42, (01/25/10) [5]	1,939,140	1,916,980
FNMA Whole Loan, Series 2004-W14, Class 1AF, 0.631%, 07/25/44, (01/25/10) [5]	4,021,043	4,028,044
FNMA Whole Loan, Series 2004-W5, Class F1, 0.681%, 02/25/47, (01/25/10) [5]	982,499	956,876
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.500%, 02/25/42 [7]	586,988	661,829
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.500%, 06/25/42	502,514	566,585
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	1,015,297	1,144,747
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.500%, 12/25/42	33,054	37,269
Total Federal National Mortgage Association		126,626,905
Government National Mortgage Association - 5.8%
GNMA, 2.625%, 03/20/37, (04/01/10) [5]	819,488	832,314
GNMA, 3.500%, 02/20/34	466,885	475,956
GNMA, 3.500%, 07/20/35 to 09/20/35, (10/01/10) [5]	3,505,551	3,572,277
GNMA, 3.625%, 07/20/18 to 09/20/35, (10/01/10) [5]	4,442,719	4,502,942
GNMA, 3.750%, 01/20/32, (04/01/10) [5]	157,752	161,648
GNMA, 3.750%, 10/20/34, (01/01/11) [5]	449,709	461,594
GNMA, 4.000%, 10/20/32, (01/01/11) [5]	318,640	324,715
GNMA, 4.000%, 03/20/35, (04/01/10) [5]	108,953	111,138
GNMA, 4.000%, 06/20/35, (07/01/10) [5]	130,315	133,531
GNMA, 4.125%, 10/20/17 to 11/20/27, (01/01/11) [5]	1,796,906	1,835,722
GNMA, 4.250%, 01/20/28, (04/01/10) [5]	77,976	80,312

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Government National Mortgage Association - 5.8% (continued)
GNMA, 4.375%, 03/20/21 to 03/20/23, (04/01/10) [5]	$164,827		$169,962
GNMA, 4.375%, 06/20/22 to 05/20/33, (07/01/10) [5]	1,537,018		1,579,922
GNMA, 4.500%, 01/20/34, (04/01/10) [5]	625,727		642,428
GNMA, 9.500%, 12/15/17	11,713		12,907
GNMA, Series 2005-58, Class NJ, 4.500%, 08/20/35	990,740		1,028,627
Total Government National Mortgage Association			15,925,995
Interest Only Strips - 2.1%
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	750,620		144,983
FHLMC IO Strip, 5.000%, 05/15/18 to 08/01/35	5,465,105		1,111,835
FHLMC IO Strip, 6.467%, 11/15/18, (01/15/10) [5]	1,263,092		107,510
FHLMC IO Strip, 6.867%, 11/15/30, (01/15/10) [5]	438,645		34,720
FHLMC IO Strip, 7.500%, 10/01/27 [9]	46,866		9,309
FHLMC IO Strip, 8.000%, 06/01/31 [9]	11,125		3,004
FHLMC, Series 2637, Class SI, 5.767%, 06/15/18, (01/15/10) [5]	753,163		64,599
FHLMC, Series 2882, Class SJ, 6.467%, 10/15/34, (01/15/10) [5]	1,101,130		125,501
FHLMC, Series 2929, Class CS, 6.567%, 12/15/22, (01/15/10) [5]	716,201		49,340
FHLMC, Series 2608, Class SJ, 6.867%, 03/15/17, (01/15/10) [5]	968,926		52,718
FHLMC, Series 2644, Class ES, 6.917%, 02/15/18, (01/15/10) [5]	2,179,473		222,823
FHLMC, Series 2772, Class KS, 6.947%, 06/15/22, (01/15/10) [5]	663,593		51,961
FNMA IO Strip, 5.000%, 02/01/35 to 12/01/35	5,912,661		1,314,185
FNMA IO Strip, 7.000%, 01/25/24, (01/25/10) [5]	89,857		12,853
FNMA IO Strip, 7.500%, 11/18/14 [9]	39,691		1,818
FNMA IO Strip, 8.000%, 08/25/22 [9]	80,966		19,916
FNMA IO Strip, 8.000%, 03/18/27 to 05/18/27	72,751		16,566
FNMA IO Strip, 8.000%, 05/01/30 [9]	26,515		5,278
FNMA IO Strip, 9.000%, 12/15/16 [9]	38,543		7,443
FNMA, 2.500%, 09/25/39	3,288,294		748,601
FNMA, Series 2008-22, Class AI, 1.097%, 09/25/12 [7]	58,125,234		981,677
FNMA, Series 2005-29, Class SC, 6.519%, 04/25/35, (01/25/10) [5]	2,097,130		225,655
FNMA, Series 2003-67, Class TS, 6.869%, 08/25/17, (01/25/10) [5]	1,672,798		140,961
FNMA, Series 2003-26, Class QS, 6.869%, 10/25/17, (01/25/10) [5]	828,885		70,019
GNMA, Series 2002-66, Class SA, 7.418%, 12/16/25, (01/16/10) [5]	1,265,319		194,374
Total Interest Only Strips			5,717,649
U.S. Treasury Notes - 2.1%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	799,392	[2]	822,999
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	4,587,240		4,840,254
Total U.S. Treasury Notes			5,663,253
Total U.S. Government and Agency Obligations (cost $239,101,404)			241,627,303
Mortgage-Backed Securities and Interest Only Strips - 6.1%[1]
Mortgage-Backed Securities - 6.0%
Countrywide Home Loans, Inc., 0.731%, 02/25/35, (01/25/10) [5,9]	1,443,155		334,986
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class C, 6.730%, 12/18/35	1,500,000		1,511,236

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 6.0% (continued)
CS First Boston Mortgage Securities Corp., Series C5, Class A3, 4.500%, 11/15/37	$1,000,000	$967,850
Deutsche Alt-A Securities, Inc. Mortgage Loan, 6.250%, 07/25/36 [7,9]	298,752	218,459
Freddie Mac Multiclass Certificates, Series 3113, Class QA, 5.000%, 11/15/25	987,185	1,011,968
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	475,498	488,531
GE Capital Commercial Mortgage Corporation, Series 2001-3, Class A2, 6.070%, 06/10/38	765,000	801,252
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.957%, 09/15/35	1,490,896	1,534,030
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,346,021	1,343,534
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43 [7]	1,000,000	988,646
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	3,000,000	3,132,809
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.892%, 02/12/42	2,000,000	2,014,076
PNC Mortgage Acceptance Corp., Series 2000-C2, Class A2, 7.300%, 10/12/33	1,651,390	1,685,962
Salomon Brothers Mortgage Securities VII, Series 2000-C2, Class A2, 7.455%, 07/18/33	122,563	122,845
Washington Mutual, Class 2A3, Series 2005-AR2, 0.581%, 01/25/45, (01/25/10) [5,9]	849,351	418,665
Total Mortgage-Backed Securities		16,574,849
Mortgage-Backed Interest Only Strips - 0.1%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 1.662%, 04/11/37 (a) [7]	4,651,382	102,134
CS First Boston Mortgage Securities Corp., IO Strip, Series 1998-C1, Class AX, 0.976%, 05/17/40 [7]	500,200	32,031
CS First Boston Mortgage Securities Corp., IO Strip, Series 2001-CP4, Class AX, 1.259%, 12/15/35 (a) [7]	1,366,303	22,304
GMAC, Series 1999-C1 IO Strip, Class X, 0.660%, 05/15/33 [7]	1,979,135	28,452
Total Mortgage-Backed Interest Only Strips		184,921
Total Mortgage-Backed Securities and Interest Only Strips (cost $18,853,871)		16,759,770
Asset-Backed Securities - 0.6%
FNMA Grantor Trust, Series 2003-T4, Class A1, 0.451%, 09/26/33, (01/26/10) [5]	17,672	14,974
FNMA Grantor Trust, Series 2003-T2, Class A1, 0.511%, 03/25/33, (01/25/10) [5]	352,704	290,819
FNMA Whole Loan, Series 2003-W13, Class AV2, 0.511%, 10/25/33, (01/25/10) [5,9]	132,342	120,974
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.551%, 11/25/35, (01/25/10) [5]	1,354,747	1,042,325
Structured Asset Investment Loan Trust, 0.771%, 12/25/34, (01/25/10) [5]	256,268	245,052
Total Asset-Backed Securities (cost $2,114,350)		1,714,144
Short-Term Investments - 5.6%
U.S. Government and Agency Discount Notes - 0.3%
FHLMC Discount Notes, 0.049%, 03/01/10 [4,11]	750,000	749,941

	Shares
Other Investment Companies - 5.3%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05% [3]	42,000	42,000
BNY Institutional Cash Reserves Fund, Series B* [3,10]	15,506	3,024
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	14,677,161	14,677,161
Total Other Investment Companies		14,722,185
Total Short-Term Investments (cost $15,484,370)		15,472,126
Total Investments - 100.1% (cost $275,553,995)		275,573,343
Other Assets, less Liabilities - (0.1)%		(243,729)
Net Assets - 100.0%		$275,329,614

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Investment Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2009, Smith Breeden advised or managed assets of approximately $13.1 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

Managers Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	To maintain the portfolio’s target duration

•	For portfolio allocation purposes

The Year in Review

During the 12 months ended December 31, 2009, the Fund returned 12.4% compared to 5.76% for its benchmark, the Citi-group Mortgage Index.

The credit and financial crises of 2008 and 2009 was an exceptionally challenging time for fixed income markets. The federal government became heavily involved in supporting industries and the broad market by initiating several programs, including the following which particularly aided the fixed-income markets:

•	Troubled Asset Relief Program (“TARP”)

•	Term Asset-Backed Securities Loan Facility (“TALF”) and expanded TALF

•	Federal Reserve MBS purchase program

•	Public-Private Investment Program (“PPIP”)

With these new programs in place, spread products, including the mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities on which Smith Breeden focuses, outperformed Treasury hedges as market participants were once again willing to accept risk, and demand (in some cases, such as ABS) outpaced supply. Realized volatility and hedging costs dropped significantly throughout the year, and market liquidity improved dramatically from 2008 levels. The yield curve steepened in 2009; short-term rates dropped while long-term interest rates rose, the latter particularly towards the end of the year.

At the beginning of 2009, the Fund owned very little CMBS, and a modest amount of non-agency adjustable rate mortgages (“ARMs”), with both sectors representing a total of 3.3% of capital exposure. All of this exposure was positioned at the very top of the capital structure to provide maximum credit protection to the securities. That said, we opportunistically added CMBS exposure in April and May of 2009 to take advantage of wide spreads. This portfolio adjustment and allocation was a large contributor to the Fund’s outperformance, as CMBS spreads tightened remarkably during the year. The Fund also benefited from its exposure to non-agency ARMs, non-agency fixed-rate mortgages (FRMs) and collateralized mortgage obligations (CMOs) as these segments received a boost from programs such as TALF and PPIP. Agency ARMs, FRMs, and CMOs also performed well, as they were beneficiaries of lower-realized volatility, hedging costs, and mortgage rates. Additionally, the Federal Reserve’s MBS purchase program (as of December 31, 2009, the Fed had purchased $1.1 trillion in agency MBS out of the expected $1.25 trillion total) narrowed spreads across the sector, especially in 30-year mortgages. For most of the year, the Fund maintained positions in the longer term portion of the yield curve. Favorable effects from yield curve positioning further contributed to portfolio returns.

Looking Forward

On December 31, 2009, the Fund held the bulk of its exposure in 15- and 30-year agency FRMs. Agency ARMs were the next highest sub-sector exposure. In addition, 7% of capital was allocated to CMBS, which are not included in the Citigroup Mortgage Index. The total allocation to CMBS increased by 6% of capital during the year. We decreased the Fund’s allocation to 15- and 30-year agency FRMs by approximately 10% during the year. The Fund also maintains a small allocation to Interest-Only strips, CMOs, and treasury inflation protected securities. We believe that high-quality spread assets that are held in the portfolio are likely to continue experiencing positive performance. Although spreads may tighten more slowly in 2010 as government intervention and stimulus efforts begin slowing or coming to an end, continued market demand for risk assets should keep a floor on prices across sectors.

This commentary reflects the viewpoints of the portfolio manager, Smith Breeden Associates, as of January 26, 2010.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1999 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include

Managers Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Intermediate Duration Government Fund [2,3,4,5]	12.40%	5.12%	5.92%
Citigroup Mortgage Index	5.76%	5.81%	6.50%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Portfolio Breakdown	Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	116.4%
Mortgage-Backed Securities	14.4%
Other Assets and Liabilities	(30.8)%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 5.500%, TBA*	8.8%
FHLMC Gold Pool, 5.500%, TBA	6.7
FNMA, 5.000%, 10/01/35*	6.4
GNMA, 4.500%, 01/15/40	5.2
FHLMC, 5.615%, 01/01/36*	4.6
FHLMC Gold Pool, 5.500%, 06/01/35*	4.5
FNMA, 5.000%, TBA	4.3
FNMA, 6.000%, TBA	4.1
GNMA, 5.500%, 01/01/35	4.0
FHLMC Gold Pool, 5.000%, TBA	3.3

Top Ten as a Group	51.9%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2009

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 116.4%
Federal Home Loan Mortgage Corporation - 48.4%
FHLMC, 2.647%, 11/01/33, (12/01/10) [5]	$2,055,100	$2,120,464
FHLMC, 4.500%, 04/01/35	601,802	603,934
FHLMC, 5.000%, 05/01/18 to 12/01/35	6,650,620	6,835,579
FHLMC, 5.500%, 11/01/17 to 05/01/34	3,672,315	3,881,187
FHLMC, 5.615%, 01/01/36, (01/01/13) [5]	6,771,994	7,179,462
FHLMC, 5.898%, 02/01/37, (02/01/12) [5]	630,834	670,502
FHLMC, 6.000%, 02/01/22 to 03/01/22	1,284,405	1,373,166
FHLMC, 7.500%, 07/01/34	2,743,901	3,090,753
FHLMC Gold Pool, 3.750%, 11/15/25	1,282,036	1,299,592
FHLMC Gold Pool, 4.500%, 05/01/34 to 11/01/35	11,427,238	11,447,800
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	267,201	281,262
FHLMC Gold Pool, 5.000%, TBA	5,000,000	5,126,560
FHLMC Gold Pool, 5.500%, 10/01/33 to 12/01/38	14,058,434	14,775,978
FHLMC Gold Pool, 5.500%, TBA	10,000,000	10,475,000
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	5,302,160	5,671,692
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [7]	279,814	313,655
Total Federal Home Loan Mortgage Corporation		75,146,586
Federal National Mortgage Association - 48.0%
FNMA, 0.551%, 11/25/30, (01/25/10) [5]	2,453,154	2,412,825
FNMA, 0.631%, 03/25/35, (01/25/10) [5]	1,545,913	1,499,844
FNMA, 2.813%, 06/01/34, (05/01/10) [5]	1,878,074	1,903,141
FNMA, 2.869%, 06/01/34, (06/01/10) [5]	1,547,326	1,586,825
FNMA, 3.102%, 07/01/33, (06/01/10) [5]	629,861	642,956
FNMA, 3.882%, 08/01/34, (06/01/10) [5]	1,047,977	1,084,544
FNMA, 4.000%, TBA	1,000,000	1,005,781
FNMA, 4.500%, TBA	5,000,000	4,990,625
FNMA, 5.000%, 06/01/18 to 07/01/37	14,523,060	14,990,099
FNMA, 5.000%, TBA	6,500,000	6,669,611
FNMA, 5.317%, 06/01/37, (05/01/10) [5]	1,167,784	1,220,719
FNMA, 5.500%, 03/01/17 to 07/01/38	11,517,516	12,158,469
FNMA, 5.500%, TBA	13,000,000	13,607,346
FNMA, 5.508%, 02/01/36, (01/01/11) [5]	326,987	341,826
FNMA, 6.000%, 08/01/17	290,890	311,744
FNMA, 6.000%, TBA	6,000,000	6,354,371
FNMA, 6.500%, 11/01/28 to 07/01/32	561,690	604,018
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24	2,615,687	2,858,074
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	169,216	190,791
Total Federal National Mortgage Association		74,433,609

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Government National Mortgage Association - 17.5%
GNMA, 3.625%, 08/20/17 to 08/20/18, (10/01/10) [5]	$124,817		$128,260
GNMA, 4.125%, 11/20/17 to 12/20/17, (01/01/11) [5]	266,557		273,573
GNMA, 4.375%, 03/20/16, (04/01/10) [5]	23,397		24,029
GNMA, 4.375%, 06/20/16 to 05/20/21, (07/01/10) [5]	71,198		73,221
GNMA, 4.500%, TBA	8,000,000		8,005,000
GNMA, 5.000%, 09/15/39 to 11/15/39	4,986,107		5,137,072
GNMA, 5.000%, TBA	2,000,000		2,056,562
GNMA, 5.500%, 10/15/39 to 11/15/39	4,989,830		5,234,090
GNMA, 5.500%, TBA	6,000,000		6,285,000
GNMA, 7.500%, 09/15/28 to 11/15/31	27,908		31,439
Total Government National Mortgage Association			27,248,246
Interest Only Strips - 2.0%
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	1,415,329		273,850
FHLMC IO Strip, 5.000%, 05/15/17 to 09/15/35	6,297,296		1,298,537
FHLMC IO Strip, 6.000%, 05/01/31	7,901		1,970
FHLMC IO Strip, 6.467%, 11/15/18, (01/15/10) [5]	1,003,996		85,457
FHLMC IO Strip, 6.867%, 11/15/30, (01/15/10) [5]	178,327		14,115
FHLMC IO Strip, 7.417%, 09/15/16 to 10/15/16, (01/15/10) [5]	214,916		9,241
FHLMC IO Strip, 7.667%, 06/15/31, (01/15/10) [5]	66,730		10,274
FHLMC, Series 2637, Class SI, 5.767%, 06/15/18, (01/15/10) [5]	576,578		49,453
FHLMC, Series 2882, Class SJ, 6.467%, 10/15/34, (01/15/10) [5]	842,961		96,076
FHLMC, Series 2608, Class SJ, 6.867%, 03/15/17, (01/15/10) [5]	1,483,507		80,715
FHLMC, Series 2644, Class ES, 6.917%, 02/15/18, (01/15/10) [5]	1,155,004		118,084
FHLMC, Series 2772, Class KS, 6.947%, 06/15/22, (01/15/10) [5]	508,008		39,779
FNMA IO Strip, 4.000%, 09/01/33 to 09/01/34	1,099,096		117,150
FNMA IO Strip, 4.500%, 09/01/33	369,373		63,004
FNMA IO Strip, 5.000%, 05/01/34 to 12/01/35	2,456,949		511,966
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23 [9]	308,265		64,162
FNMA, Series 2003-73, Class SM, 6.369%, 04/25/18, (01/25/10) [5]	775,041		75,415
FNMA, Series 2005-29, Class SC, 6.519%, 04/25/35, (01/25/10) [5]	1,128,344		121,412
FNMA, Series 2003-67, Class TS, 6.869%, 08/25/17, (01/25/10) [5]	1,280,597		107,911
Total Interest Only Strips			3,138,571
U.S. Treasury Notes - 0.5%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	715,532	[2]	736,663
Total U.S. Government and Agency Obligations (cost $177,372,321)			180,703,675
Mortgage-Backed Securities - 14.4%
American Home Mortgage Investment Trust, 2.231%, 02/25/45, (02/01/10) [5,9]	865,384		652,444
American Home Mortgage Investment Trust, 2.431%, 04/25/44, (02/01/10) [5,9]	198,212		147,633
American Home Mortgage Investment Trust, 2.431%, 06/25/45, (02/01/10) [5,9]	128,929		81,605
American Home Mortgage Assets, Series 2005-1, Class 1A1, 3.530%, 11/25/35, (03/25/10) [5,9]	148,803		71,941
American Home Loan Investment Trust, 5.294%, 06/25/45, (03/25/10) [5,9]	1,889,615		1,287,440

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 14.4% (continued)
Bank of America Funding Corp., Series 2004-B, Class 1A2, 3.444%, 12/20/34 [7,9]	$227,801	$180,685
Bank of America Commercial Mortgage Inc., Series 2006-2, Class A3, 5.710%, 05/10/45 [7]	3,015,000	3,093,876
Bear Stearns Alt-A Trust, 4.138%, 04/25/35 [7,9]	196,343	127,538
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A3, 4.868%, 09/11/42	1,000,000	966,468
Countrywide Alternative Loan Trust, 0.531%, 05/25/35, (01/25/10) [5,9]	947,935	801,721
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 0.651%, 11/25/34, (01/25/10) (a) [5,9]	404,556	326,158
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 3.475%, 12/20/35 [7,9]	162,686	106,683
Countrywide Home Loans, Inc., 4.868%, 05/20/35 [7,9]	165,099	92,734
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A4, 5.658%, 10/15/48	2,000,000	1,954,980
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A3, 6.092%, 12/10/49 [7]	1,148,000	1,159,530
Deutsche Alt-A Securities, Inc., Series 2006-AR6, Class A6, 0.421%, 02/25/37, (01/25/10) [5,9]	1,464,763	663,357
Goldman Sachs Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.581%, 03/25/35, (01/25/10) (a) [5,9]	337,525	272,400
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.160%, 05/25/34, (02/01/10) [5,9]	79,758	64,409
Harborview Mortgage Loan Trust, 3.363%, 11/19/34 [7,9]	141,105	78,266
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43 [7]	1,900,000	1,878,426
Master Alternative Loans Trust, 6.000%, 01/25/35 [9]	1,075,166	945,138
Morgan Stanley Mortgage Loan Trust, 6.075%, 08/25/35 [7,9]	1,639,706	1,408,610
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.581%, 03/25/35, (01/25/10) (a) [5,9]	398,002	302,596
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%, 10/15/48	2,206,000	2,086,804
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35 [9]	2,111,212	1,475,868
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	2,191,493	2,079,864
Total Mortgage-Backed Securities (cost $23,508,836)		22,307,174
Short-Term Investments - 10.9%
U.S. Government and Agency Discount Notes - 0.2%
FHLMC Discount Notes, 0.049%, 03/01/10 [4,11]	100,000	99,992
FHLMC Discount Notes, 0.097%, 04/19/10 [4,11]	178,000	177,948
Total U.S. Government and Agency Discount Notes		277,940

	Shares
Other Investment Companies - 10.7%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05% [3]	44,000	44,000
BNY Institutional Cash Reserves Fund, Series B* [3,10]	13,850	2,701
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	2,657,296	2,657,296
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	14,004,075	14,004,075
Total Other Investment Companies		16,708,072
Total Short-Term Investments (cost $16,997,088)		16,986,012
Total Investments - 141.7% (cost $217,878,245)		219,996,861
Other Assets, less Liabilities - (41.7)%		(64,770,469)
Net Assets - 100.0%		$155,226,392

The accompanying notes are an integral part of these financial statements.

Managers Trust II Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2009, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Mid-Cap Fund	$33,749,295	$4,772,680	$(935,713)	$3,836,967
Managers AMG Chicago Equity Partners Balanced Fund	16,205,613	2,008,934	(98,606)	1,910,328
Managers High Yield Fund	38,159,820	3,092,109	(1,932,641)	1,159,468
Managers Fixed Income Fund	134,283,988	6,702,750	(5,361,727)	1,341,023
Managers Short Duration Government Fund	275,553,995	3,385,018	(3,365,670)	19,348
Managers Intermediate Duration Government Fund	217,893,524	6,951,411	(4,848,074)	2,103,337

*	Non-income-producing security
#	Rounds to less than 0.1%
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers High Yield Fund	$8,243,013	21.7%
Managers Fixed Income Fund	14,516,302	10.6%
Managers Short Duration Government Fund	124,438	0.0%#
Managers Intermediate Duration Government Fund	901,154	0.6%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Yield shown for an investment company represents its December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2009, amounting to:

Fund	Value	% of Net Assets
Managers AMG Chicago Equity Partners Mid-Cap Fund	$1,989,786	5.6%
Managers AMG Chicago Equity Partners Balanced Fund	29,092	0.2%
Managers High Yield Fund	1,963,078	5.2%
Managers Fixed Income Fund	1,942,081	1.4%
Managers Short Duration Government Fund	51,477	0.0%#
Managers Intermediate Duration Government Fund	51,477	0.0%#

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Percentage rate listed represents yield to maturity at December 31, 2009.
[5]	Floating rate security. The rate listed is as of December 31, 2009. Date in parentheses represents the securities next coupon rate reset.
[6]	Payment-in-kind security. A type of high yield debt instrument whose issuer has the option of making interest payments in either cash or additional debt securities.
[7]	Variable Rate Security. The rate listed is as of December 31, 2009 and is periodically reset subject to terms and conditions set forth in the debenture.
[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

Managers Trust II Funds

Notes to Schedules of Portfolio Investments (continued)

[9]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities at December 31, 2009, amounted to the following:

Fund	Value	% of Net Assets
Managers Fixed Income Fund	$3,703,951	2.7%
Managers Short Duration Government Fund	1,139,852	0.4%
Managers Intermediate Duration Government Fund	9,151,388	5.9%

[10]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[11]	Security pledged to cover margin requirements for open futures positions at December 31, 2009.
[12]

Convertible Bond: A corporate bond, usually a junior debenture that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible bonds market value at December 31, 2009, amounted to the following:

Fund	Value	% of Net Assets
Managers Fixed Income Fund	$2,989,803	2.2%

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.	GDIF:	Global Debt Insurance Facility
AMBAC:	American Municipal Bond Assurance Corp.	GMAC:	General Motors Acceptance Corporation
BHAC:	Berkshire Hathaway Assurance Corp.	GNMA:	Government National Mortgage
DIP:	Debtor In Possession		Association
FGIC:	Federal Guaranty Insurance Corp.	GSR:	Goldman Sachs REMIC
FHLB:	Federal Home Loan Bank	MTN:	Medium Term Notes
FHLMC:	Federal Home Loan Mortgage Corp.	National:	National Public Finance Guarantee Group
FNMA:	Federal National Mortgage Association	REIT:	Real Estate Investment Trust

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

AUD:	Australian Dollar	MXN:	Mexican Peso
BRL:	Brazilian Real	NZD:	New Zealand Dollar
CAD:	Canadian Dollar	SGD:	Singapore Dollar
ISK:	Iceland Krona	THB:	Thailand Baht

Statements of Assets and Liabilities

December 31, 2009

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $1,989,786, $29,092, $1,963,078, and $1,942,081, respectively)	$37,586,262	$18,115,941	$39,319,288	$135,625,011
Cash	—	—	2,328	—
Foreign currency**	—	—	—	146
Receivable for investments sold	88,936	—	74,037	2,034,644
Receivable for Fund shares sold	2,257	3,496	62,907	118,060
Receivable from affiliate	6,280	9,397	18,434	30,822
Dividends, interest and other receivables	47,644	85,651	655,364	1,738,645
Prepaid expenses	25,346	25,141	34,248	29,696
Total assets	37,756,725	18,239,626	40,166,606	139,577,024
Liabilities:
Payable for Fund shares repurchased	18,900	17,720	40,429	318,791
Payable upon return of securities loaned	2,048,721	29,392	2,050,750	2,006,573
Payable for investments purchased	97,431	—	86,609	—
Accrued expenses:
Investment management and advisory fees	20,838	11,285	22,374	53,265
Administrative fees	5,954	3,224	6,393	23,673
Other	51,039	47,223	55,243	114,557
Total liabilities	2,242,883	108,844	2,261,798	2,516,859
Net Assets	$35,513,842	$18,130,783	$37,904,808	$137,060,165
Net Assets Represent:
Paid-in capital	$48,522,119	$18,835,944	$42,133,647	$136,333,116
Undistributed net investment income	57,893	1,100	14,874	—
Accumulated net realized loss from investments and foreign currency transactions	(17,241,116)	(2,763,638)	(5,434,874)	(640,488)
Net unrealized appreciation of investments and foreign currency translations	4,174,946	2,057,377	1,191,161	1,367,537
Net Assets	$35,513,842	$18,130,783	$37,904,808	$137,060,165
Class A Shares - Net Assets	$6,148,650	$6,932,702	$28,450,343	$40,624,706
Shares outstanding	569,268	562,221	3,872,429	3,896,069
Net asset value and redemption price per share	$10.80	$12.33	$7.35	$10.43
Offering price per share based on a maximum sales charge of 5.75%
(NAV per share/(100% - 5.75%)	$11.46	$13.08	n/a	n/a
Offering price per share based on a maximum sales charge of 4.25%
(NAV per share/(100% - 4.25%)	n/a	n/a	$7.68	$10.89
Class B Shares - Net Assets	$620,853	$977,822	$1,309,125	$4,055,258
Shares outstanding	61,314	80,356	180,921	391,959
Net asset value and offering price per share	$10.13	$12.17	$7.24	$10.35
Class C Shares - Net Assets	$3,669,427	$3,056,147	$4,487,674	$57,657,561
Shares outstanding	362,911	249,469	619,789	5,540,074
Net asset value and offering price per share	$10.11	$12.25	$7.24	$10.41
Institutional Class Shares - Net Assets	$25,074,912	$7,164,112	$3,657,666	$34,722,640
Shares outstanding	2,201,813	576,224	492,912	3,320,270
Net asset value, offering and redemption price per share	$11.39	$12.43	$7.42	$10.46

* Investments at cost	$33,411,316	$16,058,564	$38,128,127	$134,260,484
** Foreign currency at cost	—	—	—	$146

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2009

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value* (including securities on loan valued at $51,477 and $51,477, respectively)	$275,573,343	$219,996,861
Receivable for delayed delivery investments sold	10,545,500	5,002,344
Receivable for Fund shares sold	1,881,310	213,054
Dividends, interest and other receivables	1,808,376	1,024,951
Receivable for variation margin on futures	41,509	43,370
Receivable from affiliate	659	13,419
Prepaid expenses	27,951	22,432
Total assets	289,878,648	226,316,431
Liabilities:
Payable upon return of securities loaned	57,506	57,850
Payable for delayed delivery investments purchased	3,122,250	68,321,254
Payable for Fund shares repurchased	628,411	521,920
Payable for TBA sale commitments	10,441,064	1,996,250
Payable for variation margin on futures	43,652	16,669
Accrued expenses:
Investment management and advisory fee payable	180,621	93,825
Other	75,530	82,271
Total liabilities	14,549,034	71,090,039
Net Assets	$275,329,614	$155,226,392
Shares outstanding	28,789,758	14,244,938
Net asset value, offering and redemption price per share	$9.56	$10.90
Net Assets Represent:
Paid-in capital	$281,505,694	$152,436,864
Undistributed net investment income	170,161	6,062
Accumulated net realized gain (loss) from investments and futures contracts	(5,594,995)	584,539
Net unrealized appreciation (depreciation) of investments, futures contracts and TBA sale commitments	(751,246)	2,198,927
Net Assets	$275,329,614	$155,226,392

* Investments at cost	$275,553,995	$217,878,245

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2009

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Dividend income	$690,656	$307,677	$36,007	$92,298	$142,077	$87,672
Interest income	—	330,233	3,392,384	7,729,189	8,554,143	7,898,865
Securities lending fees	20,257	751	6,880	11,015	468	2
Total investment income	710,913	638,661	3,435,271	7,832,502	8,696,688	7,986,539
Expenses:
Investment management and advisory fees	223,097	148,328	228,636	574,366	1,857,994	1,183,530
Administrative fees	63,742	42,379	65,325	255,274	—	—
Distribution Fees - Class A	11,860	25,736	58,238	97,447	—	—
Distribution Fees - Class B	11,327	16,275	18,479	53,855	—	—
Distribution Fees - Class C	34,704	28,787	40,735	514,065	—	—
Registration fees	45,516	48,448	53,115	60,873	58,677	33,988
Professional fees	34,045	31,080	32,531	60,561	91,656	69,105
Custodian	14,790	31,650	40,314	27,917	83,467	51,197
Transfer agent	13,611	6,799	18,747	39,767	74,048	247,178
Reports to shareholders	4,882	5,347	19,352	23,650	35,108	38,061
Trustees fees and expenses	2,934	2,033	2,661	12,107	25,779	17,296
Miscellaneous	4,634	3,469	4,922	9,682	17,317	10,657
Total expenses before offsets	465,142	390,331	583,055	1,729,564	2,244,046	1,651,012
Expense reimbursements	(90,344)	(107,402)	(170,328)	(310,627)	—	(145,541)
Expense reductions	(16,860)	(4,398)	(127)	(512)	(1,086)	(697)
Expense waivers	—	—	—	(1,501)	(5,192)	(2,483)
Net expenses	357,938	278,531	412,600	1,416,924	2,237,768	1,502,291
Net investment income	352,975	360,130	3,022,671	6,415,578	6,458,920	6,484,248
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(4,735,306)	(324,188)	(3,933,716)	(326,938)	474,701	3,881,427
Net realized gain on options and futures contracts	—	—	—	—	911,350	495,913
Net realized loss on foreign currency transactions	—	—	—	(20,679)	—	—
Net unrealized appreciation of investments	14,983,377	3,834,541	14,623,076	20,356,882	8,260,917	9,169,976
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	299,340	(380,909)
Net unrealized appreciation of foreign currency translations	—	—	—	22,965	—	—
Net realized and unrealized gain	10,248,071	3,510,353	10,689,360	20,032,230	9,946,308	13,166,407
Net increase in net assets resulting from operations	$10,601,046	$3,870,483	$13,712,031	$26,447,808	$16,405,228	$19,650,655

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$352,975	$280,442	$360,130	$400,727
Net realized gain (loss) on investments and foreign currency transactions	(4,735,306)	(11,493,243)	(324,188)	(863,028)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	14,983,377	(14,400,228)	3,834,541	(3,372,720)
Net increase (decrease) in net assets resulting from operations	10,601,046	(25,613,029)	3,870,483	(3,835,021)
Distributions to Shareholders:
From net investment income:
Class A	(49,401)	(29,318)	(174,382)	(128,430)
Class B	—	—	(13,932)	(48,453)
Class C	(1,778)	—	(32,235)	(49,264)
Institutional Class	(248,789)	(245,740)	(138,347)	(170,512)
From net realized gain on investments:
Class A	—	(4,013)	—	—
Class B	—	(1,900)	—	—
Class C	—	(3,738)	—	—
Institutional Class	—	(23,113)	—	—
Return of capital:
Class A	—	—	—	(11,286)
Class B	—	—	—	(2,780)
Class C	—	—	—	(3,360)
Institutional Class	—	—	—	(6,852)
Total distributions to shareholders	(299,968)	(307,822)	(358,896)	(420,937)
From Capital Share Transactions:
Proceeds from sale of shares	3,048,654	4,850,028	4,406,764	11,344,962
Reinvestment of dividends and distributions	270,979	252,585	200,915	240,711
Cost of shares repurchased	(9,422,753)	(20,919,460)	(11,346,529)	(5,840,568)
Net increase (decrease) from capital share transactions	(6,103,120)	(15,816,847)	(6,738,850)	5,745,105
Total increase (decrease) in net assets	4,197,958	(41,737,698)	(3,227,263)	1,489,147
Net Assets:
Beginning of year	31,315,884	73,053,582	21,358,046	19,868,899
End of year	$35,513,842	$31,315,884	$18,130,783	$21,358,046
End of year undistributed net investment income (loss)	$57,893	$2,590	$1,100	—

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund		Managers Fixed Income Fund
2009	2008	2009	2008

$3,022,671	$2,899,783	$6,415,578	$6,213,046
(3,933,716)	(1,475,419)	(347,617)	552,575
14,623,076	(12,135,159)	20,379,847	(20,610,809)
13,712,031	(10,710,795)	26,447,808	(13,845,188)

(2,177,410)	(1,870,572)	(1,993,554)	(1,887,389)
(157,986)	(361,874)	(233,528)	(384,003)
(353,778)	(419,878)	(2,238,016)	(1,992,311)
(322,893)	(256,424)	(1,699,098)	(1,843,604)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	(67,729)	—
—	—	(6,757)	—
—	—	(96,278)	—
—	—	(57,608)	—
(3,012,067)	(2,908,748)	(6,392,568)	(6,107,307)

22,442,475	23,364,772	47,864,130	69,659,067
2,190,315	2,090,161	4,423,829	3,710,771
(23,516,157)	(26,043,337)	(44,997,081)	(42,420,841)
1,116,633	(588,404)	7,290,878	30,948,997
11,816,597	(14,207,947)	27,346,118	10,996,502

26,088,211	40,296,158	109,714,047	98,717,545
$37,904,808	$26,088,211	$137,060,165	$109,714,047
$14,874	—	—	$(113,024)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$6,458,920	$9,732,459	$6,484,248	$8,113,649
Net realized gain (loss) on investments, options and futures	1,386,051	(5,391,403)	4,377,340	974,502
Net unrealized appreciation (depreciation) of investments, options and futures	8,560,257	(8,237,454)	8,789,067	(7,870,193)
Net increase (decrease) in net assets resulting from operations	16,405,228	(3,896,398)	19,650,655	1,217,958
Distributions to Shareholders:
From net investment income	(6,294,858)	(9,735,159)	(6,508,347)	(8,103,541)
From net realized gain on investments	—	—	(1,431,402)	(2,192,978)
Total distributions to shareholders	(6,294,858)	(9,735,159)	(7,939,749)	(10,296,519)
From Capital Share Transactions:
Proceeds from sale of shares	219,292,105	211,840,428	90,588,567	69,809,959
Reinvestment of dividends and distributions	6,090,797	9,362,027	7,193,562	9,362,400
Cost of shares repurchased	(203,712,138)	(199,139,461)	(124,447,216)	(93,353,146)
Net increase (decrease) from capital share transactions	21,670,764	22,062,994	(26,665,087)	(14,180,787)
Total increase (decrease) in net assets	31,781,134	8,431,437	(14,954,181)	(23,259,348)
Net Assets:
Beginning of year	243,548,480	235,117,043	170,180,573	193,439,921
End of year	$275,329,614	$243,548,480	$155,226,392	$170,180,573
End of year undistributed net investment income	$170,161	$2,715	$6,062	$30,161

Share Transactions:
Sale of shares	23,244,837	22,203,945	8,559,142	6,633,814
Reinvestment of dividends and distributions	647,394	985,459	674,455	903,908
Shares repurchased	(21,579,682)	(20,999,033)	(11,724,027)	(8,928,366)
Net increase (decrease) in shares	2,312,549	2,190,371	(2,490,430)	(1,390,644)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Mid-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$7.82	$13.67	$14.60	$13.48	$12.10
Income from Investment Operations:
Net investment income (loss)	0.09	0.06	(0.02)[2]	0.05	(0.01)[2]
Net realized and unrealized gain (loss) on investments	2.98	(5.84)	0.17 [2]	1.11	1.39 [2]
Total from investment operations	3.07	(5.78)	0.15	1.16	1.38
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.06)	—	(0.04)	—
Net realized gain on investments	—	(0.01)	(1.08)	—	—
Total distributions to shareholders	(0.09)	(0.07)	(1.08)	(0.04)	—
Net Asset Value, End of Year	$10.80	$7.82	$13.67	$14.60	$13.48
Total Return [1]	39.20%	(42.28)%	0.84%	8.69%	11.32%
Ratio of net expenses to average net assets	1.19%	1.18%	1.21%	1.23%	1.33%
Ratio of net investment income (loss) to average net assets [1]	1.15%	0.57%	(0.10)%	0.34%	(0.13)%
Portfolio turnover	115%	107%	125%	85%	84%
Net assets at end of year (000’s omitted)	$6,149	$3,863	$6,464	$9,178	$8,712

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.53%	1.44%	1.37%	1.36%	1.45%
Ratio of net investment income (loss) to average net assets	0.81%	0.31%	(0.25)%	0.22%	(0.24)%

	Class B
Managers AMG Chicago Equity Partners Mid-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$7.33	$12.80	$13.79	$12.82	$11.59
Income from Investment Operations:
Net investment loss	(0.12)	(0.06)	(0.13)[2]	(0.08)	(0.06)[2]
Net realized and unrealized gain (loss) on investments	2.92	(5.40)	0.15 [2]	1.09	1.29 [2]
Total from investment operations	2.80	(5.46)	0.02	1.01	1.23
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.04)	—
Net realized gain on investments	—	(0.01)	(1.01)	—	—
Total distributions to shareholders	—	(0.01)	(1.01)	(0.04)	—
Net Asset Value, End of Year	$10.13	$7.33	$12.80	$13.79	$12.82
Total Return [1]	38.20%[4]	(42.67)%	(0.03)%	7.88%	10.61%
Ratio of net expenses to average net assets	1.94%	1.94%	1.96%	1.98%	1.99%
Ratio of net investment income (loss) to average net assets [1]	0.33%	(0.30)%	(0.86)%	(0.41)%	(0.79)%
Portfolio turnover	115%	107%	125%	85%	84%
Net assets at end of year (000’s omitted)	$621	$1,742	$6,909	$11,197	$15,512

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.27%	2.20%	2.12%	2.11%	2.11%
Ratio of net investment income (loss) to average net assets	0.00%	(0.56)%	(1.02)%	(0.59)%	(0.91)%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class C
Managers AMG Chicago Equity Partners Mid-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$7.32	$12.79	$13.80	$12.83	$11.60
Income from Investment Operations:
Net investment income (loss)	0.02	(0.03)	(0.12)[2]	(0.06)	(0.06)[2]
Net realized and unrealized gain (loss) on investments	2.77	(5.43)	0.12 [2]	1.07	1.29 [2]
Total from investment operations	2.79	(5.46)	—	1.01	1.23
Less Distributions to Shareholders from:
Net investment income	(0.00)#	—	—	(0.04)	—
Net realized gain on investments	—	(0.01)	(1.01)	—	—
Total distributions to shareholders	(0.00)#	(0.01)	(1.01)	(0.04)	—
Net Asset Value, End of Year	$10.11	$7.32	$12.79	$13.80	$12.83
Total Return [1]	38.18%	(42.71)%	(0.19)%	7.87%	10.60%
Ratio of net expenses to average net assets	1.94%	1.94%	1.96%	1.98%	1.99%
Ratio of net investment income (loss) to average net assets [1]	0.38%	(0.23)%	(0.85)%	(0.41)%	(0.79)%
Portfolio turnover	115%	107%	125%	85%	84%
Net assets at end of year (000’s omitted)	$3,669	$3,558	$8,651	$11,748	$13,845

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.28%	2.19%	2.12%	2.11%	2.11%
Ratio of net investment income (loss) to average net assets	0.04%	(0.49)%	(1.02)%	(0.56)%	(0.91)%

	Institutional Class
Managers AMG Chicago Equity Partners Mid-Cap Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.24	$14.42	$15.41	$14.19	$12.70
Income from Investment Operations:
Net investment income	0.14	0.10	0.03 [2]	0.09	0.10 [2]
Net realized and unrealized gain (loss) on investments	3.12	(6.18)	0.11 [2]	1.17	1.39 [2]
Total from investment operations	3.26	(6.08)	0.14	1.26	1.49
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.09)	—	(0.04)	—
Net realized gain on investments	—	(0.01)	(1.13)	—	—
Total distributions to shareholders	(0.11)	(0.10)	(1.13)	(0.04)	—
Net Asset Value, End of Year	$11.39	$8.24	$14.42	$15.41	$14.19
Total Return [1]	39.59%	(42.13)%	0.78%	8.96%	11.74%
Ratio of net expenses to average net assets	0.94%	0.94%	0.96%	0.98%	0.99%
Ratio of net investment income to average net assets [1]	1.39%	0.77%	0.16%	0.59%	0.21%
Portfolio turnover	115%	107%	125%	85%	84%
Net assets at end of year (000’s omitted)	$25,075	$22,152	$51,029	$56,008	$59,571

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.28%	1.19%	1.12%	1.11%	1.11%
Ratio of net investment income to average net assets	1.05%	0.51%	0.01%	0.47%	0.09%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Balanced Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.45	$13.18	$12.86	$11.55	$11.24
Income from Investment Operations:
Net investment income	0.22	0.29	0.25	0.25	0.17
Net realized and unrealized gain (loss) on investments	1.87	(2.74)	0.34	1.32	0.30
Total from investment operations	2.09	(2.45)	0.59	1.57	0.47
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.27)	(0.27)	(0.26)	(0.16)
Return of capital	—	(0.01)	—	—	—
Total distributions to shareholders	(0.21)	(0.28)	(0.27)	(0.26)	(0.16)
Net Asset Value, End of Year	$12.33	$10.45	$13.18	$12.86	$11.55
Total Return [1]	20.06%	(18.68)%	4.63%	13.73%	4.24%
Ratio of net expenses to average net assets	1.23%	1.17%	1.23%	1.23%	1.31%
Ratio of net investment income to average net assets [1]	1.77%	2.53%	1.93%	2.05%	1.45%
Portfolio turnover	114%	99%	206%	66%	53%
Net assets at end of year (000’s omitted)	$6,933	$9,932	$2,076	$1,933	$1,677

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.76%	1.68%	1.78%	1.81%	1.85%
Ratio of net investment income to average net assets	1.24%	2.03%	1.38%	1.49%	0.89%

	Class B
Managers AMG Chicago Equity Partners Balanced Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.29	$12.96	$12.64	$11.36	$11.06
Income from Investment Operations:
Net investment income	0.16	0.16	0.16	0.18	0.09
Net realized and unrealized gain (loss) on investments	1.83	(2.66)	0.33	1.29	0.30
Total from investment operations	1.99	(2.50)	0.49	1.47	0.39
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.16)	(0.17)	(0.19)	(0.09)
Return of capital	—	(0.01)	—	—	—
Total distributions to shareholders	(0.11)	(0.17)	(0.17)	(0.19)	(0.09)
Net Asset Value, End of Year	$12.17	$10.29	$12.96	$12.64	$11.36
Total Return [1]	19.42%	(19.38)%	3.86%	12.83%	3.53%
Ratio of net expenses to average net assets	1.98%	1.97%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets [1]	1.11%	1.53%	1.16%	1.30%	0.79%
Portfolio turnover	114%	99%	206%	66%	53%
Net assets at end of year (000’s omitted)	$978	$2,434	$6,026	$8,485	$9,692

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.51%	2.55%	2.53%	2.56%	2.52%
Ratio of net investment income to average net assets	0.58%	0.95%	0.61%	0.71%	0.25%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class C
Managers AMG Chicago Equity Partners Balanced Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.38	$13.08	$12.76	$11.46	$11.16
Income from Investment Operations:
Net investment income	0.12	0.18	0.16	0.16	0.09
Net realized and unrealized gain (loss) on investments	1.88	(2.70)	0.33	1.31	0.30
Total from investment operations	2.00	(2.52)	0.49	1.47	0.39
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.17)	(0.17)	(0.17)	(0.09)
Return of capital	—	(0.01)	—	—	—
Total distributions to shareholders	(0.13)	(0.18)	(0.17)	(0.17)	(0.09)
Net Asset Value, End of Year	$12.25	$10.38	$13.08	$12.76	$11.46
Total Return [1]	19.33%	(19.36)%	3.86%	12.88%	3.49%
Ratio of net expenses to average net assets	1.98%	1.96%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets [1]	1.04%	1.57%	1.17%	1.30%	0.79%
Portfolio turnover	114%	99%	206%	66%	53%
Net assets at end of year (000’s omitted)	$3,056	$2,926	$4,013	$4,479	$5,081

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.51%	2.52%	2.53%	2.56%	2.52%
Ratio of net investment income to average net assets	0.51%	1.01%	0.62%	0.71%	0.24%

	Institutional Class
Managers AMG Chicago Equity Partners Balanced Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.54	$13.28	$12.96	$11.64	$11.33
Income from Investment Operations:
Net investment income	0.23	0.31	0.29	0.29	0.18
Net realized and unrealized gain (loss) on investments	1.90	(2.74)	0.34	1.32	0.31
Total from investment operations	2.13	(2.43)	0.63	1.61	0.49
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.30)	(0.31)	(0.29)	(0.18)
Return of capital	—	(0.01)	—	—	—
Total distributions to shareholders	(0.24)	(0.31)	(0.31)	(0.29)	(0.18)
Net Asset Value, End of Year	$12.43	$10.54	$13.28	$12.96	$11.64
Total Return [1]	20.44%	(18.51)%	4.87%	13.98%	4.57%
Ratio of net expenses to average net assets	0.98%	0.96%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets [1]	2.03%	2.58%	2.18%	2.30%	1.80%
Portfolio turnover	114%	99%	206%	66%	53%
Net assets at end of year (000’s omitted)	$7,164	$6,065	$7,754	$7,676	$7,501

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.51%	1.52%	1.53%	1.56%	1.52%
Ratio of net investment income to average net assets	1.50%	2.02%	1.63%	1.73%	1.26%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers High Yield Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$5.25	$8.23	$8.63	$8.30	$8.67
Income from Investment Operations:
Net investment income	0.60	0.64	0.59	0.55	0.57
Net realized and unrealized gain (loss) on investments	2.10	(2.99)	(0.40)	0.33	(0.37)
Total from investment operations	2.70	(2.35)	0.19	0.88	0.20
Less Distributions to Shareholders from:
Net investment income	(0.60)	(0.63)	(0.59)	(0.55)	(0.57)
Net Asset Value, End of Year	$7.35	$5.25	$8.23	$8.63	$8.30
Total Return [1]	53.97%[4]	(30.02)%[4]	2.25%	11.07%	2.37%
Ratio of net expenses to average net assets	1.15%	1.15%[7]	1.15%	1.15%	1.22%
Ratio of net investment income to average net assets [1]	9.33%	8.57%[7]	6.92%	6.65%	6.64%
Portfolio turnover	56%	41%	51%	65%	63%
Net assets at end of year (000’s omitted)	$28,450	$17,105	$24,151	$26,953	$20,478

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.68%	1.70%	1.55%	1.54%	1.59%
Ratio of net investment income to average net assets	8.80%	8.01%	6.52%	6.26%	6.28%

	Class B
Managers High Yield Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$5.18	$8.13	$8.54	$8.22	$8.60
Income from Investment Operations:
Net investment income	0.58	0.56	0.54	0.50	0.51
Net realized and unrealized gain (loss) on investments	2.02	(2.94)	(0.43)	0.31	(0.38)
Total from investment operations	2.60	(2.38)	0.11	0.81	0.13
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.57)	(0.52)	(0.49)	(0.51)
Net Asset Value, End of Year	$7.24	$5.18	$8.13	$8.54	$8.22
Total Return [1]	52.52%[4]	(30.62)%[4]	1.30%	10.21%	1.59%
Ratio of net expenses to average net assets	1.90%	1.90%[7]	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets [1]	8.90%	7.80%[7]	6.14%	5.88%	5.96%
Portfolio turnover	56%	41%	51%	65%	63%
Net assets at end of year (000’s omitted)	$1,309	$2,577	$6,536	$12,318	$17,782

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.42%	2.45%	2.30%	2.28%	2.27%
Ratio of net investment income to average net assets	8.38%	7.25%	5.74%	5.50%	5.59%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class C
Managers High Yield Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$5.18	$8.12	$8.53	$8.21	$8.59
Income from Investment Operations:
Net investment income	0.54	0.57	0.53	0.49	0.51
Net realized and unrealized gain (loss) on investments	2.06	(2.94)	(0.41)	0.32	(0.38)
Total from investment operations	2.60	(2.37)	0.12	0.81	0.13
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.57)	(0.53)	(0.49)	(0.51)
Net Asset Value, End of Year	$7.24	$5.18	$8.12	$8.53	$8.21
Total Return [1]	52.57%[4]	(30.54)%[4]	1.32%	10.24%	1.60%
Ratio of net expenses to average net assets	1.90%	1.90%[7]	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets [1]	8.68%	7.91%[7]	6.18%	5.89%	5.97%
Portfolio turnover	56%	41%	51%	65%	63%
Net assets at end of year (000’s omitted)	$4,488	$3,516	$6,186	$7,653	$7,934

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	2.43%	2.46%	2.30%	2.29%	2.27%
Ratio of net investment income to average net assets	8.15%	7.36%	5.78%	5.50%	5.60%

	Institutional Class
Managers High Yield Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$5.29	$8.29	$8.70	$8.36	$8.74
Income from Investment Operations:
Net investment income	0.64	0.64	0.64	0.58	0.60
Net realized and unrealized gain (loss) on investments	2.11	(2.98)	(0.43)	0.34	(0.38)
Total from investment operations	2.75	(2.34)	0.21	0.92	0.22
Less Distributions to Shareholders from:
Net investment income	(0.62)	(0.66)	(0.62)	(0.58)	(0.60)
Net Asset Value, End of Year	$7.42	$5.29	$8.29	$8.70	$8.36
Total Return [1]	54.64%[4]	(29.80)%[4]	2.40%	11.38%	2.60%
Ratio of net expenses to average net assets	0.90%	0.90%[7]	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets [1]	9.68%	8.90%[7]	7.16%	6.91%	6.96%
Portfolio turnover	56%	41%	51%	65%	63%
Net assets at end of year (000’s omitted)	$3,658	$2,890	$3,423	$7,053	$3,440

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.42%	1.46%	1.30%	1.29%	1.27%
Ratio of net investment income to average net assets	9.16%	8.34%	6.77%	6.51%	6.59%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers Fixed Income Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.93	$10.54	$10.55	$10.36	$10.62
Income from Investment Operations:
Net investment income	0.52	0.55	0.56	0.52	0.53
Net realized and unrealized gain (loss) on investments	1.49	(1.62)	0.01	0.19	(0.25)
Total from investment operations	2.01	(1.07)	0.57	0.71	0.28
Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.54)	(0.58)	(0.52)	(0.54)
Return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.51)	(0.54)	(0.58)	(0.52)	(0.54)
Net Asset Value, End of Year	$10.43	$8.93	$10.54	$10.55	$10.36
Total Return [1]	23.14%	(10.45)%	5.53%	7.10%	2.68%
Ratio of net expenses to average net assets	0.84%	0.84%	0.82%	0.74%	0.81%
Ratio of net investment income to average net assets [1]	5.30%	5.72%	5.12%	4.98%	4.65%
Portfolio turnover	42%	16%	17%	55%	24%
Net assets at end of year (000’s omitted)	$40,625	$33,417	$24,122	$11,776	$7,591

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.08%	1.08%	1.12%	1.15%	1.27%
Ratio of net investment income to average net assets	5.06%	5.48%	4.84%	4.60%	4.19%

	Class B
Managers Fixed Income Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.86	$10.47	$10.48	$10.30	$10.56
Income from Investment Operations:
Net investment income	0.49	0.48	0.51	0.43	0.46
Net realized and unrealized gain (loss) on investments	1.43	(1.62)	(0.03)	0.19	(0.25)
Total from investment operations	1.92	(1.14)	0.48	0.62	0.21
Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.47)	(0.49)	(0.44)	(0.47)
Return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.43)	(0.47)	(0.49)	(0.44)	(0.47)
Net Asset Value, End of Year	$10.35	$8.86	$10.47	$10.48	$10.30
Total Return [1]	22.22%	(11.13)%	4.74%	6.25%	2.01%
Ratio of net expenses to average net assets	1.59%	1.59%	1.55%	1.49%	1.49%
Ratio of net investment income to average net assets [1]	4.67%	4.90%	4.37%	4.23%	3.96%
Portfolio turnover	42%	16%	17%	55%	24%
Net assets at end of year (000’s omitted)	$4,055	$6,349	$9,029	$13,089	$16,837

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.83%	1.82%	1.85%	1.90%	1.95%
Ratio of net investment income to average net assets	4.43%	4.66%	4.05%	3.80%	3.50%

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class C
Managers Fixed Income Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.92	$10.54	$10.55	$10.36	$10.63
Income from Investment Operations:
Net investment income	0.44	0.48	0.48	0.43	0.46
Net realized and unrealized gain (loss) on investments	1.49	(1.62)	0.01	0.20	(0.26)
Total from investment operations	1.93	(1.14)	0.49	0.63	0.20
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.48)	(0.50)	(0.44)	(0.47)
Return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.44)	(0.48)	(0.50)	(0.44)	(0.47)
Net Asset Value, End of Year	$10.41	$8.92	$10.54	$10.55	$10.36
Total Return [1]	22.13%	(11.11)%	4.75%	6.31%	1.90%
Ratio of net expenses to average net assets	1.59%	1.59%	1.56%	1.49%	1.49%
Ratio of net investment income to average net assets [1]	4.53%	4.96%	4.38%	4.23%	3.96%
Portfolio turnover	42%	16%	17%	55%	24%
Net assets at end of year (000’s omitted)	$57,658	$41,387	$32,154	$15,454	$11,480

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.83%	1.83%	1.86%	1.90%	1.95%
Ratio of net investment income to average net assets	4.29%	4.73%	4.08%	3.82%	3.50%

	Institutional Class
Managers Fixed Income Fund	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.96	$10.59	$10.59	$10.40	$10.66
Income from Investment Operations:
Net investment income	0.55	0.58	0.59	0.54	0.56
Net realized and unrealized gain (loss) on investments	1.48	(1.63)	0.01	0.19	(0.25)
Total from investment operations	2.03	(1.05)	0.60	0.73	0.31
Less Distributions to Shareholders from:
Net investment income	(0.51)	(0.58)	(0.60)	(0.54)	(0.57)
Return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.53)	(0.58)	(0.60)	(0.54)	(0.57)
Net Asset Value, End of Year	$10.46	$8.96	$10.59	$10.59	$10.40
Total Return [1]	23.39%	(10.23)%	5.84%	7.34%	2.91%
Ratio of net expenses to average net assets	0.59%	0.59%	0.56%	0.49%	0.49%
Ratio of net investment income to average net assets [1]	5.55%	5.93%	5.37%	5.23%	4.96%
Portfolio turnover	42%	16%	17%	55%	24%
Net assets at end of year (000’s omitted)	$34,723	$28,561	$33,412	$25,861	$25,641

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	0.83%	0.83%	0.86%	0.90%	0.95%
Ratio of net investment income to average net assets	5.31%	5.69%	5.07%	4.82%	4.50%

Financial Highlights

For a share outstanding throughout each period

				For the fiscal year ended March 31,
Short Duration Government Fund	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	2007	2006	2005
Net Asset Value, Beginning of Period	$9.20	$9.68	$9.68	$9.61	$9.66	$9.69
Income from Investment Operations:
Net investment income	0.24	0.34	0.31	0.42	0.34	0.27
Net realized and unrealized gain (loss) on investments	0.35	(0.45)	0.01	0.06	(0.05)	(0.02)
Total from investment operations	0.59	(0.11)	0.32	0.48	0.29	0.25
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.37)	(0.32)	(0.41)	(0.34)	(0.28)
Net Asset Value, End of Period	$9.56	$9.20	$9.68	$9.68	$9.61	$9.66
Total Return [1]	6.43%[4]	(1.19)%	3.41%[8]	5.05%	3.00%	2.62%
Ratio of net expenses to average net assets [5]	0.84%	0.83%	0.84%[9]	0.83%	0.83%	0.78%
Ratio of net investment income to average net assets [1,5]	2.43%	3.88%	4.49%[9]	4.15%	3.41%	2.90%
Portfolio turnover	152%	282%	199%[8]	230%	315%	341%
Net assets at end of period (000’s omitted)	$275,330	$243,548	$235,117	$179,984	$206,523	$237,900

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	0.84%	0.84%	1.22%[9]	1.36%	1.08%	1.00%
Ratio of net investment income to average net assets	2.43%	3.87%	4.11%[9]	3.62%	3.16%	2.68%

Financial Highlights

For a share outstanding throughout each period

				For the fiscal year ended March 31,
Intermediate Duration Government Fund	For the year ended December 31, 2009	For the year ended December 31, 2008	For the period from April 1, 2007 to December 31, 2007	2007	2006	2005
Net Asset Value, Beginning of Period	$10.17	$10.67	$10.54	$10.37	$10.53	$10.74
Income from Investment Operations:
Net investment income	0.41	0.45	0.37	0.47	0.37	0.26
Net realized and unrealized gain (loss) on investments	0.83	(0.37)	0.13	0.17	(0.16)	(0.06)
Total from investment operations	1.24	0.08	0.50	0.64	0.21	0.20
Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.45)	(0.37)	(0.47)	(0.37)	(0.26)
Net realized gain on investments	(0.10)	(0.13)	—	—	—	(0.15)
Total distributions to shareholders	(0.51)	(0.58)	(0.37)	(0.47)	(0.37)	(0.41)
Net Asset Value, End of Period	$10.90	$10.17	$10.67	$10.54	$10.37	$10.53
Total Return [1]	12.40%	0.85%	4.85%[8]	6.30%	2.02%	1.78%
Ratio of net expenses to average net assets [6]	0.89%	0.89%	0.83%[9]	0.87%	0.88%	0.88%
Ratio of net investment income to average net assets [1,6]	3.84%	4.32%	4.62%[9]	4.46%	3.53%	2.45%
Portfolio turnover	370%	429%	240.00%[8]	445%	672%	851%
Net assets at end of period (000’s omitted)	$155,226	$170,181	$193,440	$182,771	$194,545	$186,026

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	0.98%	0.95%	0.84%[9]	0.89%	0.88%	0.89%
Ratio of net investment income to average net assets	3.75%	4.26%	4.61%[9]	4.44%	3.53%	2.44%

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

#	Rounds to less than 0.01
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The total return is based on the Financial Statements Net Asset Values as shown.
[5]

Excludes interest expense for the years ended December 31, 2009, and 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, and 2005 of 0.00%, 0.00%, 0.38%, 0.53%, 0. 23%, and 0.16%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[6]

Excludes interest expense for the years ended December 31, 2009 and 2008, the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, and 2005 of 0.00%, 0.00%, 0.01%, 0.04%, 0.00%, and 0.01%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[7]	Excludes interest expense for the year ended December 31, 2008, of 0.06%.
[8]	Not annualized.
[9]	Annualized.

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are: Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”), Managers Fixed Income Fund (“Fixed Income”), Managers Short Duration Government Fund (“Short Duration”), and Managers Intermediate Duration Government Fund (“Intermediate Duration”), collectively the “Funds.”

Mid-Cap, Balanced, High Yield, and Fixed Income each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A, Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a

Notes to Financial Statements (continued)

framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Mid-Cap
Investments in Securities
Common Stocks
Consumer Discretionary	$5,186,434	—	—	$5,186,434
Consumer Staples	1,158,899	—	—	1,158,899
Energy	2,594,476	—	—	2,594,476
Financials	6,493,959	—	—	6,493,959
Health Care	3,839,354	—	—	3,839,354
Industrials	4,869,595	—	—	4,869,595
Information Technology	6,220,000	—	—	6,220,000
Materials	2,025,937	—	—	2,025,937
Telecommunication Services	70,518	—	—	70,518
Utilities	2,316,388	—	—	2,316,388
Short-Term Investments	2,779,556	$31,146	—	2,810,702

Total Investments in Securities	$37,555,116	$31,146	—	$37,586,262

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Balanced
Investments in Securities
Common Stocks
Consumer Discretionary	$1,114,156	—	—	$1,114,156
Consumer Staples	1,250,873	—	—	1,250,873
Energy	1,173,452	—	—	1,173,452
Financials	1,536,189	—	—	1,536,189
Health Care	1,359,785	—	—	1,359,785
Industrials	1,060,639	—	—	1,060,639
Information Technology	2,237,782	—	—	2,237,782
Materials	472,378	—	—	472,378
Telecommunication Services	262,041	—	—	262,041
Utilities	434,339	—	—	434,339
Asset-Backed Securities	—	$183,841	—	183,841
Mortgage-Backed Securities	—	598,473	—	598,473
U.S. Government and Agency Obligations
Federal Home Loan Mortgage Corporation	—	170,344	—	170,344
Federal National Mortgage Association	—	2,747,740	—	2,747,740
United States Treasury Securities	—	176,487	—	176,487
Corporate Bonds
Financials	—	706,535	—	706,535
Industrials	—	1,992,447	—	1,992,447
Utilities	—	343,930	—	343,930
Short-Term Investments	288,974	5,536	—	294,510

Total Investments in Securities	$11,190,608	$6,925,333	—	$18,115,941

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
High Yield
Investments in Securities
Corporate Bonds
Financials	—	$4,627,238	—	$4,627,238
Industrials	—	30,784,588	—	30,784,588
Utilities	—	1,412,188	—	1,412,188
Common Stocks
Consumer Staples	$75,195	—	—	75,195
Financials	64,580	—	—	64,580
Information Technology	95,030	—	—	95,030
Industrials	10,121	—	—	10,121
Materials	142,289	—	—	142,289
Warrants	5,777	—	—	5,777
Short-Term Investments	2,085,171	17,111	—	2,102,282

Total Investments in Securities	$2,478,163	$36,841,125	—	$39,319,288

	Level 1	Level 2	Level 3	Total
Fixed Income
Investments in Securities
Corporate Bonds
Financials	—	$20,368,393	—	$20,368,393
Industrials	—	58,321,655	—	58,321,655
Utilities	—	11,111,829	—	11,111,829
U.S. Government and Agency Obligations
Federal Home Loan Mortgage Corporation	—	2,614,128	—	2,614,128
Federal National Mortgage Association	—	3,793,565	—	3,793,565
United States Treasury Securities	—	14,014,234	—	14,014,234
Foreign Government Obligations	—	12,576,686	—	12,576,686
Municipal Bonds	—	1,931,352	—	1,931,352
Asset-Backed Securities	—	4,465,171	—	4,465,171
Mortgage-Backed Securities	—	1,230,917	—	1,230,917
Preferred Stocks	$601,123	—	—	601,123
Short-Term Investments	4,547,681	48,277	—	4,595,958

Total Investments in Securities	$5,148,804	$130,476,207	—	$135,625,011

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Short Duration
Investments in Securities
U.S. Government and Agency Obligations	—	$241,627,303	—	$241,627,303
Mortgage-Backed Securities and Interest Only Strips	—	16,759,770	—	16,759,770
Asset-Backed Securities	—	1,714,144	—	1,714,144
Short-Term Investments	$14,719,161	752,965	—	15,472,126

Total Investments in Securities	14,719,161	260,854,182	—	275,573,343
Other Financial Instruments*	(875,030)	—	—	(875,030)

Totals	$13,844,131	$260,854,182	—	$274,698,313

	Level 1	Level 2	Level 3	Total
Intermediate Duration
Investments in Securities
U.S. Government and Agency Obligations	—	$180,703,675	—	$180,703,675
Mortgage-Backed Securities	—	22,307,174	—	22,307,174
Short-Term Investments	$16,705,371	280,641	—	16,986,012

Total Investments in Securities	16,705,371	203,291,490	—	219,996,861
Other Financial Instruments*	75,624	—	—	75,624

Totals	$16,780,995	$203,291,490	—	$220,072,485

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The fair values of derivative instruments as of December 31, 2009 for Short Duration and Intermediate Duration were as follows:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Short Duration	Interest rate contracts	Receivable for variation margin on futures	$41,509	Payable for variation margin on futures	$43,652

Intermediate Duration	Interest rate contracts	Receivable for variation margin on futures	$43,370	Payable for variation margin on futures	$16,669

Notes to Financial Statements (continued)

For the year ended December 31, 2009, the effect of derivative instruments on the Statement of Operations for Short Duration and Intermediate Duration and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures
Short Duration	Interest rate contracts	$911,350

Intermediate Duration	Interest rate contracts	$495,913

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures
Short Duration	Interest rate contracts	$299,340

Intermediate Duration	Interest rate contracts	$(380,909)

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2009, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Mid-Cap—$16,732 or 0.05%, and Balanced—$4,312 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon, the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2009, the custodian expense was not reduced for any of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, overdraft fees and the impact on the expense ratios, if any, for Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration equaled $377, $15, $1,186, $0, $0, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced as follows: Mid-Cap—$128, Balanced—$86, High Yield—$127, Fixed Income—$512, Short Duration—$1,086, and Intermediate Duration—$697.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund – Capital. For the year ended December 31, 2009, the management fee was reduced as follows: Mid-Cap—$0, Balanced—$0, High Yield—$0, Fixed Income—$1,501, Short Duration—$5,192, and Intermediate Duration—$2,483.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes, except in such cases where interest expense is disclosed separately.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Mid-Cap Fund, monthly for the Fixed Income, High Yield, Short Duration and Intermediate Duration and quarterly for the Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization

Notes to Financial Statements (continued)

accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	Mid Cap		Balanced		High Yield		Fixed Income
	2009	2008	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$299,968	$277,852	$358,896	$396,655	$3,012,067	$2,908,748	$6,164,196	$6,107,307
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	29,970	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	228,372	—

Totals	$299,968	$307,822	$358,896	$396,655	$3,012,067	$2,908,748	$6,392,568	$6,107,307

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	51.62%	75.22%	48.06%	—	—	—	—
Ordinary income—dividends received deduction	100.00%	100.00%	83.23%	54.23%	—	—	—	—

	Short Duration		Intermediate Duration
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$6,294,858	$9,735,159	$6,508,347	$8,106,785
Short-term capital gains	—	—	1,431,402	1,562,810
Long-term capital gains	—	—	—	626,924

Totals	$6,294,858	$9,735,159	$7,939,749	$10,296,519

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	—
Ordinary income—dividends received deduction	—	—	—	—

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Balanced	High Yield	Fixed Income	Short Duration	Intermediate Duration
Capital loss carryforward	$16,798,422	$2,616,100	$5,403,181	$616,984	$5,968,396	—
Undistributed ordinary income	57,893	611	14,874	—	170,161	$6,062
Undistributed short-term capital gains	—	—	—	—	—	1,039,157
Undistributed long-term capital gains	—	—	—	—	—	—

Notes to Financial Statements (continued)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2009 and 2008, the capital stock transactions by class for Mid-Cap, Balanced, High Yield, and Fixed Income were:

	Mid-Cap				Balanced
	2009		2008		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	175,871	$1,573,981	193,100	$2,186,766	259,779	$2,845,086	887,710	$9,935,110
Reinvestment of distributions	2,252	24,752	2,277	17,119	4,278	49,025	3,175	36,148
Cost of shares repurchased	(102,802)	(889,571)	(174,458)	(1,997,426)	(651,802)	(7,638,243)	(98,450)	(1,068,697)

Net Increase (Decrease)—Class A	75,321	$709,162	20,919	$206,459	(387,745)	$(4,744,132)	792,435	$8,902,561

Class B:
Proceeds from sales	168	$1,155	5,625	$56,961	23,140	$259,990	19,896	$233,307
Reinvestment of distributions	—	—	122	860	614	6,744	1,609	18,325
Cost of shares repurchased	(176,441)	(1,444,034)	(307,761)	(3,310,412)	(179,904)	(1,952,017)	(249,963)	(2,999,626)

Net Decrease—Class B	(176,273)	$(1,442,879)	(302,014)	$(3,252,591)	(156,150)	$(1,685,283)	(228,458)	$(2,747,994)

Class C:
Proceeds from sales	13,179	$106,965	12,546	$135,835	20,193	$221,969	34,838	$413,646
Reinvestment of distributions	53	542	129	910	716	8,106	1,068	12,081
Cost of shares repurchased	(136,234)	(1,128,150)	(203,110)	(2,045,048)	(53,253)	(571,245)	(60,886)	(715,503)

Net Decrease—Class C	(123,002)	$(1,020,643)	(190,435)	$(1,908,303)	(32,344)	$(341,170)	(24,980)	$(289,776)

Institutional Class:
Proceeds from sales	152,518	$1,366,553	199,679	$2,470,466	97,908	$1,079,719	63,486	$762,899
Reinvestment of distributions	21,216	245,685	29,469	233,696	11,948	137,040	14,878	174,157
Cost of shares repurchased	(659,517)	(5,960,998)	(1,080,728)	(13,566,574)	(109,145)	(1,185,024)	(86,606)	(1,056,742)

Net Increase (Decrease)—Institutional Class	(485,783)	$(4,348,760)	(851,580)	$(10,862,412)	711	$31,735	(8,242)	$(119,686)

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2009		2008		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	2,670,648	$15,897,970	2,801,422	$20,561,791	2,132,956	$20,258,557	3,327,108	$32,869,031
Reinvestment of distributions	266,725	1,670,573	230,576	1,572,459	141,825	1,362,744	111,756	1,075,961
Cost of shares repurchased	(2,325,239)	(13,838,087)	(2,706,598)	(20,623,729)	(2,119,817)	(20,513,025)	(1,986,511)	(18,515,373)

Net Increase—Class A	612,134	$3,730,456	325,400	$1,510,521	154,964	$1,108,276	1,452,353	$15,429,619

Class B:
Proceeds from sales	15,442	$93,910	14,993	$109,348	78,959	$754,143	177,579	$1,818,362
Reinvestment of distributions	12,989	77,355	21,065	141,495	11,848	112,028	15,233	147,128
Cost of shares repurchased	(344,519)	(2,060,740)	(342,829)	(2,470,946)	(415,290)	(4,008,505)	(338,815)	(3,309,389)

Net Decrease—Class B	(316,088)	$(1,889,475)	(306,771)	$(2,220,103)	(324,483)	$(3,142,334)	(146,003)	$(1,343,899)

Class C:
Proceeds from sales	93,651	$514,827	77,051	$547,383	1,890,577	$17,735,537	2,518,847	$25,245,989
Reinvestment of distributions	27,854	172,760	24,296	161,751	136,213	1,311,233	86,932	836,530
Cost of shares repurchased	(180,948)	(1,112,602)	(183,999)	(1,222,428)	(1,127,609)	(10,841,496)	(1,015,969)	(9,644,130)

Net Increase (Decrease)—Class C	(59,443)	$(425,015)	(82,652)	$(513,294)	899,181	$8,205,274	1,589,810	$16,438,389

Institutional Class:
Proceeds from sales	1,070,145	$5,935,768	326,591	$2,146,250	945,116	$9,115,892	983,478	$9,725,685
Reinvestment of distributions	42,482	269,627	31,126	214,456	169,866	1,637,824	169,130	1,651,152
Cost of shares repurchased	(1,165,972)	(6,504,728)	(224,492)	(1,726,234)	(982,160)	(9,634,055)	(1,120,916)	(10,951,949)

Net Increase (Decrease)—Institutional Class	(53,345)	$(299,333)	133,225	$634,472	132,822	$1,119,661	31,692	$424,888

Notes to Financial Statements (continued)

At December 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Mid-Cap – one owns 67.1%; Balanced – 3 collectively own 69.3%; High Yield – one owns 29.1%; Fixed Income – 2 collectively own 25.3%; Short Duration – two collectively own 64.6%; Intermediate Duration – three collectively own 72.3%. Transactions by these shareholders may have a material impact on the Funds.

g. Capital Loss Carryovers

As of December 31, 2009, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Dec. 31,
Mid-Cap
	$2,458,446	2016
	14,339,976	2017

Total	$16,798,422

Balanced
	$1,575,061	2010
	72,549	2016
	968,490	2017

Total	$2,616,100

High Yield
	$744,082	2016
	4,659,099	2017

Total	$5,403,181

Fixed Income
	$616,984	2017

Short Duration
	$213,372	2012
	285,554	2014
	1,518,156	2016
	3,951,314	2017

Total	$5,968,396

For the year ended December 31, 2009, the Funds did not utilize any capital loss carryovers.

h. Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same or substantially the same assets later at a fixed price. An interest expense is charged to the Fund for the duration of the sale. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. For the year ended December 31, 2009, there were no reverse repurchase agreements, and therefore no interest expense.

i. Delayed Delivery Transactions and When-Issued Securities

The Short Duration and Intermediate Duration Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j. Dollar Roll and Reverse Dollar Roll Agreements

The Short Duration and Intermediate Duration Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Notes to Financial Statements (continued)

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds its cost.

k. Securities Transacted on a When Issued Basis

The Short Duration and Intermediate Duration Funds may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at December 31, 2009, were as follows:

Fund	Principal/Share Amount	Security	Current Liability
Short Duration
	$5,500,000	FNMA, 5.000%, 01/15/23	$5,747,500
	4,400,000	FNMA, 6.000%, 01/15/23	4,693,564

		Total	$10,441,064

Intermediate Duration
	$2,000,000	FNMA, 4.500%, 01/15/40	$1,996,250

		Total	$1,996,250

Notes to Financial Statements (continued)

l. Futures Contracts

The Short Duration and Intermediate Duration Funds may use interest rate futures contracts for risk management purposes in order to reduce the interest rate risk of fixed income securities. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures.

Short Duration had the following open futures contracts as of December 31, 2009:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	99	Long	March 2010	$(99,248)
5-Year U.S. Treasury Note	10	Long	March 2010	2,828
10-Year U.S. Treasury Note	17	Long	March 2010	(49,183)
U.S. Treasury Long Bond	12	Short	March 2010	36,720
5-Year Interest Rate Swap	47	Long	March 2010	(133,407)
10-Year Interest Rate Swap	38	Short	March 2010	202,671
3-Month Eurodollar	17	Long	December 2010 - September 2011	120,070
3-Month Eurodollar	194	Short	March 2010 - December 2013	(955,481)

			Total	$(875,030)

Intermediate Duration had the following open futures contracts as of December 31, 2009:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	7	Short	March 2010	$6,983
5-Year U.S. Treasury Note	1	Long	March 2010	283
10-Year U.S. Treasury Note	30	Short	March 2010	104,691
U.S. Treasury Long Bond	3	Long	March 2010	(21,593)
5-Year Interest Rate Swap	21	Short	March 2010	59,502
10-Year Interest Rate Swap	6	Long	March 2010	(32,031)
3-Month Eurodollar	5	Long	September 2010 - December 2010	44,736
3-Month Eurodollar	63	Short	June 2010 - December 2013	(86,947)

			Total	$75,624

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

Notes to Financial Statements (continued)

m. Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at December 31, 2009 was:

Fund	Assets Pledged
Short Duration	$749,941
Intermediate Duration	277,940

n. Option Contracts

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. For the year ended December 31, 2009, there were no options written or outstanding.

o. Stripped Securities

The Short Duration and Intermediate Duration Funds invest in stripped securities (“STRIPS”), primarily interest-only strips for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy of sell those securities at any particular time.

p. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

q. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to Subadvisory Agreements with the Investment Manager.

Notes to Financial Statements (continued)

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the ended December 31, 2009, were as follows:

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%
Short Duration	0.70%
Intermediate Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2010 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage costs, interest, taxes, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Fund’s average daily net assets.

Mid-Cap		Balanced
1.24%	Class A	1.25%	Class A
1.99%	Class B	2.00%	Class B
1.99%	Class C	2.00%	Class C
0.99%	Institutional Class	1.00%	Inst. Class

High Yield		Fixed Income
1.15%	Class A	0.84%	Class A
1.90%	Class B	1.59%	Class B
1.90%	Class C	1.59%	Class C
0.90%	Institutional Class	0.59%	Inst. Class

Intermediate Duration		Short Duration
0.89%		n/a

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets. For the year ended December 31, 2009, the Funds made no such repayments to the Investment Manager.

For the year ended December 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to the repayment by Mid-Cap, Balanced, High Yield, Fixed Income, and Intermediate Duration equaled $305,458, $316,064, $525,904, $810,721, and $252,944, respectively.

Mid-Cap, Balanced, High Yield, and Fixed Income have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. During the year ended December 31, 2009, each of these Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Notes to Financial Statements (continued)

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the following Funds either borrowed from or lent to other Funds in the Fund family: Balanced borrowed varying amounts up to $549,603 for 15 days paying interest of $133; Fixed Income lent varying amounts up to $116,472 for 7 days earning interest of $23. The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

Mid-Cap, Balanced, High Yield, and Fixed Income have adopted distribution and service plans with respect to Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to MDI up to 0.25%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the plans for Class A, Class B and Class C shares for the year ended December 31, 2009:

Amount
Mid-Cap	$57,891
Balanced	70,798
High Yield	117,452
Fixed Income	665,367

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2009, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$36,194,749	$42,930,847	n/a	n/a
Balanced	16,721,748	20,578,769	$6,714,384	$9,184,639
High Yield	20,741,254	17,018,296	n/a	n/a
Fixed Income	33,066,878	33,814,781	23,437,660	15,227,913
Short Duration	52,611,871	56,293,634	357,488,223	356,461,688
Intermediate Duration	16,508,911	16,373,466	809,499,639	854,808,829

Notes to Financial Statements (continued)

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Short Duration and Intermediate Duration Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

6. Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. Subsequent Events

The Funds have determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 25, 2010, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Mid-Cap, Balanced, High Yield, Fixed Income, Short Duration, and Intermediate Duration hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0, $0, $0, $0, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, Managers Fixed Income Fund, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (constituting Managers Trust II, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004- 2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY Rexiter Capital Management Limited Schroder Investment Management North America Inc.	CHICAGO EQUITY PARTNERS MID-CAP Chicago Equity Partners, LLC	CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC

ALTERNATIVE FUNDS
ESSEX GROWTH ESSEX LARGE CAP GROWTH ESSEX SMALL/MICRO CAP GROWTH Essex Investment Management Co., LLC	REAL ESTATE SECURITIES Urdang Securities Management, Inc. RENAISSANCE LARGE CAP GROWTH Renaissance Group LLC	FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS First Quadrant, L.P.

INCOME FUNDS
FQ TAX-MANAGED U.S. EQUITY FQ U.S. EQUITY First Quadrant, L.P.	SKYLINE SPECIAL EQUITIES PORTFOLIO Skyline Asset Management, L.P.	BOND (MANAGERS) FIXED INCOME GLOBAL BOND Loomis, Sayles & Co., L.P.
GW&K SMALL CAP EQUITY Gannett Welsh & Kotler, LLC	FRONTIER SMALL CAP GROWTH Frontier Capital Management Company, LLC

INSTITUTIONAL MICRO-CAP MICRO-CAP Lord, Abbett & Co. LLC WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.	SPECIAL EQUITY Ranger Investment Management, L.P. Lord, Abbett & Co. LLC Smith Asset Management Group, L.P. Federated MDTA LLC	BOND (MANAGERS PIMCO) Pacific Investment Management Co. LLC

INTERNATIONAL EQUITY AllianceBernstein L.P. Lazard Asset Management, LLC Martin Currie Inc.	SYSTEMATIC VALUE SYSTEMATIC MID CAP VALUE Systematic Financial Management, L.P.	CALIFORNIA INTERMEDIATE TAX-FREE Miller Tabak Asset Management LLC
	TIMESSQUARE MID CAP GROWTH TIMESSQUARE SMALL CAP GROWTH TimesSquare Capital Management, LLC	GW&K MUNICIPAL BOND GW&K MUNICIPAL ENHANCED YIELD Gannett Welsh & Kotler, LLC

HIGH YIELD J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT Smith Breeden Associates, Inc.

MONEY MARKET JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Managers AMG Chicago Equity Partners Mid-Cap Fund	$28,971	$21,594
Managers AMG Chicago Equity Partners Balanced Fund	$21,101	$20,551
Managers High Yield Fund	$25,786	$21,704
Managers Fixed Income Fund	$28,971	$26,789
Managers Short Duration Government Fund	$23,554	$22,897
Managers Intermediate Duration Government Fund	$23,554	$22,897
All Funds in the Managers Complex Audited by PwC	$850,498	$769,183

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Managers AMG Chicago Equity Partners Mid-Cap Fund	$5,800	$5,556
Managers AMG Chicago Equity Partners Balanced Fund	$5,800	$5,656
Managers High Yield Fund	$6,500	$6,327
Managers Fixed Income Fund	$6,500	$6,135
Managers Intermediate Duration Government Fund	$9,050	$8,939
Managers Intermediate Duration Government Fund	$9,050	$8,939

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date: March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date: March 9, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date: March 9, 2010